CONVERSION APPRAISAL UPDATE REPORT

                     MUTUAL HOLDING COMPANY STOCK OFFERING


                             REVERE FEDERAL SAVINGS
                             REVERE, MASSACHUSETTS

                                  DATED AS OF:
                                NOVEMBER 6, 1998








                                  PREPARED BY:

                               RP FINANCIAL, LC.
                            1700 NORTH MOORE STREET
                                   SUITE 2210
                           Arlington, Virginia 22209

RP FINANCIAL, LC.
-------------------------------------------
Financial Services Industry Consultants

                                                      November 6, 1998




Board of Directors
Revere, MHC
Revere Federal Savings
310 Broadway
Revere, Massachusetts  02051

Gentlemen:

     We have completed and hereby provide an updated appraisal ("Update") of the estimated pro forma market value of the common stock which is to be offered in connection with the mutual-to-stock conversion transaction described below. This Update is furnished pursuant to the requirements of 563b.7 and has been prepared in accordance with the "Guidelines for Appraisal Reports for the Valuation of Savings and Loan Associations Converting from Mutual to Stock Form of Organization" ("Valuation Guidelines") of the Office of Thrift Supervision ("OTS"), including the most recent revisions as of October 21, 1994, and applicable regulatory interpretations thereof. As in the preparation of our original appraisal dated August 21, 1998 ("Original Appraisal") and the first updated appraisal dated October 30, 1998 ("First Update"), we believe the data and information used herein is reliable; however, we cannot guarantee the accuracy and completeness of such information.

Description of Reorganization
-----------------------------

     We understand that the Board of Directors of Revere, MHC, Revere, Massachusetts (the "MHC") and the Board of Directors of Revere Federal Savings, Revere, Massachusetts ("Revere Federal" or the "Bank") recently adopted a stock issuance plan. Pursuant to the stock issuance plan, the Bank will reorganize into what is called a "two-tier" mutual holding company structure. It is a two-tier structure because it will have two levels of holding companies: a "mid-tier" stock holding company and a "top-tier" mutual holding company. Under the terms of the stock issuance plan: (i) the MHC will form RFS Bancorp, Inc. ("RFS Bancorp" or the "Holding Company") as a federal corporation; (ii) the MHC will contribute 100 percent of the Bank's outstanding stock to the Holding Company; and (iii) the Holding Company will issue shares of common stock to the public and the MHC. The number of shares of common stock sold to the public will equal 47 percent of the shares issued in the offering, and the number of shares issued to the MHC will equal 53 percent of the shares issued in the offering.

     It is anticipated that the public shares will be issued to the Bank's Eligible Account Holders, the ESOP, Supplemental Eligible Account Holders and Other Members. Any shares that are not sold in the Subscription offering may be offered in the Community offering.

     The aggregate amount of stock sold by the Holding Company cannot exceed the appraised value of the Bank. Immediately following the offering, the primary assets of the Holding Company will be the capital stock of the Bank and the net offering proceeds remaining after contributing proceeds to the Bank in exchange for 100 percent of the capital stock of the Bank. The Holding Company will contribute at least 85 percent of the net offering proceeds in exchange for the Bank's capital stock. The remaining net offering proceeds, retained at the Holding Company, will be used to fund a loan to the ESOP with the remainder to be used as general working capital.

RP Financial, LC.
Board of Directors
November 6, 1998
Page 2

Appraisal Update
----------------

     This Update reflects the following noteworthy items: a review of stock market conditions since the date of the First Update, along with updated stock prices as of November 6, 1998. Pro forma market value is defined as the price at which Revere Federal's stock immediately upon completion of the offering would change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or sell and both having reasonable knowledge of relevant facts.

     Our valuation is not intended, and must not be construed, as a recommendation of any kind as to the advisability of purchasing shares of the common stock. Moreover, because such valuation is necessarily based upon estimates and projections of a number of matters, all of which are subject to change from time to time, no assurance can be given that persons who purchase shares of common stock in the offering will thereafter be able to buy or sell such shares at prices related to the foregoing valuation of the pro forma market value thereof. RP Financial is not a seller of securities within the meaning of any federal and state securities laws and any report prepared by RP Financial shall not be used as an offer or solicitation with respect to the purchase or sale of any securities. RP Financial maintains a policy which prohibits the company, its principals or employees from purchasing stock of its client institutions.

Discussion of Relevant Considerations
-------------------------------------

     1.   Stock Market Conditions
          -----------------------

          In the short period since the date of the First Update, the performance of the overall stock market has improved as stocks generally have gained back ground lost in the early Fall of 1998. The market has continued to respond to two successive rate cuts from the Fed and from a favorable release of unemployment data during the most recent week -- both of which have been interpreted by the markets generally as being bullish for stocks. The DJIA has enjoyed a string of seven increases out of the past 10 trading days. As of November 6, 1998, the DJIA closed at 8975.46, an increase of 4.4 percent since the date of the First Update. More importantly, the SNL MHC index has realized a string of nine increases out of the past 10 trading days, and as of November 6, 1998, the SNL MHC index closed at 872.2, an increase of 6.1 percent since the date of the First Update.

          As shown in Table 1 below, consistent with the SNL index, the pricing measures for all publicly-traded SAIF-insured thrifts increased since the date of the First Update. Comparatively, the Peer Group's pricing measures (publicly-traded MHC institutions on a fully converted basis) also increased since the date of the First Update. As in the Original Appraisal and First Update, the Peer Group maintained a lower P/B ratio and a higher core P/E multiple relative to the comparative averages for all publicly-traded SAIF-insured thrifts. The Peer Group pricing data shown in Table 1 reflect implied pricing ratios on a fully-converted basis. Since the date of the First Update, 18 of the Peer Group companies had higher market prices as of November 6, 1998.

RP Financial, LC.
Board of Directors
November 6, 1998
Page 3

                                    Table 1
                             Revere Federal Savings
                        Average Pricing Characteristics

                                                 At Oct. 30,  At Nov. 6,         %
                                                    1998        1998          Change
                                                 -----------  ----------      ------
Peer Group of MHCs (Fully Converted Basis)
 Price/Earnings (x)                                 19.02x      19.55x         2.6%
 Price/Core Earnings (x)                            19.97       20.60          3.2
 Price/Book (%)                                     83.66%      85.49%         2.2
 Price/Assets (%)                                   18.75       19.51          4.1
 Avg. Mkt. Capitalization ($Mil)                  $220.94     $235.89          6.8

SAIF-Insured Thrifts
 Price/Earnings (x)                                 17.45x      17.58x         0.7%
 Price/Core Earnings (x)                            17.93       18.25          1.8
 Price/Book (%)                                    126.24%     128.99%         2.2
 Price/Assets (%)                                   16.02       16.24          1.4
 Avg. Mkt. Capitalization ($Mil)                  $145.23     $151.57          4.4

Recent Conversions(1)
 Price/Core Earnings (x)                            17.86x      16.96x        (5.0%)
 Price/Book (%)                                     69.74%      66.25%        (5.0)

(1)  Ratios based on conversions completed for prior three months.

          The "new issue" market is separate and distinct from the market for seasoned issues like the Peer Group companies. Accordingly, as discussed in the Original Appraisal and First Update, RP Financial has considered the pro forma pricing and trading level of recently converted companies in this Update. Between the date of the Original Appraisal and the First Update, market interest for converting thrifts dropped considerably. Since the First Update, although no significant new information is available regarding new issues, we concluded that the general increase in the Peer Group and the market overall portends greater interest in new issues -- warranting a reduction in the discount for market conditions that was applied in the First Update. Since the date of the First Update, the two new mutual holding companies (Sound Bancorp and West Essex Bancorp) have increased slightly in price. However, the current market prices of Sound Bancorp and West Essex Bancorp continue to trade at pro forma P/B ratios (fully converted basis) of 67.43 percent and 63.57 percent, respectively, which represents a sizeable discount to the Peer Group averages overall and which continue to reflect the weakness in the new issue market.

Summary of Adjustments

          Substantially all the factors considered in this Update are the same as the First Update and, accordingly, there are no changes in the majority of valuation parameters. The general market for thrift stocks has increased as indicated by the increase in the SNL Thrift Index and the SNL MHC Index since the date of the First Update, and the two publicly traded mutual holding companies which have recently issued stock have also recovered slightly. Accordingly, we believe the valuation adjustment for marketing of the issue should be

RP Financial, LC.
Board of Directors
November 6, 1998
Page 4

changed from the significant downward adjustment as set forth in the First Update to just a moderate downward adjustment.

                                    Table 2
                             Revere Federal Savings
                             Valuation Adjustments

                                                            Previous              Current Change in
Key Valuation Parameters                              Valuation Adjustment       Valuation Adjustment
------------------------                              --------------------       --------------------
Financial Condition                                     No Adjustment                No Change
Profitability, Growth and Viability of Earnings         Moderate Downward            No Change
Asset Growth                                            No Adjustment                No Change
Primary Market Area                                     No Adjustment                No Change
Dividends                                               Slight Downward              No Change
Liquidity of the Shares                                 Slight Downward              No Change
Marketing of the Issue                                  Significant Downward         Moderate Downward
Management                                              No Adjustment                No Change
Effect of Government Regul. & Reg. Reform               No Adjustment                No Change

          Overall, taking into account the foregoing factors, we believe that an increase in the Bank's valuation ratios on a fully converted basis are appropriate. Our valuation conclusion continues to reflect the weaker market for thrift issues since the date of the Original Appraisal but, also we believe, reflects the recent recovery in the market for thrift issues since the First Update.

Valuation Approaches
--------------------

     In applying the accepted valuation methodology promulgated by the OTS, i.e., the pro forma market value approach, we considered the three key pricing ratios in valuing Revere Federal's to-be-issued stock -- price/earnings ("P/E"), price/book ("P/B"), and price/assets ("P/A") approaches -- all performed on a pro forma basis including the effects of the conversion proceeds. In computing the pro forma impact of the conversion and the related pricing ratios, the valuation parameters for reinvestment rate, offering expenses and stock benefit plan assumptions utilized in the Original Appraisal and First Update did not change in this update. The effective tax rate was reduced from 41 percent to 39 percent to match the offering documents. Thrift industry stock price information is presented in Exhibit 1, while the pro assumptions for Revere Federal's offering (full conversion basis and minority offering basis) are summarized in Exhibits 2 and 4.

     Consistent with the Original Appraisal and First Update, this Update continues to be based primarily on fundamental analysis techniques applied to the Peer Group, including the P/E approach, the P/B approach and the P/A approach. Also consistent with the First Update, this updated appraisal also incorporates a technical analysis of recently completed stock conversions, including principally the P/B approach which (as discussed in the Original
Appraisal and First Update) is the most meaningful pricing ratio as the pro forma P/E ratios reflect an assumed reinvestment rate and do not yet reflect the actual use of proceeds.

     Based on the foregoing, we have concluded that the pro forma market value range of Revere Federal's stock is subject to an increase. Therefore, as of November 6, 1998, RP Financial concluded that the pro forma market value of Revere Federal's stock as a mutual holding company on a fully-converted basis is equal to

RP Financial, LC.
Board of Directors
November 6, 1998
Page 5

$7,500,000 which represents an increase from the midpoint valuation of $6,250,000 concluded in the First Update. This increase is attributable to the increase in pricing for thrifts and MHCs generally. The change in pricing ratios tracks generally to the changes in the pricing ratios for the Peer Group (fully converted basis) since the Original Appraisal. For example:

     o P/TB Ratios Since Original Appraisal. The valuation conclusion represents a 10.7 percent reduction in P/TB ratios since the Original Appraisal versus a reduction in the Peer Group P/TB ratios of 8.9 percent (from 95.14 percent at August 21, 1998 to 86.64 percent currently) and a reduction in the newly converted thrifts of 27.9 percent (from 91.9 percent at August 21, 1998 to 66.25 percent currently); and,

     o    P/CORE  Ratios Since  Original  Appraisal.  The  valuation  conclusion represents a 10.0 percent reduction in P/CORE ratios since the Original Appraisal versus a change in the Peer Group P/CORE ratios of
          0.6 percent (from 20.38 times at August 21, 1998 to 20.60 times currently) and a reduction in the newly converted thrifts of 23.9 percent (from 22.28 times at August 21, 1998 to 16.96 times currently).

     The Bank has adopted Statement of Position ("SOP" 93-6) which will cause earnings per share computations to be based on shares issued and outstanding excluding shares owned by an ESOP where there is not a commitment to release such shares. For the purpose of preparing the pro forma pricing tables and exhibits, we have reflected all shares issued in the offering including shares purchased by the ESOP as outstanding to capture the full dilutive impact of such stock to the Bank's shareholders. However, we have considered the impact of the Bank's adoption of SOP 93-6 in the determination of Revere Federal's pro forma value.

          1. P/E Approach. In applying the P/E approach, RP Financial's valuation conclusions were based on the Bank's and the Peer Group's recurring or "core" earnings estimates. Revere Federal's reported earnings for the twelve months ended September 30, 1998 equaled $291,000. In the First Update, no adjustments were made to the Bank's reported earnings, and similarly, no adjustments were made in this Update. Exhibit 6 provides the adjustments applied to the Peer Group's earnings in the calculation of core earnings.

          Based on Revere Federal's reported earnings, and incorporating the impact of the pro forma assumptions discussed previously, the Bank's core P/E multiple at the $7.500 million midpoint value (full conversion) equaled 17.87 times (versus the 15.79 times midpoint valuation in the First Update). Comparatively, the Peer Group posted an average core P/E multiple of 20.60 times (fully converted basis), which indicated a discount of 13.3 percent in the Bank's core P/E multiple (versus a discount of 20.9 percent as indicated in the First Update). In addition, the pro forma P/CORE multiple at the midpoint of
17.87 is discounted by just 2.4 percent relative to the average of the current P/CORE multiples of Sound Bancorp and West Essex Bancorp (of 18.32 percent) as of November 6, 1998. (We consider this discount to be reasonable in light of the smaller, less liquid nature of Revere's offering relative to the two recent
MHCs). The implied conversion pricing ratios relative to the Peer Group's pricing ratios are indicated in Table 3, and the updated pro forma calculations are detailed in Exhibits 2 and 3.

          2. P/B Approach. P/B ratios have generally served as a useful benchmark in the valuation of thrift stocks, with the greater determinant of long term value being earnings. Based on the midpoint value, Revere Federal's pro forma full conversion P/B ratio was 59.31 percent (versus the 54.13 percent midpoint valuation in the First Update). Relative to the average P/B ratio indicated for the Peer Group of 85.29 percent (fully converted basis), Revere Federal's updated valuation reflected a 30.5 percent discount relative to the Peer Group (versus the 36.2 percent discount applied in the First Update). In addition, the pro forma P/TB ratio at the

                                    TABLE 3

                             PUBLIC MARKET PRICING
                 REVERE FS&LA OF REVERE, MA AND THE COMPARABLES

                             AS OF NOVEMBER 6, 1998

                                                                 Market          Per Share Data
                                                             Captialization      --------------          Pricing Ratios(3)
                                                            ----------------     Core       Book        -----------------
                                                            Price/     Market    12-Mth     Value/
                                                            Share(1)   Value     EPS(2)     Share        P/E
                                                            --------   ------    ------     -----        ---
                                                               ($)     ($Mil)     ($)        ($)         (X)
Revere FS&LA of Revere, MA
--------------------------
Superrange ............................................     10.00   $    9.92      0.47      14.87      21.34
Range Maximum .........................................     10.00        8.63      0.51      15.79      19.57
Range Midpoint ........................................     10.00        7.50      0.56      16.86      17.87
Range Minimum .........................................     10.00        6.38      0.63      18.30      15.99

SAIF-Insured Thrifts(7)
-----------------------
Averages ..............................................     16.33      151.57      0.91      13.26      17.58
Medians ...............................................        --          --        --         --      16.98

All Non-MHC State of MA(7)
--------------------------
Averages ..............................................     16.82      108.94      0.88      14.77      15.72
Medians ...............................................        --          --        --         --      12.73

Publicly-Traded MHC Institutions, Full Conversion Basis
-------------------------------------------------------
Averages ..............................................     14.24      235.89      0.71      16.43      19.55
Medians ...............................................        --          --        --         --      18.97

Publicly-Traded MHC Institutions, Full Conversion Basis
-------------------------------------------------------
ALLB Alliance Bank MHC of PA (19.9) ...................     13.63       46.61      0.89      18.90      15.31
BCSB BCSB Bankcorp MHC of MD (38.6) ...................     10.13       62.22      0.52      12.65      19.48
BRKL Brookline Bncp MHC of MA (47.0) ..................     12.63      368.49      0.69      15.25      17.79
FFFL Fidelity Bcsh MHC of FL (47.9) ...................     23.00      167.67      1.20      23.42      16.31
SBFL Fingr Lakes Fin.MHC of NY (33.1) .................     11.50       41.29      0.43      12.94      23.47
GBNK Gaston Fed Bncp MHC of NC (47.0) .................     14.44       65.15      0.50      15.76      27.25
HARS Harris Fin. MHC of PA (24.9) .....................     16.75      645.34      0.68      16.26      20.68
JXSB Jcksnville SB,MHC of IL (45.6) ...................     13.25       26.24      0.50      15.93      18.93
LFED Leeds Fed Bksr MHC of MD (36.3) ..................     15.00       83.58      0.86      17.41      17.44
LIBB Liberty Bancorp MHC of NJ (47) ...................      9.75       38.03      0.51      13.20      19.12
NBCP Niagara Bancorp of NY MHC (45.4) .................     11.38      339.20      0.61      14.12      24.74
NWSB Northwest Bcrp MHC of PA (30.8) ..................     12.00      579.22      0.66      12.09      17.91
PBHC Pathfinder BC MHC of NY (45.2) ...................     10.75       29.93      0.60      13.64      15.81
PBCT Peoples Bank, MHC of CT (41.2) ...................     28.50     2164.32      1.32      26.93      15.08
PHSB Ppls Home SB, MHC of PA (45.0) ...................     14.63       41.71      0.75      17.83      18.29
PLSK Pulaski SB, MHC of NJ (47.0) .....................     11.38       24.64      0.63      15.76      18.97
SKBOD Skibo Fin Corp MHC of PA (45.0) .................     12.13       42.95      0.51      14.32      26.37
SFFS Sound Bancorp MHC of NY (44.1) ...................     10.00       52.13      0.78      14.83      12.82
WAYN Wayne Svgs Bks MHC of OH (48.2) ..................     21.25       53.93      0.94      19.43      21.04
WCFB Wbstr Cty FSB MHC of IA (45.6) ...................     17.00       39.03      0.85      18.56      20.00
WEBK West Essex MHC of NJ (42.2) ......................     10.00       42.07      0.42      15.73      23.81

                                                                                                               Dividends(4)
                                                          Pricing Ratios(3)                           ----------------------------
                                                          -----------------                           Amount/             Payout
                                                            P/B         P/A       P/TB      P/CORE     Share    Yield    Ratio(5)
                                                            ---         ---       ----      ------     -----    -----    --------
Revere FS&LA of Revere, MA
--------------------------
Superrange ............................................     67.26      10.15      67.26      21.34      0.00      0.00      0.00
Range Maximum .........................................     63.31       8.93      63.31      19.57      0.00      0.00      0.00
Range Midpoint ........................................     59.31       7.84      59.31      17.87      0.00      0.00      0.00
Range Minimum .........................................     54.64       6.74      54.64      15.99      0.00      0.00      0.00

SAIF-Insured Thrifts(7)
-----------------------
Averages ..............................................    128.99      16.24     134.50      18.25      0.33      2.03     33.76
Medians ...............................................    118.14      14.92     121.79      17.85        --        --        --

All Non-MHC State of MA(7)
--------------------------
Averages ..............................................    113.57       9.28     115.77      19.66      0.30      1.74     33.36
Medians ...............................................    141.59      14.83     149.02      14.30        --        --        --

Publicly-Traded MHC Institutions, Full Conversion Basis
-------------------------------------------------------
Averages ..............................................     85.49      19.51      86.64      20.60      0.32      1.94     34.73
Medians ...............................................     83.18      18.99      84.71      19.48        --        --        --

Publicly-Traded MHC Institutions, Full Conversion Basis
-------------------------------------------------------
ALLB Alliance Bank MHC of PA (19.9) ...................     72.12      14.84      72.12      15.31      0.36      2.64     40.45
BCSB BCSB Bankcorp MHC of MD (38.6) ...................     80.08      20.28      80.08      19.48      0.00      0.00      0.00
BRKL Brookline Bncp MHC of MA (47.0) ..................     82.82      36.67      82.82      18.30      0.20      1.58     28.99
FFFL Fidelity Bcsh MHC of FL (47.9) ...................     98.21      10.83      99.70      91.17      1.00      4.35        NM
SBFL Fingr Lakes Fin.MHC of NY (33.1) .................     88.87      13.79      88.87      26.74      0.24      2.09     55.81
GBNK Gaston Fed Bncp MHC of NC (47.0) .................     91.62      28.01      91.62      28.88      0.20      1.39     40.00
HARS Harris Fin. MHC of PA (24.9) .....................    103.01      22.60     106.01      24.63      0.22      1.31     32.35
JXSB Jcksnville SB,MHC of IL (45.6) ...................     83.18      14.59      83.18      26.50      0.30      2.26     60.00
LFED Leeds Fed Bksr MHC of MD (36.3) ..................     86.16      23.85      86.16      17.44      0.56      3.73     65.12
LIBB Liberty Bancorp MHC of NJ (47) ...................     73.86      14.31      73.86      19.12      0.00      0.00      0.00
NBCP Niagara Bancorp of NY MHC (45.4) .................     80.59      21.32      80.59      18.66      0.12      1.05     19.67
NWSB Northwest Bcrp MHC of PA (30.8) ..................     99.26      19.78     103.18      18.18      0.16      1.33     24.24
PBHC Pathfinder BC MHC of NY (45.2) ...................     78.81      14.08      86.69      17.92      0.20      1.86     33.33
PBCT Peoples Bank, MHC of CT (41.2) ...................    105.83      20.03     113.59      21.59      0.92      3.23     69.70
PHSB Ppls Home SB, MHC of PA (45.0) ...................     82.05      16.14      82.05      19.51      0.28      1.91     37.33
PLSK Pulaski SB, MHC of NJ (47.0) .....................     72.21      12.14      72.21      18.06      0.30      2.64     47.62
SKBOD Skibo Fin Corp MHC of PA (45.0) .................     84.71      24.99      84.71      23.78      0.20      1.65     39.22
SFFS Sound Bancorp MHC of NY (44.1) ...................     67.43      17.42      67.43      12.82      0.00      0.00      0.00
WAYN Wayne Svgs Bks MHC of OH (48.2) ..................    109.37      18.99     109.37      22.61      0.62      2.92     65.96
WCFB Wbstr Cty FSB MHC of IA (45.6) ...................     91.59      33.36      91.59      20.00      0.80      4.71        NM
WEBK West Essex MHC of NJ (42.2) ......................     63.57      11.77      63.57      23.81      0.00      0.00      0.00


                                                                              Financial Characteristics(6)
                                                          ------------------------------------------------------------------
                                                                                            Reported                Core
                                                          Total     Equity/    NPAs/     --------------       --------------
                                                          Assets    Assets    Assets     ROA        ROE       ROA        ROE
                                                          ------    ------    ------     ---        ---       ---        ---
                                                          ($Mil)      (%)       (%)       (%)       (%)       (%)       (%)
Revere FS&LA of Revere, MA
--------------------------
Superrange ............................................      98      15.09      0.20      0.48      3.15      0.48      3.15
Range Maximum .........................................      97      14.10      0.21      0.46      3.23      0.46      3.23
Range Midpoint ........................................      96      13.22      0.21      0.44      3.32      0.44      3.32
Range Minimum .........................................      95      12.33      0.21      0.42      3.42      0.42      3.42

SAIF-Insured Thrifts(7)
-----------------------
Averages ..............................................   1,127      13.66      0.60      0.90      7.72      0.86      7.26
Medians ...............................................      --         --        --        --        --        --        --

All Non-MHC State of MA(7)
--------------------------
Averages ..............................................   1,175       8.20      0.27      0.63      7.09      0.51      5.66
Medians ...............................................      --         --        --        --        --        --        --

Publicly-Traded MHC Institutions, Full Conversion Basis
-------------------------------------------------------
Averages ..............................................   1,171      22.91      0.57      1.06      4.70      1.02      4.44
Medians ...............................................      --         --        --        --        --        --        --

Publicly-Traded MHC Institutions, Full Conversion Basis
-------------------------------------------------------
ALLB Alliance Bank MHC of PA (19.9) ...................     314      20.57      0.89      1.01      4.77      1.01      4.77
BCSB BCSB Bankcorp MHC of MD (38.6) ...................     307      25.32      0.34      1.04      4.11      1.04      4.11
BRKL Brookline Bncp MHC of MA (47.0) ..................   1,005      44.28      0.33      2.27      5.82      2.21      5.66
FFFL Fidelity Bcsh MHC of FL (47.9) ...................   1,549      11.02      0.27      0.80      6.14      0.68      5.22
SBFL Fingr Lakes Fin.MHC of NY (33.1) .................     299      15.51      0.50      0.64      3.84      0.56      3.37
GBNK Gaston Fed Bncp MHC of NC (47.0) .................     233      30.57      0.50      1.02      4.34      0.97      4.10
HARS Harris Fin. MHC of PA (24.9) .....................   2,855      21.94      0.65      1.16      5.05      0.97      4.24
JXSB Jcksnville SB,MHC of IL (45.6) ...................     180      17.54      0.79      0.77      4.44      0.55      3.17
LFED Leeds Fed Bksr MHC of MD (36.3) ..................     350      27.68      0.83      1.41      4.99      1.41      4.99
LIBB Liberty Bancorp MHC of NJ (47) ...................     266      19.37      0.38      0.74      3.89      0.74      3.89
NBCP Niagara Bancorp of NY MHC (45.4) .................   1,591      26.45      0.26      0.94      4.01      1.25      5.32
NWSB Northwest Bcrp MHC of PA (30.8) ..................   2,928      19.93      0.52      1.22      5.64      1.20      5.56
PBHC Pathfinder BC MHC of NY (45.2) ...................     213      17.87      1.40      0.90      5.05      0.80      4.45
PBCT Peoples Bank, MHC of CT (41.2) ...................  10,807      18.92      0.59      1.44      7.24      1.01      5.06
PHSB Ppls Home SB, MHC of PA (45.0) ...................     258      19.67      0.21      0.94      4.54      0.88      4.26
PLSK Pulaski SB, MHC of NJ (47.0) .....................     203      16.82      0.62      0.66      3.87      0.69      4.06
SKBOD Skibo Fin Corp MHC of PA (45.0) .................     172      29.51      0.59      0.94      3.21      1.05      3.56
SFFS Sound Bancorp MHC of NY (44.1) ...................     299      25.84      0.52      1.36      5.26      1.36      5.26
WAYN Wayne Svgs Bks MHC of OH (48.2) ..................     284      17.37        NA      0.91      5.26      0.85      4.89
WCFB Wbstr Cty FSB MHC of IA (45.6) ...................     117      36.42      0.07      1.70      4.62      1.70      4.62
WEBK West Essex MHC of NJ (42.2) ......................     357      18.52      1.10      0.49      2.67      0.49      2.67

------
(1) Current stock price of minority stock. Average of High/Low or Bid/Ask price per share.
(2) EPS (estimated core earnings) is based on reported trailing twelve month data, adjusted to omit non-operating gains and losses (including the SAIF assessment) on a tax effected basis. ??? data reflects additional earnings from reinvestment of proceeds of second step conversion.
(3) P/E = Price to Earnings; P/B = Price to Book; P/A = Price to Assets; P/TB = Price to Tangible Book; and P/CORE = Price to Core Earnings. Ratios are pro forma assuming a second step conversion.
(4)  Indicated twelve month dividend, based on last quarterly dividend declared.
(5) Indicated twelve month dividend as a percent of trailing twelve month estimated core earnings (earnings adjusted to reflect second step conversion).
(6) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month earnings and average equity and assets balances.
(7) Excludes from averages and medians those companies the subject of actual or rumored acquisition activities or unusual operating characteristics.
(8) Figures estimated by RP Financial to reflect a second step conversion of the MHC to full stock form.

Source: Corporate reports, offering circulars, and RP Financial, LC. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

RP Financial, LC.
Board of Directors
November 6, 1998
Page 7

midpoint of 59.31 is discounted by 9.5 percent relative to the average of the current trading prices of Sound Bancorp and West Essex Bancorp (of 65.50 percent) as of November 6, 1998. (We consider this discount to be reasonable in light of the smaller, less liquid nature of Revere's offering relative to the two recent MHCs).

          3. P/A Approach. While generally less emphasized than the other pricing ratios, the P/A ratio is an indicator of franchise value and investors typically place significantly greater weight on book value and earnings. At the $7.500 million midpoint of the valuation range, Revere Federal's P/A ratio equaled 7.84 percent versus the Peer Group's average P/A ratio (fully converted basis) of 19.51 percent.

Summary
-------

          Based on the foregoing, we have concluded that Revere Federal's estimated pro forma market value should be increased from the level in the First Update. Accordingly, it is our opinion, as of November 6, 1998, the estimated aggregate pro forma market value of the offering shares in a full stock conversion was $7,500,000 at the midpoint, equal to 750,000 shares offered at a per share value of $10.00. Pursuant to conversion guidelines, the 15 percent offering range indicates a minimum offering value of $6,375,000, and a maximum offering value of $8,625,000. Based on the $10.00 per share offering price determined by the Board, this valuation range equates to an offering of 637,500 shares at the minimum to 862,500 shares at the maximum. In the event that the appraised value is subject to an increase, up to 991,875 shares may be sold in the offering at an issue price of $10.00 per share, for an aggregate market value of $9,918,750, without a resolicitation.

          The Board of Directors has established a public offering range such that the public ownership of the Holding Company will constitute a 47 percent ownership interest. Accordingly, the offering range to the public of the minority stock will range from $2,996,250 at the minimum, to $3,525,000 at the midpoint, $4,053,750 at the maximum and $4,661,812 at the supermaximum of the valuation range, all based on a $10.00 per share offering price. The pro forma valuation calculations relative to the Peer Group (fully converted basis) are shown in Table 3 and are detailed in Exhibit 2 and Exhibit 3; the pro forma valuation calculations relative to the Peer Group based on reported financials are shown in Table 4 and are detailed in Exhibits 4 and 5.

                                                      Respectfully submitted,
                                                      RP FINANCIAL, LC.

                                                      /s/ William E. Pommerening
                                                      William E. Pommerening
                                                      Chief Executive Officer

                                                      /s/ James J. Oren
                                                      James J. Oren
                                                      Senior Vice President

RP FINANCIAL, LC.
---------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700





                                    TABLE 4
                             PUBLIC MARKET PRICING
                 REVERE FS&LA OF REVERE, MA AND THE COMPARABLES
                             AS OF NOVEMBER 6, 1998

                                                    Market           Per Share Data
                                                Captialization      ------------------
                                               -----------------     Core       Book      Pricing Ratios(3)
                                               Price/      Market    12-Mth     Value/    --------------
                                               Share(1)    Value     EPS(2)     Share     P/E      P/B
                                               --------    ------     ------     -----    ---      ---
                                                  ($)      ($Mil)       ($)       ($)     (X)      (%)
Revere FS&LA of Revere, MA
--------------------------
Superrange ..................................     10.00   $   4.66      0.37      10.10  27.35     98.98
Range Maximum ...............................     10.00       4.05      0.41      11.01  24.54     90.79
Range Midpoint ..............................     10.00       3.53      0.46      12.06  21.94     82.90
Range Minimum ...............................     10.00       3.00      0.52      13.48  19.19     74.17

SAIF-Insured Thrifts ........................     16.33     151.57      0.91      13.26  17.58    128.99
Special Selection Grouping (8) ..............     14.24      84.59      0.50       9.20  23.83    159.39
State of MA .................................     18.28      82.70      1.21      13.34  14.25    147.10

Comparable Group
----------------

Special Comparative Group (8)
-----------------------------
ALLB Alliance Bank MHC of PA (19.9) .........     13.63       8.86      0.60       9.24  22.72    147.51
BCSB BCSB Bankcorp MHC of MD (38.6) .........     10.13      23.92      0.36       7.28  28.14    139.15
BRKL Brookline Bncp MHC of MA (47.0) ........     12.63     172.72      0.51       9.47  23.83    133.37
CMSV Commty. Svgs, MHC of FL (48.5)(7) ......     22.88      56.51      0.93      16.29  22.65    140.45
FFFL Fidelity Bcsh MHC of FL (47.9) .........     23.00      74.98      0.92      13.28  20.00    173.19
SBFL Fingr Lakes Fin.MHC of NY (33.1) .......     11.50      13.57      0.23       6.28     NM    183.12
FFSX First FSB MHC Sxld of IA (46.3)(7) .....     22.25      29.21      1.17      14.77  18.54    150.64
GBNK Gaston Fed Bncp MHC of NC (47.0) .......     14.44      30.51      0.30       9.14     NM    157.99
HARS Harris Fin. MHC of PA (24.9) ...........     16.75     141.40      0.38       5.65     NM    296.46
JXSB Jcksnville SB,MHC of IL (45.6) .........     13.25      11.51      0.30       9.41  26.50    140.81
LFED Leeds Fed Bksr MHC of MD (36.3) ........     15.00      28.25      0.64       9.49  23.44    158.06
LIBB Liberty Bancorp MHC of NJ (47) .........      9.75      17.88      0.37       8.76  26.35    111.30
NBCP Niagara Bancorp of NY MHC (45.4) .......     11.38     153.65      0.45       8.76     NM    129.91
NWSB Northwest Bcrp MHC of PA (30.8) ........     12.00     173.26      0.44       4.65  26.67    258.06
PBHC Pathfinder BC MHC of NY (45.2) .........     10.75      13.75      0.45       8.61  20.28    124.85
PBCT Peoples Bank, MHC of CT (41.2) .........     28.50     787.54      1.00      13.36  17.07    213.32
PHSB Ppls Home SB, MHC of PA (45.0) .........     14.63      18.17      0.53      10.62  25.22    137.76
PULB Pulaski Bk, SB MHC of MO (29.8)(7) .....     19.25      12.01      0.78      11.70  20.26    164.53
PLSK Pulaski SB, MHC of NJ (47.0) ...........     11.38      11.27      0.48      10.68  25.29    106.55
SKBOD Skibo Fin Corp MHC of PA (45.0) .......     12.13      12.55      0.29       7.09     NM    171.09
SFFS Sound Bancorp MHC of NY (44.1) .........     10.00      22.99      0.63      10.02  15.87     99.80
WAYN Wayne Svgs Bks MHC of OH (48.2) ........     21.25      25.44      0.66       9.94  29.11    213.78
WCFB Wbstr Cty FSB MHC of IA (45.6) .........     17.00      16.35      0.63      10.75  26.98    158.14
WEBK West Essex MHC of NJ (42.2) ............     10.00      17.73      0.27      10.76     NM     92.94

                                                                                          Dividends(4)
                                                         Pricing Ratios(3)        --------------------------
                                                   --------------------------     Amount/             Payout
                                                   P/A       P/TB      P/CORE     Share    Yield    Ratio(5)
                                                   ---       ----      ------     -----    -----    --------
Revere FS&LA of Revere, MA
--------------------------
Superrange ..................................     10.66      98.98      27.35      0.00      0.00      0.00      93       10.77
Range Maximum ...............................      9.33      90.79      24.54      0.00      0.00      0.00      92       10.27
Range Midpoint ..............................      8.15      82.90      21.94      0.00      0.00      0.00      92        9.83
Range Minimum ...............................      6.96      74.17      19.19      0.00      0.00      0.00      92        9.39

SAIF-Insured Thrifts ........................     16.24     134.50      18.25      0.33      2.03     33.76   1,127       13.66
Special Selection Grouping (8) ..............     21.27     165.43      24.97      0.32      1.94     13.85   1,039       14.16
State of MA .................................     15.43     152.07      16.09      0.39      2.09     29.96     629       11.37

Comparable Group
----------------

Special Comparative Group (8)
-----------------------------
ALLB Alliance Bank MHC of PA (19.9) .........     15.95     147.51      22.72      0.36      2.64     11.91     280       10.81
BCSB BCSB Bankcorp MHC of MD (38.6) .........     22.64     139.15      28.14      0.00      0.00      0.00     274       16.27
BRKL Brookline Bncp MHC of MA (47.0) ........     43.99     133.37      24.76      0.20      1.58     18.43     835       32.99
CMSV Commty. Svgs, MHC of FL (48.5)(7) ......     15.24     140.45      24.60      0.90      3.93        NM     766       10.85
FFFL Fidelity Bcsh MHC of FL (47.9) .........     10.65     178.29      25.00      1.00      4.35        NM   1,468        6.15
SBFL Fingr Lakes Fin.MHC of NY (33.1) .......     14.91     183.12         NM      0.24      2.09        NM     275        8.14
FFSX First FSB MHC Sxld of IA (46.3)(7) .....     11.48     186.97      19.02      0.48      2.16     18.93     552        7.62
GBNK Gaston Fed Bncp MHC of NC (47.0) .......     32.05     157.99         NM      0.20      1.39     31.32     203       20.28
HARS Harris Fin. MHC of PA (24.9) ...........     23.52     326.51         NM      0.22      1.31     14.38   2,421        7.93
JXSB Jcksnville SB,MHC of IL (45.6) .........     15.20     140.81         NM      0.30      2.26        NM     166       10.80
LFED Leeds Fed Bksr MHC of MD (36.3) ........     25.75     158.06      23.44      0.56      3.73        NM     303       16.29
LIBB Liberty Bancorp MHC of NJ (47) .........     15.31     111.30      26.35      0.00      0.00      0.00     248       13.75
NBCP Niagara Bancorp of NY MHC (45.4) .......     23.66     129.91      25.29      0.12      1.05     12.10   1,431       18.22
NWSB Northwest Bcrp MHC of PA (30.8) ........     21.95     287.08      27.27      0.16      1.33     11.20   2,563        8.50
PBHC Pathfinder BC MHC of NY (45.2) .........     14.85     146.26      23.89      0.20      1.86     20.78     198       11.89
PBCT Peoples Bank, MHC of CT (41.2) .........     19.01     254.69      28.50      0.92      3.23        NM   9,619        8.91
PHSB Ppls Home SB, MHC of PA (45.0) .........     17.04     137.76      27.60      0.28      1.91     23.77     237       12.37
PULB Pulaski Bk, SB MHC of MO (29.8)(7) .....     22.08     164.53      24.68      1.10      5.71        NM     184       13.42
PLSK Pulaski SB, MHC of NJ (47.0) ...........     12.54     106.55      23.71      0.30      2.64     29.35     191       11.77
SKBOD Skibo Fin Corp MHC of PA (45.0) .......     28.74     171.09         NM      0.20      1.65     20.69     146       16.80
SFFS Sound Bancorp MHC of NY (44.1) .........     19.02      99.80      15.87      0.00      0.00      0.00     274       19.05
WAYN Wayne Svgs Bks MHC of OH (48.2) ........     20.37     213.78         NM      0.62      2.92        NM     259        9.53
WCFB Wbstr Cty FSB MHC of IA (45.6) .........     37.01     158.14      26.98      0.80      4.71        NM      97       23.41
WEBK West Essex MHC of NJ (42.2) ............     12.48      92.94         NM      0.00      0.00      0.00     336       13.43


                                                            Financial Characteristics(6)
                                                -----------------------------------------------
                                                             Reported                Core
                                                 NPAs/     --------------       --------------
                                                 Assets     ROA        ROE       ROA        ROE
                                                 ------     ---        ---       ---        ---
                                                  (%)       (%)       (%)       (%)       (%)
Revere FS&LA of Revere, MA
Superrange ..................................     0.21      0.39      3.62      0.39      3.62
Range Maximum ...............................     0.22      0.38      3.70      0.38      3.70
Range Midpoint ..............................     0.22      0.37      3.78      0.37      3.78
Range Minimum ...............................     0.22      0.36      3.86      0.36      3.86
SAIF-Insured Thrifts ........................     0.60      0.90      7.72      0.86      7.??
Special Selection Grouping (8) ..............     0.57      0.83      6.49      0.78      5.88
State of MA .................................     0.37      1.17     12.13      1.06     10.67
Comparable Group
Special Comparative Group (8)

ALLB Alliance Bank MHC of PA (19.9) .........     0.89      0.73      6.67      0.73      6.67
BCSB BCSB Bankcorp MHC of MD (38.6) .........     0.34      0.80      4.95      0.80      4.95
BRKL Brookline Bncp MHC of MA (47.0) ........     0.33      2.07      8.28      2.00      7.97
CMSV Commty. Svgs, MHC of FL (48.5)(7) ......     0.27      0.70      6.35      0.65      5.85
FFFL Fidelity Bcsh MHC of FL (47.9) .........     0.27      0.65      8.98      0.52      7.18
SBFL Fingr Lakes Fin.MHC of NY (33.1) .......     0.50      0.41      4.75      0.33      3.76
FFSX First FSB MHC Sxld of IA (46.3)(7) .....     0.34      0.68      8.43      0.66      8.22
GBNK Gaston Fed Bncp MHC of NC (47.0) .......     0.50      0.73      5.92      0.66      5.39
HARS Harris Fin. MHC of PA (24.9) ...........     0.65      0.80      9.83      0.57      7.05
JXSB Jcksnville SB,MHC of IL (45.6) .........     0.79      0.57      5.41      0.34      3.24
LFED Leeds Fed Bksr MHC of MD (36.3) ........     0.83      1.13      6.89      1.13      6.89
LIBB Liberty Bancorp MHC of NJ (47) .........     0.38      0.57      4.26      0.57      4.26
NBCP Niagara Bancorp of NY MHC (45.4) .......     0.26      0.69      4.92      1.04      7.38
NWSB Northwest Bcrp MHC of PA (30.8) ........     0.52      0.92     10.14      0.90      9.91
PBHC Pathfinder BC MHC of NY (45.2) .........     1.40      0.74      6.28      0.63      5.33
PBCT Peoples Bank, MHC of CT (41.2) .........     0.59      1.22     13.50      0.73      8.08
PHSB Ppls Home SB, MHC of PA (45.0) .........     0.21      0.72      5.58      0.66      5.10
PULB Pulaski Bk, SB MHC of MO (29.8)(7) .....     0.98      1.11      8.38      0.91      6.88
PLSK Pulaski SB, MHC of NJ (47.0) ...........     0.62      0.51      4.32      0.54      4.61
SKBOD Skibo Fin Corp MHC of PA (45.0) .......     0.59      0.57      3.38      0.68      4.08
SFFS Sound Bancorp MHC of NY (44.1) .........     0.52      1.20      6.29      1.20      6.29
WAYN Wayne Svgs Bks MHC of OH (48.2) ........       NA      0.71      7.52      0.64      6.80
WCFB Wbstr Cty FSB MHC of IA (45.6) .........     0.07      1.40      5.95      1.40      5.95
WEBK West Essex MHC of NJ (42.2) ............     1.10      0.34      2.51      0.34      2.51

------
(1) Average of High/Low or Bid/Ask price per share.

(2) EPS (estimate core basis) is based on actual trailing twelve month data, adjusted to omit non-operating items (including the SAIF assessment) on a tax effected basis.

(3) P/E = Price to earnings; P/B = Price to book; P/A = Price to assets; P/TB = Price to tangible book value; and P/CORE = Price to estimated core earnings.

(4) Indicated twelve month dividend, based on last quarterly dividend declared.

(5) Indicated dividend as a percent of trailing twelve month estimated core earnings.

(6) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month earnings and average equity and assets balances.

(7) Excludes from averages those companies the subject of actual or rumored acquisition activities or unusual operating characteristics.

(8) Includes MHC Institutions;

Source: Corporate reports, offering circulars, and RP Financial, LC. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

                                    EXHIBITS

RP Financial, LC.



                                LIST OF EXHIBITS

     Exhibit
     Number                Description
     -------               -----------

       1      Stock Prices: As of November 6, 1998

       2      Pro Forma Analysis Sheet: Fully Converted Basis

       3      Pro Forma Effect of Conversion Proceeds: Fully Converted Basis

       4      Pro Forma Analysis Sheet: Minority Stock Offering

       5      Pro Forma Effect of Conversion Proceeds: Minority Stock Offering

       6      Peer Group Core Earnings Analysis

       7      Firm Qualifications Statement

                                   EXHIBIT 1

                      Stock Prices: As of November 6, 1998

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

                                                             Exhibit IA
                                                Weekly Thrift Market Line - Part One
                                                    Prices As Of November 6, 1998



                                                  Market Capitalization                      Price Change Data
                                                 -----------------------      -----------------------------------------------
                                                                                 52 Week (1)              % Change From
                                                          Shares  Market      ---------------         -----------------------
                                                  Price/  Outst- Capital-                       Last     Last 52 Wks  Dec 31,
     Financial Institution                       Share(1) anding ization(9)     High     Low    Week     Week  Ago(2) 1997(2)
     ---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- --------
                                                    ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)
     Market Averages. SAIF-Insured Thrifts(no MHC)
     ---------------------------------------------
     SAIF-Insured Thrifts(274)                     16.51   7,778   159.2        22.96   13.75   16.12    2.26   -7.91   -14.84
     NYSE Traded Companies(7)                      30.61  42,346 1,495.2        44.18   22.62   28.68    9.75  -21.66   -24.52
     AMEX Traded Companies(22)                     14.45   3,367    46.4        20.86   12.51   14.02    2.68  -12.19   -19.17
     NASDAQ Listed OTC Companies(245)              16.31   7,248   133.6        22.58   13.62   15.98    2.03   -7.15   -14.19
     California Companies(17)                      21.32  14,436   527.8        30.40   16.52   20.12    6.48  -17.84   -21.95
     Florida Companies(5)                          11.74  30,056   344.6        20.58    8.56   11.28    3.76  -27.31   -32.08
     Mid-Atlantic Companies(52)                    16.28  11,579   186.4        23.28   13.32   15.73    3.58   -9.08   -16.44
     Mid-West Companies(130)                       16.15   5,671   113.3        22.10   13.86   15.86    1.78   -6.91   -14.06
     New England Companies(7)                      17.86   8,258   200.3        25.09   13.19   17.41    1.00  -11.04   -15.80
     North-West Companies(11)                      17.39  11,373   247.8        22.62   13.86   17.25    1.48   -0.87    -2.76
     South-East Companies(41)                      16.61   4,622    99.6        23.01   13.71   16.35    1.30   -4.04   -11.98
     South-West Companies(6)                       13.06   2,743    43.1        19.23   11.80   13.30   -2.13  -13.71   -24.76
     Western Companies (Excl CA)(5)                16.25   2,133    37.1        22.05   14.44   15.85    3.05   -6.17   -18.10
     Thrift Strategy(233)                          16.01   5,189    93.9        22.13   13.55   15.69    1.95   -7.49   -14.24
     Mortgage Banker Strategy(24)                  20.72  22,735   588.4        29.06   16.01   20.09    2.72   -8.60   -18.58
     Real Estate Strategy(7)                       16.57   8,453   111.6        24.59   13.62   15.46    6.65   -7.28   -11.08
     Diversified Strategy(7)                       19.53  48,273 1,070.5        28.45   13.19   18.78    6.21  -20.00   -24.30
     Retail Banking Strategy(3)                    16.63   5,223   104.1        25.69   13.85   15.88    3.55  -11.11   -24.35
     Companies Issuing Dividends(231)              17.08   7,754   169.1        23.52   14.28   16.69    2.28   -7.43   -14.63
     Companies Without Dividends(43)               13.18   7,916   101.9        19.72   10.67   12.86    2.15  -10.77   -16.10
     Equity/Assets less than 6%(16)                16.55  20,211   345.0        25.01   11.98   15.89    3.32  -17.09   -23.77
     Equity/Assets 6-12%(124)                      17.88   8,553   215.7        24.96   14.57   17.40    2.62   -7.60   -16.45
     Equity/Assets greater than 12%(134)           15.24   5,550    84.6        20.87   13.21   14.98    1.81   -7.06   -12.27
     Actively Traded Companies(28)                 23.90  29,804   809.7        32.49   18.84   23.25    2.73   -9.24   -17.45
     Market Value Below $20 Million(62)            12.40   1,194    13.9        17.90   11.02   12.22    1.36  -14.75   -20.40
     Holding Company Structure(247)                16.79   7,686   162.7        23.37   14.00   16.39    2.33   -8.29   -14.95
     Assets Over $1 Billion(55)                    20.63  25,967   586.7        28.74   15.44   19.79    4.12   -7.72   -15.15
     Assets $500 Million-$1 Billion(37)            18.19   5,662    95.3        25.13   14.92   17.62    3.37   -8.72   -15.77
     Assets $250-$500 Million(63)                  16.72   3,684    57.4        22.82   14.28   16.38    2.51   -2.97    -9.96
     Assets less than $250 Million(119)            13.92   1,697    23.1        19.60   12.33   13.79    0.92  -10.15   -16.77
     Goodwill Companies(112)                       17.29  13,975   266.9        24.41   13.83   16.68    3.46   -8.47   -15.97
     Non-Goodwill Companies(160)                   15.91   3,458    84.4        21.88   13.65   15.67    1.50   -7.59   -14.03
     Acquirors of FSLIC Cases(7)                   33.29  33,613 1,497.2        43.53   26.84   32.34    1.67  -10.43   -15.15




                                                      Current Per Share Financials
                                                  ----------------------------------------
                                                                           Tangible
                                                  Trailing  12 Mo.   Book    Book
                                                   12 Mo.   Core    Value/  Value/  Assets/
     Financial Institution                         EPS(3)   EPS(3)  Share  Share(4) Share
     ---------------------                        -------- ------- ------- ------- -------
                                                      ($)     ($)     ($)     ($)     ($)
     Market Averages. SAIF-Insured Thrifts(no MHC)
     ---------------------------------------------
     SAIF-Insured Thrifts(274)                      1.00    0.94   13.56   13.09   123.64
     NYSE Traded Companies(7)                       2.09    1.80   19.18   18.53   242.79
     AMEX Traded Companies(22)                      0.83    0.80   14.50   14.20   118.98
     NASDAQ Listed OTC Companies(245)               0.98    0.93   13.33   12.84   120.88
     California Companies(17)                       1.63    1.48   17.06   16.32   235.48
     Florida Companies(5)                           0.66    0.45    9.41    8.62   103.68
     Mid-Atlantic Companies(52)                     1.09    1.03   13.19   12.42   142.11
     Mid-West Companies(130)                        0.90    0.87   13.42   13.10   109.50
     New England Companies(7)                       1.26    1.13   13.94   13.33   187.82
     North-West Companies(11)                       0.99    0.92   13.25   12.05   104.05
     South-East Companies(41)                       0.95    0.90   13.42   13.21    96.56
     South-West Companies(6)                        0.96    0.93   12.74   12.34   157.37
     Western Companies (Excl CA)(5)                 0.96    0.94   16.05   15.22   103.87
     Thrift Strategy(233)                           0.94    0.90   13.69   13.31   115.18
     Mortgage Banker Strategy(24)                   1.23    1.18   13.55   12.10   185.99
     Real Estate Strategy(7)                        1.47    1.34   12.12   11.73   169.68
     Diversified Strategy(7)                        0.98    0.67   10.32    9.95   124.95
     Retail Banking Strategy(3)                     2.95    2.35   14.38   13.24   212.83
     Companies Issuing Dividends(231)               1.05    0.98   13.82   13.34   122.40
     Companies Without Dividends(43)                0.71    0.71   12.08   11.65   130.82
     Equity/Assets less than 6%(16)                 1.26    1.25   11.02    9.86   231.87
     Equity/Assets 6-12%(124)                       1.17    1.06   13.19   12.46   155.56
     Equity/Assets greater than 12%(134)            0.81    0.79   14.20   14.05    81.11
     Actively Traded Companies(28)                  1.51    1.57   14.98   13.89   189.58
     Market Value Below $20 Million(62)             0.76    0.69   12.65   12.54    94.82
     Holding Company Structure(247)                 1.00    0.95   13.75   13.26   124.55
     Assets Over $1 Billion(55)                     1.33    1.28   13.85   12.56   184.93
     Assets $500 Million-$1 Billion(37)             1.09    1.02   13.57   12.96   140.05
     Assets $250-$500 Million(63)                   1.06    0.99   14.11   13.72   123.70
     Assets less than $250 Million(119)             0.78    0.73   13.16   13.08    89.32
     Goodwill Companies(112)                        1.08    1.02   13.32   12.19   145.76
     Non-Goodwill Companies(160)                    0.93    0.89   13.80   13.80   108.53
     Acquirors of FSLIC Cases(7)                    2.97    2.83   21.52   20.53   252.04

(1)  Average of high/low or bid/ask price per share.
(2) Or since offering price if converted or first listed in 1996 or 1997. Percent change figures are actual year-to-date and are not annualized
(3) EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.
(4)  Excludes intangibles (such as goodwill, value of core deposits, etc.).
(5) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances.
(6)  Annualized, based on last regular quarterly cash dividend announcement.
(7)  Indicated dividend as a percent of trailing twelve month earnings.
(8) Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.
(9) For MHC institutions, market value reflects share price multiplied by public (non-MHC) shares.

*    All thrifts  are SAIF  insured  unless  otherwise  noted with an  asterisk.
     Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

Source: Corporate reports and offering circulars for publicly traded companies, and RP Financial, Inc. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

     Copyright (c) 1997 by RP Financial, LC.

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

                                                       Exhibit IA (continued)
                                                Weekly Thrift Market Line - Part One
                                                    Prices As Of November 6, 1998




                                                  Market Capitalization                      Price Change Data
                                                 -----------------------      -----------------------------------------------
                                                                                 52 Week (1)              % Change From
                                                          Shares  Market      ---------------         -----------------------
                                                  Price/  Outst- Capital-                       Last     Last 52 Wks  Dec 31,
     Financial Institution                       Share(1) anding ization(9)     High     Low    Week     Week  Ago(2) 1997(2)
     ---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- --------
                                                    ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)
     Market Averages. BIF-Insured Thrifts(no MHC)
     --------------------------------------------
     BIF-Insured Thrifts(56)                       18.35  12,242   289.8        25.03   14.25   17.55    4.16   -5.94   -15.05
     NYSE Traded Companies(5)                      32.21  52,915 1,595.3        38.25   24.35   30.15    7.71   22.28     2.53
     AMEX Traded Companies(5)                      15.68   2,452    40.9        23.20   13.05   15.08    5.58  -14.35   -16.76
     NASDAQ Listed OTC Companies(46)               16.99   8,476   161.0        23.65   13.16   16.32    3.55   -8.36   -16.98
     California Companies(1)                       16.44   7,610   125.1        24.00    9.00   15.25    7.80  -18.33   -14.60
     Mid-Atlantic Companies(21)                    20.79  21,457   576.4        26.50   15.31   19.91    4.13    2.59   -11.03
     New England Companies(29)                     17.86   7,289   133.5        24.96   14.19   16.98    4.87   -6.16   -13.59
     North-West Companies(2)                       13.22   5,865    78.2        19.13   12.22   13.25   -0.08  -25.40   -26.98
     South-East Companies(3)                       11.21   2,611    25.3        20.67   11.08   11.23   -0.25  -40.98   -45.33
     Thrift Strategy(44)                           18.39   8,308   210.3        24.88   14.38   17.64    3.86   -4.99   -13.89
     Mortgage Banker Strategy(6)                   19.92  28,158   680.3        27.80   15.58   18.74    6.00   -9.48   -21.36
     Real Estate Strategy(2)                       12.82   7,761    98.9        19.19    8.88   12.47    1.32  -14.90   -17.34
     Diversified Strategy(4)                       18.44  35,860   696.8        25.50   13.44   17.34    6.28   -5.53   -16.26
     Companies Issuing Dividends(48)               18.85  11,696   254.2        25.76   14.75   18.05    4.31   -6.38   -15.99
     Companies Without Dividends(8)                15.68  15,178   481.2        21.13   11.55   14.88    3.35   -3.56   -10.00
     Equity/Assets less than 6%(3)                 17.02   5,981   105.4        24.13   12.83   16.96    0.02    3.39   -14.67
     Equity/Assets 6-12%(35)                       18.88  11,846   264.6        25.64   14.44   17.85    5.70   -7.37   -14.20
     Equity/Assets greater than 12%(18)            17.62  14,071   368.4        24.08   14.15   17.11    2.07   -4.98   -16.66
     Converted Last 3 Mths (no MHC)(1)              9.50   5,357    50.9        10.25    8.88   10.00   -5.00   -5.00    -5.00
     Actively Traded Companies(14)                 22.88  20,220   481.7        30.78   18.25   22.07    3.15   -5.92   -14.95
     Market Value Below $20 Million(6)             12.44   1,451    16.1        20.80   10.51   12.19    1.57  -21.71   -32.43
     Holding Company Structure(43)                 18.29   9,624   198.3        24.78   14.27   17.55    4.06   -4.24   -13.78
     Assets Over $1 Billion(16)                    25.33  33,062   862.1        31.80   18.26   24.01    5.98    5.13    -6.12
     Assets $500 Million-$1 Billion(11)            20.14   5,781    97.1        27.17   15.72   19.25    4.15   -7.04   -14.74
     Assets $250-$500 Million(15)                  14.66   3,890    53.0        20.79   12.23   13.98    4.79   -7.85   -15.73
     Assets less than $250 Million(14)             13.54   1,981    23.6        20.81   11.13   13.23    1.57  -15.26   -24.10
     Goodwill Companies(28)                        18.90  19,691   481.3        26.17   14.21   17.81    5.92   -4.31   -15.70
     Non-Goodwill Companies(28)                    17.86   5,622   119.6        24.03   14.29   17.32    2.59   -7.39   -14.46


                                                     Current Per Share Financials
                                                 ----------------------------------------
                                                                          Tangible
                                                 Trailing  12 Mo.   Book    Book
                                                  12 Mo.   Core    Value/  Value/  Assets/
     Financial Institution                        EPS(3)   EPS(3)  Share  Share(4) Share
     ---------------------                       -------- ------- ------- ------- -------
                                                     ($)     ($)     ($)     ($)     ($)
     Market Averages. BIF-Insured Thrifts(no MHC)
     --------------------------------------------
     BIF-Insured Thrifts(56)                       1.25    1.20   13.10   12.55   124.73
     NYSE Traded Companies(5)                      1.93    1.93   21.83   19.18   134.82
     AMEX Traded Companies(5)                      1.23    1.16   12.69   12.33   114.60
     NASDAQ Listed OTC Companies(46)               1.17    1.11   12.09   11.77   124.73
     California Companies(1)                       1.81    1.81   14.00   13.97   134.21
     Mid-Atlantic Companies(21)                    1.16    1.20   14.65   13.81   123.89
     New England Companies(29)                     1.37    1.22   12.42   11.98   133.13
     North-West Companies(2)                       1.17    1.08    9.82    9.82    93.47
     South-East Companies(3)                       0.63    0.87   11.04   10.85    74.90
     Thrift Strategy(44)                           1.21    1.18   13.72   13.25   122.17
     Mortgage Banker Strategy(6)                   1.52    1.25   11.89   11.18   147.61
     Real Estate Strategy(2)                       1.29    1.27    9.57    9.56    91.37
     Diversified Strategy(4)                       1.20    1.22    9.56    7.98   135.28
     Companies Issuing Dividends(48)               1.29    1.22   13.03   12.63   130.15
     Companies Without Dividends(8)                1.05    1.08   13.46   12.11    95.60
     Equity/Assets less than 6%(3)                 1.39    0.98    7.77    7.62   164.50
     Equity/Assets 6-12%(35)                       1.35    1.23   12.36   11.85   143.87
     Equity/Assets greater than 12%(18)            1.03    1.17   15.39   14.70    82.80
     Converted Last 3 Mths (no MHC)(1)             0.25    0.56   14.34   14.34    52.66
     Actively Traded Companies(14)                 1.86    1.68   15.33   14.57   155.08
     Market Value Below $20 Million(6)             0.94    0.97   11.50   11.24   147.22
     Holding Company Structure(43)                 1.20    1.19   13.27   12.94   119.18
     Assets Over $1 Billion(16)                    1.64    1.60   14.76   13.36   140.30
     Assets $500 Million-$1 Billion(11)            1.49    1.25   13.88   13.63   156.56
     Assets $250-$500 Million(15)                  1.07    1.03   12.10   11.89   106.58
     Assets less than $250 Million(14)             0.87    0.90   11.87   11.73   108.01
     Goodwill Companies(28)                        1.31    1.18   13.05   11.88   139.99
     Non-Goodwill Companies(28)                    1.19    1.21   13.14   13.14   111.17

(1)  Average of high/low or bid/ask price per share.
(2) Or since offering price if converted or first listed in 1996 or 1997. Percent change figures are actual year-to-date and are not annualized
(3) EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.
(4)  Excludes intangibles (such as goodwill, value of core deposits, etc.).
(5) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances.
(6)  Annualized, based on last regular quarterly cash dividend announcement.
(7)  Indicated dividend as a percent of trailing twelve month earnings.
(8) Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.
(9) For MHC institutions, market value reflects share price multiplied by public (non-MHC) shares.

*    All thrifts  are SAIF  insured  unless  otherwise  noted with an  asterisk.
     Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

Source: Corporate reports and offering circulars for publicly traded companies, and RP Financial, Inc. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

     Copyright (c) 1997 by RP Financial, LC.

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

                                                       Exhibit IA (continued)
                                                Weekly Thrift Market Line - Part One
                                                    Prices As Of November 6, 1998



                                                  Market Capitalization                      Price Change Data
                                                 -----------------------      -----------------------------------------------
                                                                                 52 Week (1)              % Change From
                                                          Shares  Market      ---------------         -----------------------
                                                  Price/  Outst- Capital-                       Last     Last 52 Wks  Dec 31,
     Financial Institution                       Share(1) anding ization(9)     High     Low    Week     Week  Ago(2) 1997(2)
     ---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- --------
                                                    ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)
     Market Averages. MHC Institutions
     ---------------------------------

     SAIF-Insured Thrifts(21)                      13.80   9,308    45.6        21.28   10.91   13.25    4.12  -11.64   -13.35
     BIF-Insured Thrifts(3)                        16.88  32,213   318.3        28.09   12.52   16.06    2.46  -15.00   -19.15
     NASDAQ Listed OTC Companies(24)               14.24  12,580    84.6        22.25   11.14   13.66    3.88  -12.12   -14.18
     Florida Companies(2)                          23.00   6,802    75.0        35.38   18.75   23.56   -2.38  -17.86   -29.23
     Mid-Atlantic Companies(14)                    12.07  10,938    46.9        19.82    9.53   11.64    3.54  -16.64   -17.57
     Mid-West Companies(5)                         17.17   2,170    17.8        25.75   14.25   16.17    5.22  -19.54   -22.71
     New England Companies(2)                      20.57  46,621   480.1        29.56   14.54   19.28    4.33    5.21     0.65
     South-East Companies(1)                       14.44   4,497    30.5        18.06   10.00   13.13    9.98   44.40    44.40
     Thrift Strategy(22)                           13.36   8,739    44.6        20.96   10.73   12.93    3.28  -11.92   -13.52
     Mortgage Banker Strategy(1)                   16.75  33,992   141.4        27.88   11.00   15.56    7.65  -12.21   -15.74
     Diversified Strategy(1)                       28.50  64,147   787.5        41.13   19.19   25.56   11.50  -15.88   -25.00
     Companies Issuing Dividends(20)               15.25  14,397    99.6        24.86   11.80   14.55    4.53  -14.90   -17.44
     Companies Without Dividends(4)                 9.97   4,857    20.6        11.15    8.35    9.86    1.13   -0.30    -0.30
     Equity/Assets 6-12%(12)                       16.20  16,789   126.2        28.83   12.97   15.42    4.74  -26.86   -30.95
     Equity/Assets >12%(12)                        12.46   8,754    46.8        16.27    9.48   12.05    3.10    1.28     1.07
     Holding Company Structure(5)                  12.63   8,818    46.7        18.99   10.23   12.10    2.71   -9.63   -10.87
     Assets Over $1 Billion(5)                     18.33  36,312   266.2        27.88   13.29   17.51    4.25  -10.57   -14.25
     Assets $500 Million-$1 Billion(3)             12.63  29,095   172.7        17.98    9.88   13.00   -2.85   26.30    26.30
     Assets $250-$500 Million(7)                   13.07   4,293    20.1        21.45   10.92   12.15    6.69  -17.44   -19.04
     Assets less than $250 Million(9)              12.92   2,934    16.5        19.97   10.16   12.64    2.03  -13.24   -14.93
     Goodwill Companies(8)                         15.88  23,551   176.1        24.47   12.21   15.43    1.93  -15.46   -18.57
     Non-Goodwill Companies(15)                    13.69   7,240    40.1        21.99   10.77   12.98    5.23  -11.25   -12.90
     MHC Institutions(24)                          14.24  12,580    84.6        22.25   11.14   13.66    3.88  -12.12   -14.18
     MHC Converted Last 3 Months(2)                10.00   4,705    20.4        10.13    8.46    9.88    1.28    0.00     0.00



                                            Current Per Share Financials
                                        ----------------------------------------
                                                                 Tangible
                                        Trailing  12 Mo.   Book    Book
                                         12 Mo.   Core    Value/  Value/  Assets/
     Financial Institution               EPS(3)   EPS(3)  Share  Share(4) Share
     ---------------------              -------- ------- ------- ------- -------
                                            ($)     ($)     ($)     ($)     ($)
     Market Averages. MHC Institutions
     ---------------------------------

     SAIF-Insured Thrifts(21)             0.52    0.47    9.03    8.95    74.10
     BIF-Insured Thrifts(3)               0.83    0.63   10.24    9.10    90.15
     NASDAQ Listed OTC Companies(24)      0.56    0.50    9.20    8.97    76.39
     Florida Companies(2)                 1.15    0.92   13.28   12.90   215.87
     Mid-Atlantic Companies(14)           0.45    0.44    8.42    8.26    66.23
     Mid-West Companies(5)                0.62    0.53   10.03   10.03    79.13
     New England Companies(2)             1.10    0.76   11.42   10.33    89.34
     South-East Companies(1)              0.33    0.30    9.14    9.14    45.06
     Thrift Strategy(22)                  0.50    0.48    9.17    9.06    72.79
     Mortgage Banker Strategy(1)          0.53    0.38    5.65    5.13    71.21
     Diversified Strategy(1)              1.67    1.00   13.36   11.19   149.96
     Companies Issuing Dividends(20)      0.60    0.52    9.20    8.92    80.18
     Companies Without Dividends(4)       0.41    0.41    9.20    9.20    60.29
     Equity/Assets 6-12%(12)              0.69    0.55    9.11    8.63   100.90
     Equity/Assets >12%(12)               0.44    0.45    9.29    9.29    54.11
     Holding Company Structure(5)         0.51    0.51    9.22    8.97    68.21
     Assets Over $1 Billion(5)            0.82    0.64    9.14    8.43   107.96
     Assets $500 Million-$1 Billion(3)    0.53    0.51    9.47    9.47    28.71
     Assets $250-$500 Million(7)          0.50    0.48    9.00    9.00    71.81
     Assets less than $250 Million(9)     0.45    0.42    9.38    9.23    66.63
     Goodwill Companies(8)                0.71    0.55    9.08    8.40    98.43
     Non-Goodwill Companies(15)           0.48    0.46    9.20    9.20    66.36
     MHC Institutions(24)                 0.56    0.50    9.20    8.97    76.39
     MHC Converted Last 3 Months(2)       0.45    0.45   10.39   10.39    66.37


(1)  Average of high/low or bid/ask price per share.
(2) Or since offering price if converted or first listed in 1996 or 1997. Percent change figures are actual year-to-date and are not annualized
(3) EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.
(4)  Excludes intangibles (such as goodwill, value of core deposits, etc.).

(5) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances.
(6)  Annualized, based on last regular quarterly cash dividend announcement.
(7)  Indicated dividend as a percent of trailing twelve month earnings.
(8) Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.
(9) For MHC institutions, market value reflects share price multiplied by public (non-MHC) shares.

*    All thrifts  are SAIF  insured  unless  otherwise  noted with an  asterisk.
     Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

Source: Corporate reports and offering circulars for publicly traded companies, and RP Financial, Inc. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

     Copyright (c) 1997 by RP Financial, LC.

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

                             Exhibit IA (continued)
                      Weekly Thrift Market Line - Part One
                          Prices As Of November 6, 1998



                                                  Market Capitalization                      Price Change Data
                                                 -----------------------      -----------------------------------------------
                                                                                 52 Week (1)              % Change From
                                                          Shares  Market      ---------------         -----------------------
                                                  Price/  Outst- Capital-                       Last     Last 52 Wks  Dec 31,
     Financial Institution                       Share(1) anding ization(9)     High     Low    Week     Week  Ago(2) 1997(2)
     ---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- --------
                                                    ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)
     NYSE Traded Companies
     ---------------------
     BYS   Bay State Bancorp of MA*                24.38   2,535    61.8        32.63   19.25   23.50    3.74   21.90    21.90
     CFB   Commercial Federal Corp. of NE          23.19  60,391 1,400.5        38.19   19.63   22.69    2.20  -30.42   -34.79
     DME   Dime Bancorp, Inc. of NY*               26.81 112,027 3,003.4        32.69   18.19   23.81   12.60    8.59   -11.37
     DSL   Downey Financial Corp. of CA            25.63  28,132   721.0        35.00   17.75   23.44    9.34   -0.54    -5.35
     FED   FirstFed Fin. Corp. of CA               18.44  21,188   390.7        26.94   14.13   16.38   12.58   -0.49    -4.85
     GSB   Golden State Bancorp of CA(8)           19.50 128,549 2,506.7        21.75   11.94   19.19    1.62    N.A.     N.A.
     GDW   Golden West Fin. Corp. of CA            94.69  57,172 5,413.6       114.25   72.38   90.69    4.41    7.07    -3.19
     GPT   GreenPoint Fin. Corp. of NY*            36.81  95,123 3,501.5        42.63   25.19   32.81   12.19    7.19     1.46
     JSB   JSB Financial, Inc. of NY*              53.38   9,759   520.9        59.69   45.00   52.44    1.79    9.63     6.63
     OCN   Ocwen Financial Corp. of FL             13.75  60,794   835.9        30.38    6.00   12.00   14.58  -48.66   -45.95
     SIB   Staten Island Bancorp of NY*            19.69  45,130   888.6        23.63   14.13   18.19    8.25   64.08    -5.97
     WES   Westcorp Inc. of Orange CA               7.94  26,397   209.6        20.31    5.81    6.88   15.41  -56.94   -52.96

     AMEX Traded Companies
     ---------------------
     ANA   Acadiana Bancshares, Inc of LA          18.19   2,279    41.5        25.63   15.00   17.19    5.82  -21.76   -22.20
     ANE   Alliance Bncp of New Eng of CT*         12.88   2,292    29.5        16.08    9.13   10.00   28.80   12.00    17.09
     BKC   American Bank of Waterbury CT*          22.00   4,703   103.5        32.56   17.88   21.63    1.71   -4.35    -9.76
     BFD   BostonFed Bancorp of MA                 18.63   5,368   100.0        24.88   14.00   18.06    3.16   -7.45   -14.85
     CNY   Carver Bancorp, Inc. of NY               9.25   2,314    21.4        17.13    8.50    9.00    2.78  -28.85   -43.08
     CBK   Citizens First Fin.Corp. of IL          15.06   2,526    38.0        22.38   14.00   15.00    0.40  -18.59   -25.63
     EFC   EFC Bancorp Inc of IL                   11.19   7,491    83.8        14.94    9.06   11.25   -0.53   11.90    11.90
     EBI   Equality Bancorp, Inc. of MO            11.94   2,520    30.1        16.00   11.63   12.00   -0.50   19.40   -17.66
     ESX   Essex Bancorp of Norfolk VA(8)           1.88   1,059     2.0         6.00    1.38    2.13  -11.74  -65.82   -52.28
     FCB   Falmouth Bancorp, Inc. of MA*           15.50   1,402    21.7        23.88   13.00   15.38    0.78  -23.00   -24.39
     FAB   FirstFed America Bancorp of MA          15.00   7,858   117.9        23.25   10.75   14.63    2.53  -27.04   -31.44
     GAF   GA Financial Corp. of PA                16.00   7,143   114.3        22.25   11.38   14.00   14.29  -15.25   -15.25
     HBS   Haywood Bancshares, Inc. of NC*         17.25   1,250    21.6        24.00   17.25   17.25    0.00  -15.85   -23.33
     KNK   Kankakee Bancorp, Inc. of IL            26.00   1,373    35.7        37.75   24.25   24.50    6.12  -18.11   -31.13
     KYF   Kentucky First Bancorp of KY            13.00   1,241    16.1        15.88   12.13   12.50    4.00   -4.62   -12.99
     NBN   Northeast Bancorp of ME*                10.75   2,614    28.1        19.50    8.00   11.13   -3.41  -40.54   -43.42
     NEP   Northeast PA Fin. Corp of PA            12.50   6,427    80.3        16.00    8.94   11.38    9.84   25.00    25.00
     PDB   Piedmont Bancorp, Inc. of NC             9.06   2,688    24.4        11.38    9.00    9.13   -0.77  -16.73   -16.73
     SSB   Scotland Bancorp, Inc. of NC(8)         11.25   1,914    21.5        11.25    8.13   11.13    1.08    4.07    13.18
     SZB   SouthFirst Bancshares of AL             16.00     967    15.5        22.75   14.88   15.69    1.98  -15.25   -29.67
     SRN   Southern Banc Company of AL             12.75   1,230    15.7        19.13   12.38   12.75    0.00  -25.57   -28.17
     SSM   Stone Street Bancorp of NC              15.38   1,843    28.3        22.50   14.00   15.00    2.53  -21.13   -30.69
     TSH   Teche Holding Company of LA             14.75   3,095    45.7        23.13   13.13   15.13   -2.51  -32.18   -35.16
     FTF   Texarkana Fst. Fin. Corp of AR          23.00   1,676    38.5        30.63   20.00   21.75    5.75  -10.68    -8.00
     THR   Three Rivers Fin. Corp. of MI           14.63     862    12.6        21.36   13.64   15.13   -3.30  -16.92   -26.00
     WSB   Washington SB, FSB of MD                 4.25   4,424    18.8         9.50    3.75    4.25    0.00  -45.16   -53.09
     WFI   Winton Financial Corp. of OH            12.38   4,014    49.7        20.63    9.81   12.13    2.06   25.30    21.49

     NASDAQ Listed OTC Companies
     ---------------------------
     FBCV  1st Bancorp of Vincennes IN(8)          38.75   1,096    42.5        45.50   22.22   38.75    0.00   70.11    32.30
     FBER  1st Bergen Bancorp of NJ(8)             22.50   2,585    58.2        22.63   14.50   22.50    0.00   18.42    17.62
     AFED  AFSALA Bancorp, Inc. of NY(8)           17.75   1,319    23.4        20.75   12.25   15.75   12.70   -5.33    -7.79
     ALBK  ALBANK Fin. Corp. of Albany NY(8)       65.50  13,384   876.7        74.63   40.94   61.13    7.15   47.19    27.33
     AMFC  AMB Financial Corp. of IN               14.00     870    12.2        19.38   11.13   12.63   10.85  -14.53   -11.84
     ASBP  ASB Financial Corp. of OH               11.88   1,655    19.7        16.75    9.81   11.81    0.59   -9.52   -10.34
     ABBK  Abington Bancorp of MA*                 15.75   3,532    55.6        22.25   12.50   14.75    6.78  -11.27   -25.00
     AABC  Access Anytime Bancorp of NM             7.50   1,228     9.2        13.00    6.63    8.00   -6.25  -23.08   -31.82

                                                   Current Per Share Financials
                                               ----------------------------------------
                                                                        Tangible
                                               Trailing  12 Mo.   Book    Book
                                                12 Mo.   Core    Value/  Value/  Assets/
     Financial Institution                      EPS(3)   EPS(3)  Share  Share(4) Share
     ---------------------                     -------- ------- ------- ------- -------
                                                   ($)     ($)     ($)     ($)     ($)
     NYSE Traded Companies
     ---------------------
     BYS   Bay State Bancorp of MA*              1.05    1.05   23.66   23.66   114.26
     CFB   Commercial Federal Corp. of NE        0.98    1.34   15.12   12.08   183.53
     DME   Dime Bancorp, Inc. of NY*             1.76    0.78   11.96    9.88   189.62
     DSL   Downey Financial Corp. of CA          2.03    2.10   16.31   16.14   207.31
     FED   FirstFed Fin. Corp. of CA             1.52    1.41   11.79   11.73   180.61
     GSB   Golden State Bancorp of CA(8)         1.14    1.20    8.74    7.33   140.93
     GDW   Golden West Fin. Corp. of CA          7.28    7.15   52.23   52.23   688.85
     GPT   GreenPoint Fin. Corp. of NY*          1.61    1.65   18.84    8.08   143.11
     JSB   JSB Financial, Inc. of NY*            4.68    5.26   38.94   38.94   160.21
     OCN   Ocwen Financial Corp. of FL           0.45    0.04    7.03    6.43    57.66
     SIB   Staten Island Bancorp of NY*          0.56    0.91   15.75   15.35    66.89
     WES   Westcorp Inc. of Orange CA            0.28   -1.26   12.59   12.56   138.79

     AMEX Traded Companies
     ---------------------
     ANA   Acadiana Bancshares, Inc of LA        1.29    1.21   19.26   19.26   130.82
     ANE   Alliance Bncp of New Eng of CT*       1.07    0.61    7.59    7.42   109.95
     BKC   American Bank of Waterbury CT*        2.21    1.92   13.07   12.73   137.84
     BFD   BostonFed Bancorp of MA               1.33    1.06   15.38   14.84   197.13
     CNY   Carver Bancorp, Inc. of NY            0.46    0.40   15.51   15.00   184.69
     CBK   Citizens First Fin.Corp. of IL        0.78    0.44   15.52   15.52   111.27
     EFC   EFC Bancorp Inc of IL                -0.44    0.53   12.56   12.56    53.08
     EBI   Equality Bancorp, Inc. of MO          0.50   -0.11   10.40   10.40   112.13
     ESX   Essex Bancorp of Norfolk VA(8)       -0.44   -0.44    0.04   -0.08   202.45
     FCB   Falmouth Bancorp, Inc. of MA*         0.84    0.61   15.86   15.86    80.45
     FAB   FirstFed America Bancorp of MA        0.86    0.69   14.15   14.15   164.51
     GAF   GA Financial Corp. of PA              1.20    1.18   15.45   15.32   114.64
     HBS   Haywood Bancshares, Inc. of NC*       1.12    1.76   17.68   17.12   121.37
     KNK   Kankakee Bancorp, Inc. of IL          1.95    1.86   29.05   24.90   295.09
     KYF   Kentucky First Bancorp of KY          0.74    0.73   11.61   11.61    66.11
     NBN   Northeast Bancorp of ME*              0.91    0.90    9.23    8.50   123.39
     NEP   Northeast PA Fin. Corp of PA         -0.20    0.45   13.22   13.22    74.34
     PDB   Piedmont Bancorp, Inc. of NC          0.61    0.59    8.04    8.04    48.56
     SSB   Scotland Bancorp, Inc. of NC(8)       0.44    0.44    7.96    7.96    31.91
     SZB   SouthFirst Bancshares of AL           0.66    0.59   16.75   16.34   168.54
     SRN   Southern Banc Company of AL           0.44    0.44   15.10   14.99    85.44
     SSM   Stone Street Bancorp of NC            0.82    0.82   16.64   16.64    60.91
     TSH   Teche Holding Company of LA           1.24    1.22   18.44   18.44   133.26
     FTF   Texarkana Fst. Fin. Corp of AR        1.97    1.91   16.36   16.36   113.04
     THR   Three Rivers Fin. Corp. of MI         0.95    0.86   14.72   14.67   114.72
     WSB   Washington SB, FSB of MD              0.40    0.28    5.43    5.43    62.00
     WFI   Winton Financial Corp. of OH          1.06    0.80    6.49    6.38    89.33

     NASDAQ Listed OTC Companies
     ---------------------------
     FBCV  1st Bancorp of Vincennes IN(8)        1.73    1.17   22.26   21.87   244.52
     FBER  1st Bergen Bancorp of NJ(8)           0.83    0.83   14.07   14.07   118.47
     AFED  AFSALA Bancorp, Inc. of NY(8)         0.77    0.84   14.46   14.46   126.84
     ALBK  ALBANK Fin. Corp. of Albany NY(8)     3.45    3.44   29.39   23.60   310.58
     AMFC  AMB Financial Corp. of IN             0.37    0.69   15.26   15.26   136.40
     ASBP  ASB Financial Corp. of OH             0.65    0.64    8.76    8.76    70.35
     ABBK  Abington Bancorp of MA*               1.28    0.97    9.85    8.98   154.65
     AABC  Access Anytime Bancorp of NM          0.23    0.12    7.68    7.68    96.47

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

                             Exhibit IA (continued)
                      Weekly Thrift Market Line - Part One
                          Prices As Of November 6, 1998



                                                  Market Capitalization                      Price Change Data
                                                 -----------------------      -----------------------------------------------
                                                                                 52 Week (1)              % Change From
                                                          Shares  Market      ---------------         -----------------------
                                                  Price/  Outst- Capital-                       Last     Last 52 Wks  Dec 31,
     Financial Institution                       Share(1) anding ization(9)     High     Low    Week     Week  Ago(2) 1997(2)
     ---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- --------
                                                    ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)
     NASDAQ Listed OTC Companies (continued)
     ---------------------------------------
     AFBC  Advance Fin. Bancorp of WV              14.38   1,031    14.8        20.88   12.38   12.50   15.04  -18.99   -17.26
     ALBC  Albion Banc Corp. of Albion NY           8.25     752     6.2        14.17    7.63    8.00    3.13  -15.38   -38.11
     ABCL  Alliance Bancorp, Inc. of IL            19.13  11,457   219.2        29.25   15.00   19.13    0.00  -28.49   -27.81
     ALLB  Alliance Bank MHC of PA (19.9)          13.63   3,274     8.9        39.00   12.50   12.75    6.90  -56.03   -56.03
     AHCI  Ambanc Holding Co., Inc. of NY*         16.13   4,105    66.2        20.00   12.00   15.50    4.06   -4.44   -13.97
     ASBI  Ameriana Bancorp of IN                  17.25   3,253    56.1        22.00   17.25   18.00   -4.17  -15.85   -13.23
     ABCW  Anchor Bancorp Wisconsin of WI          19.75  17,059   336.9        23.88   14.63   21.50   -8.14   29.51     8.58
     ANDB  Andover Bancorp, Inc. of MA*            32.50   6,483   210.7        39.88   25.56   31.25    4.00    5.18     0.93
     ASFC  Astoria Financial Corp. of NY           48.13  26,593 1,279.9        62.50   30.13   43.00   11.93  -12.98   -13.67
     AVND  Avondale Fin. Corp. of IL(8)            12.88   2,903    37.4        18.19    8.38   12.44    3.54  -24.81   -20.74
     BCSB  BCSB Bankcorp MHC of MD (38.6)          10.13   6,117    23.9        12.63    9.25   10.06    0.70    1.30     1.30
     BKCT  Bancorp Connecticut of CT*              17.00   5,114    86.9        25.00   14.75   14.75   15.25  -10.53   -19.05
     BPLS  Bank Plus Corp. of CA                    3.81  19,387    73.9        16.13    2.28    4.06   -6.16  -68.09   -69.83
     BNKU  Bank United Corp. of TX                 41.00  31,583 1,294.9        56.00   25.50   39.84    2.91   -6.82   -16.22
     BWFC  Bank West Fin. Corp. of MI               9.25   2,624    24.3        17.50    8.75    9.38   -1.39  -37.63   -42.65
     BANC  BankAtlantic Bancorp of FL               8.75  37,097   324.6        17.00    6.50    8.50    2.94  -36.08   -47.76
     BKUNA BankUnited Fin. Corp. of FL              8.69  17,786   154.6        18.50    6.56    9.06   -4.08  -34.42   -43.61
     BVCC  Bay View Capital Corp. of CA            19.00  19,586   372.1        38.00   12.50   17.25   10.14  -37.70   -47.59
     FSNJ  Bayonne Banchsares of NJ(8)             15.63   9,120   142.5        17.38   10.00   14.94    4.62   23.75    16.82
     BFSB  Bedford Bancshares, Inc. of VA          14.75   2,298    33.9        17.38   10.50   15.00   -1.67    8.22   -13.24
     BFFC  Big Foot Fin. Corp. of IL               13.50   2,513    33.9        23.94   12.75   13.38    0.90  -26.55   -35.71
     BYFC  Broadway Fin. Corp. of CA                8.50     933     7.9        12.73    6.75    7.75    9.68  -29.05   -30.73
     BRKL  Brookline Bncp MHC of MA(47.0)          12.63  29,095   172.7        17.98    9.88   13.00   -2.85   26.30    26.30
     CBES  CBES Bancorp, Inc. of MO                17.00     940    16.0        26.00   14.44   15.88    7.05  -16.58   -23.60
     CITZ  CFS Bancorp, Inc. of IN                 10.00  22,727   227.3        11.44    8.31    9.88    1.21    0.00     0.00
     CFSB  CFSB Bancorp of Lansing MI              24.25   8,166   198.0        28.75   18.86   25.00   -3.00   25.06     1.63
     CKFB  CKF Bancorp of Danville KY              15.38     844    13.0        21.25   15.00   15.25    0.85  -14.56   -16.86
     CNSB  CNS Bancorp, Inc. of MO                 12.25   1,492    18.3        21.50   12.25   13.00   -5.77  -28.99   -40.24
     CNYF  CNY Financial Corp of NY*                9.50   5,357    50.9        10.25    8.88   10.00   -5.00   -5.00    -5.00
     CSBF  CSB Financial Group Inc of IL            9.88     821     8.1        14.00    9.00    9.88    0.00  -20.58   -26.81
     CBCI  Calumet Bancorp of Chicago IL(8)        30.25   3,146    95.2        39.00   26.00   30.13    0.40   -9.70    -9.02
     CAFI  Camco Fin. Corp. of OH                  15.75   5,481    86.3        20.67   14.88   15.75    0.00    2.14    -7.35
     CMRN  Cameron Fin. Corp. of MO                16.50   2,434    40.2        22.19   14.50   15.38    7.28  -15.38   -19.51
     CFNC  Carolina Fincorp of NC*                  8.00   1,906    15.2        18.88    8.00    8.13   -1.60  -54.29   -56.76
     CASB  Cascade Financial Corp. of WA           13.00   4,309    56.0        16.00    9.80   13.50   -3.70   16.07    22.64
     CATB  Catskill Fin. Corp. of NY*              13.50   4,358    58.8        18.88   11.75   13.94   -3.16  -24.92   -28.50
     CAVB  Cavalry Bancorp of TN                   19.88   7,538   149.9        25.25   18.50   19.50    1.95   98.80    98.80
     CNIT  Cenit Bancorp of Norfolk VA             19.13   4,997    95.6        28.58   16.50   19.50   -1.90  -14.33   -27.81
     CEBK  Central Co-Op. Bank of MA*              17.25   1,965    33.9        33.50   17.00   18.63   -7.41  -27.37   -39.47
     CENB  Century Bancorp, Inc. of NC(8)          13.50   1,271    17.2        39.00   12.00   13.13    2.82  -50.00   -52.21
     COFI  Charter One Financial of OH             29.06 132,541 3,851.6        34.64   18.25   27.44    5.90    3.64    -3.33
     CVAL  Chester Valley Bancorp of PA            28.00   2,449    68.6        35.24   24.76   29.50   -5.08   13.09     0.50
     CLAS  Classic Bancshares, Inc. of KY          15.00   1,300    19.5        21.50   12.00   13.50   11.11   -4.76   -10.45
     CBSA  Coastal Bancorp of Houston TX           18.75   7,362   138.0        26.67   14.50   19.00   -1.32   -6.62   -19.35
     CFCP  Coastal Fin. Corp. of SC                18.50   6,256   115.7        20.50   14.72   19.00   -2.63    2.78     0.65
     CFKY  Columbia Financial of KY                13.06   2,671    34.9        17.13   11.63   13.00    0.46   30.60    30.60
     CMSB  Commonwealth Bancorp Inc of PA          15.34  14,764   226.5        24.25   10.63   14.25    7.65  -17.08   -22.84
     CMSV  Commty. Svgs, MHC of FL (48.5)(8)       22.88   5,100    56.5        40.75   17.56   22.38    2.23  -37.32   -35.33
     CFTP  Community Fed. Bancorp of MS            14.75   4,398    64.9        21.00   14.25   14.75    0.00  -12.62   -27.16
     CFFC  Community Fin. Corp. of VA              12.25   2,569    31.5        16.38   11.00   11.81    3.73    5.97   -11.30
     CIBI  Community Inv. Bancorp of OH            11.50   1,243    14.3        15.25    9.83   12.25   -6.12    9.52     6.78
     COOP  Cooperative Bancshares of NC            13.13   3,043    40.0        25.00   12.50   13.00    1.00  -21.61   -46.41
     CRZY  Crazy Woman Creek Bncorp of WY          15.50     888    13.8        20.00   11.94   13.50   14.81    2.92     3.33
     CRSB  Crusader Holding Corp of PA             11.88   3,835    45.6        17.86   10.63   12.13   -2.06    N.A.     N.A.
     DNFC  D&N Financial Corp. of MI               21.00   9,164   192.4        29.75   15.94   19.25    9.09   -8.18   -20.75


                                                     Current Per Share Financials
                                                 ----------------------------------------
                                                                          Tangible
                                                 Trailing  12 Mo.   Book    Book
                                                  12 Mo.   Core    Value/  Value/  Assets/
     Financial Institution                        EPS(3)   EPS(3)  Share  Share(4) Share
     ---------------------                       -------- ------- ------- ------- -------
                                                     ($)     ($)     ($)     ($)     ($)
     NASDAQ Listed OTC Companies (continued)
     ---------------------------------------
     AFBC  Advance Fin. Bancorp of WV              0.82    0.71   14.48   14.48   110.75
     ALBC  Albion Banc Corp. of Albion NY          0.51    0.48    8.37    8.37    98.56
     ABCL  Alliance Bancorp, Inc. of IL            1.01    1.24   15.77   15.64   180.52
     ALLB  Alliance Bank MHC of PA (19.9)          0.60    0.60    9.24    9.24    85.48
     AHCI  Ambanc Holding Co., Inc. of NY*         0.44    0.55   14.64   14.64   135.02
     ASBI  Ameriana Bancorp of IN                  1.17    0.98   14.03   13.78   115.37
     ABCW  Anchor Bancorp Wisconsin of WI          1.29    1.12    7.67    7.55   120.62
     ANDB  Andover Bancorp, Inc. of MA*            2.43    2.37   17.61   17.61   214.77
     ASFC  Astoria Financial Corp. of NY           3.24    2.97   34.25   24.92   478.06
     AVND  Avondale Fin. Corp. of IL(8)           -1.80   -1.23   14.98   14.98   179.17
     BCSB  BCSB Bankcorp MHC of MD (38.6)          0.36    0.36    7.28    7.28    44.74
     BKCT  Bancorp Connecticut of CT*              1.27    1.07    9.58    9.58    96.83
     BPLS  Bank Plus Corp. of CA                   0.39    0.59    9.55    8.77   221.09
     BNKU  Bank United Corp. of TX                 3.62    3.32   21.67   19.78   432.67
     BWFC  Bank West Fin. Corp. of MI              0.32    0.33    8.87    8.87    69.16
     BANC  BankAtlantic Bancorp of FL              0.71    0.32    6.88    5.32   101.26
     BKUNA BankUnited Fin. Corp. of FL             0.44    0.21   10.29    8.60   201.51
     BVCC  Bay View Capital Corp. of CA            0.84    1.34   19.45   12.52   281.96
     FSNJ  Bayonne Banchsares of NJ(8)             0.51    0.51   10.51   10.51    76.78
     BFSB  Bedford Bancshares, Inc. of VA          0.77    0.76    9.02    9.02    68.02
     BFFC  Big Foot Fin. Corp. of IL               0.47    0.35   15.16   15.16    87.79
     BYFC  Broadway Fin. Corp. of CA               0.62    0.38   14.01   14.01   147.53
     BRKL  Brookline Bncp MHC of MA(47.0)          0.53    0.51    9.47    9.47    28.71
     CBES  CBES Bancorp, Inc. of MO                1.09    0.71   18.21   18.21   156.26
     CITZ  CFS Bancorp, Inc. of IN                 0.36    0.40   10.88   10.88    62.51
     CFSB  CFSB Bancorp of Lansing MI              1.43    1.28    8.31    8.31   106.22
     CKFB  CKF Bancorp of Danville KY              0.96    0.86   15.97   15.97    74.47
     CNSB  CNS Bancorp, Inc. of MO                 0.58    0.46   14.73   14.73    64.31
     CNYF  CNY Financial Corp of NY*               0.25    0.56   14.34   14.34    52.66
     CSBF  CSB Financial Group Inc of IL           0.44    0.43   13.34   12.59    57.51
     CBCI  Calumet Bancorp of Chicago IL(8)        3.04    3.06   27.73   27.73   156.38
     CAFI  Camco Fin. Corp. of OH                  1.23    0.89   10.62    9.98   107.32
     CMRN  Cameron Fin. Corp. of MO                1.01    0.99   18.02   18.02    90.71
     CFNC  Carolina Fincorp of NC*                 0.56    0.63    8.07    8.07    59.76
     CASB  Cascade Financial Corp. of WA           0.87    0.73    7.57    7.57   106.86
     CATB  Catskill Fin. Corp. of NY*              0.89    0.87   15.56   15.56    72.22
     CAVB  Cavalry Bancorp of TN                   0.70    0.51   13.53   13.53    46.93
     CNIT  Cenit Bancorp of Norfolk VA             1.27    1.17   10.32    9.56   130.45
     CEBK  Central Co-Op. Bank of MA*              1.58    1.18   18.94   17.25   194.33
     CENB  Century Bancorp, Inc. of NC(8)          0.95    0.94   14.74   14.74    76.21
     COFI  Charter One Financial of OH             1.42    1.81   11.34   10.70   149.70
     CVAL  Chester Valley Bancorp of PA            1.42    1.31   13.47   13.47   155.63
     CLAS  Classic Bancshares, Inc. of KY          0.75    0.95   15.78   13.57   106.14
     CBSA  Coastal Bancorp of Houston TX           2.10    2.15   15.58   13.57   404.85
     CFCP  Coastal Fin. Corp. of SC                1.07    0.86    5.81    5.81    98.61
     CFKY  Columbia Financial of KY                0.28    0.28   14.12   14.12    44.10
     CMSB  Commonwealth Bancorp Inc of PA          0.82    0.53   12.93   10.14   154.28
     CMSV  Commty. Svgs, MHC of FL (48.5)(8)       1.01    0.93   16.29   16.29   150.10
     CFTP  Community Fed. Bancorp of MS            0.66    0.57   13.33   13.33    59.86
     CFFC  Community Fin. Corp. of VA              0.71    0.68   10.05   10.01    71.32
     CIBI  Community Inv. Bancorp of OH            0.70    0.70    8.19    8.19    91.68
     COOP  Cooperative Bancshares of NC            0.78    0.72   10.23   10.23   127.97
     CRZY  Crazy Woman Creek Bncorp of WY          0.83    0.83   16.22   16.22    69.23
     CRSB  Crusader Holding Corp of PA             0.97    0.89    6.06    5.74    52.68
     DNFC  D&N Financial Corp. of MI               1.71    1.38   12.22   11.37   218.06

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700
                             Exhibit IA (continued)
                      Weekly Thrift Market Line - Part One
                          Prices As Of November 6, 1998



                                                  Market Capitalization                      Price Change Data
                                                 -----------------------      -----------------------------------------------
                                                                                 52 Week (1)              % Change From
                                                          Shares  Market      ---------------         -----------------------
                                                  Price/  Outst- Capital-                       Last     Last 52 Wks  Dec 31,
     Financial Institution                       Share(1) anding ization(9)     High     Low    Week     Week  Ago(2) 1997(2)
     ---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- --------
                                                    ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)
     NASDAQ Listed OTC Companies (continued)
     ---------------------------------------
     DCBI  Delphos Citizens Bancorp of OH          19.00   1,756    33.4        24.25   15.38   17.50    8.57    8.57    -8.43
     DCOM  Dime Community Bancorp of NY*           25.25  11,714   295.8        29.31   15.00   23.94    5.47   11.58     6.32
     ESBF  ESB Financial Corp of PA                16.00   5,665    90.6        20.00   15.06   16.00    0.00   -4.88    -8.57
     EGLB  Eagle BancGroup of IL                   20.00   1,097    21.9        21.13   14.00   19.94    0.30    6.67     5.93
     EBSI  Eagle Bancshares of Tucker GA           18.75   5,806   108.9        27.25   17.00   18.25    2.74    1.35   -14.77
     ETFS  East Texas Fin. Serv. of TX             10.50   1,539    16.2        16.25   10.50   10.50    0.00  -18.73   -33.67
     ESBK  Elmira Svgs Bank (The) of NY*           22.00     727    16.0        32.25   16.25   21.00    4.76  -24.89   -26.67
     EMLD  Emerald Financial Corp. of OH           11.38  10,297   117.2        16.00    9.06   10.75    5.86   23.03     2.89
     EFBC  Empire Federal Bancorp of MT            12.88   2,480    31.9        18.00   10.63   12.75    1.02  -24.24   -24.81
     EFBI  Enterprise Fed. Bancorp of OH(8)        47.50   2,211   105.0        47.50   25.00   43.50    9.20   86.27    50.79
     EQSB  Equitable FSB of Wheaton MD             21.75   1,228    26.7        34.00   16.13   22.00   -1.14   -2.60   -17.92
     FCBF  FCB Fin. Corp. of Neenah WI             28.44   3,857   109.7        34.00   22.00   24.50   16.08    2.49    -3.59
     FFDF  FFD Financial Corp. of OH               15.50   1,445    22.4        24.00   15.00   16.00   -3.13  -17.33   -13.89
     FFLC  FFLC Bancorp of Leesburg FL             16.28   3,694    60.1        23.50   15.00   15.88    2.52  -23.03   -25.15
     FFWC  FFW Corporation of Wabash IN            15.50   1,458    22.6        21.50   14.00   15.00    3.33   -4.62   -18.42
     FFYF  FFY Financial Corp. of OH               30.25   4,011   121.3        36.88   26.25   31.00   -2.42    1.68    -8.69
     FMCO  FMS Financial Corp. of NJ               10.00   7,220    72.2        16.67    8.88   10.00    0.00    0.00   -15.47
     FFHH  FSF Financial Corp. of MN               15.38   2,898    44.6        21.25   13.38   15.00    2.53  -20.88   -26.55
     FBCI  Fidelity Bancorp of Chicago IL          22.25   2,833    63.0        26.00   16.00   20.75    7.23   -9.18   -13.19
     FSBI  Fidelity Bancorp, Inc. of PA            17.50   1,974    34.5        28.00   16.50   17.00    2.94   -8.85   -24.57
     FFFL  Fidelity Bcsh MHC of FL (47.9)          23.00   6,802    75.0        35.38   18.75   23.56   -2.38  -17.86   -29.23
     FFED  Fidelity Fed. Bancorp of IN              4.50   3,127    14.1        10.50    3.75    4.88   -7.79  -53.85   -56.35
     FFOH  Fidelity Financial of OH                13.63   5,602    76.4        19.88   11.88   13.56    0.52   -9.91   -12.06
     FIBC  Financial Bancorp, Inc. of NY(8)        37.69   1,709    64.4        37.69   22.00   36.50    3.26   56.20    56.20
     SBFL  Fingr Lakes Fin.MHC OF NY(33.1          11.50   3,570    13.6        24.75    9.00   10.00   15.00  -21.39   -28.13
     FBSI  First Bancshares, Inc. of MO            13.00   2,214    28.8        17.50   12.50   13.25   -1.89    2.93   -16.83
     FBBC  First Bell Bancorp of PA                15.63   6,229    97.4        21.63   12.88   14.50    7.79   -9.39   -17.74
     FSTC  First Citizens Corp of GA               28.00   2,795    78.3        35.50   22.00   28.00    0.00    3.05   -17.65
     FCME  First Coastal Corp. of ME*               9.50   1,361    12.9        15.63    8.00    9.88   -3.85  -29.63   -36.16
     FDEF  First Defiance Fin.Corp. of OH          14.63   8,158   119.4        16.25   11.13   14.25    2.67   -4.88    -8.56
     FESX  First Essex Bancorp of MA*              17.75   7,564   134.3        26.13   13.75   16.88    5.15  -10.71   -23.66
     FFSX  First FSB MHC Sxld of IA(46.3)(8)       22.25   2,845    29.2        39.00   20.00   20.00   11.25  -32.06   -29.92
     FFES  First Fed of E. Hartford CT             25.50   2,749    70.1        42.25   20.50   25.50    0.00  -30.14   -31.54
     BDJI  First Fed. Bancorp. of MN               15.00     998    15.0        22.00   13.50   13.50   11.11   -8.65   -31.82
     FFBH  First Fed. Bancshares of AR             20.13   4,871    98.1        30.25   16.00   19.25    4.57   -6.37   -15.24
     FTFC  First Fed. Capital Corp. of WI          16.13  18,472   298.0        18.38   11.88   15.25    5.77   22.85    -4.78
     FFKY  First Fed. Fin. Corp. of KY             27.50   4,130   113.6        28.75   20.50   25.75    6.80   27.91    20.88
     FFBZ  First Federal Bancorp of OH             11.88   3,151    37.4        14.50    9.63   12.00   -1.00   23.36    12.50
     FFCH  First Fin. Holdings Inc. of SC          19.63  13,659   268.1        27.00   14.50   19.25    1.97   -4.85   -26.09
     FFHS  First Franklin Corp. of OH              13.50   1,704    23.0        20.83   12.50   13.50    0.00  -16.51   -35.19
     FGHC  First Georgia Hold. Corp of GA           8.50   4,799    40.8        15.75    5.33    8.75   -2.86   52.33    34.28
     FFSL  First Independence Corp. of KS          10.50     959    10.1        15.63    9.75   10.25    2.44  -27.59   -25.00
     FISB  First Indiana Corp. of IN               22.13  12,708   281.2        30.00   17.38   18.75   18.03    7.85   -12.22
     FKAN  First Kansas Financial of KS            10.13   1,554    15.7        12.50    9.00   10.06    0.70    1.30     1.30
     FKFS  First Keystone Fin. Corp of PA          16.00   2,329    37.3        21.75   11.75   15.38    4.03   -0.37   -10.51
     FLKY  First Lancaster Bncshrs of KY           13.06     959    12.5        16.13   12.00   12.75    2.43  -17.08   -18.07
     FLFC  First Liberty Fin. Corp. of GA          21.34  13,369   285.3        25.50   17.00   19.88    7.34   13.33     0.05
     CASH  First Midwest Fin., Inc. of IA          16.38   2,614    42.8        24.88   15.38   15.50    5.68  -16.81   -27.20
     FMBD  First Mutual Bancorp Inc of IL(8)       17.38   3,531    61.4        25.00   14.75   17.00    2.24  -12.84   -30.48
     FMSB  First Mutual SB of Bellevue WA*         12.81   4,245    54.4        19.00   11.94   12.50    2.48  -29.81   -30.76
     FNGB  First Northern Cap. Corp of WI          12.38   8,802   109.0        14.00    9.50   11.50    7.65   -9.96   -11.57
     FWWB  First Savings Bancorp of WA             22.00  11,699   257.4        25.97   19.38   22.00    0.00    3.53   -12.00
     FSFF  First SecurityFed Fin of IL             13.88   6,408    88.9        17.25   10.69   14.00   -0.86   -8.62   -11.87
     FSLA  First Source Bancorp of NJ               8.63  31,839   274.8        13.93    6.75    8.63    0.00  -14.47   -38.05
     SOPN  First Svgs Bancorp of NC                23.00   3,714    85.4        26.00   20.88   22.75    1.10   -3.16    -9.80


                                                    Current Per Share Financials
                                                ----------------------------------------
                                                                         Tangible
                                                Trailing  12 Mo.   Book    Book
                                                 12 Mo.   Core    Value/  Value/  Assets/
     Financial Institution                       EPS(3)   EPS(3)  Share  Share(4) Share
     ---------------------                      -------- ------- ------- ------- -------
                                                    ($)     ($)     ($)     ($)     ($)
     NASDAQ Listed OTC Companies (continued)
     ---------------------------------------
     DCBI  Delphos Citizens Bancorp of OH         0.94    0.94   14.83   14.83    66.00
     DCOM  Dime Community Bancorp of NY*          1.22    1.18   15.37   13.37   148.85
     ESBF  ESB Financial Corp of PA               1.03    1.03   12.01   10.72   166.91
     EGLB  Eagle BancGroup of IL                  0.65    0.13   18.16   18.16   160.85
     EBSI  Eagle Bancshares of Tucker GA          1.49    1.45   13.36   13.36   192.94
     ETFS  East Texas Fin. Serv. of TX            0.41    0.35   13.77   13.77    79.66
     ESBK  Elmira Svgs Bank (The) of NY*          1.48    1.75   20.57   20.57   319.81
     EMLD  Emerald Financial Corp. of OH          0.67    0.61    5.10    5.04    59.96
     EFBC  Empire Federal Bancorp of MT           0.64    0.64   15.62   15.62    43.12
     EFBI  Enterprise Fed. Bancorp of OH(8)       1.03    0.88   16.47   16.06   165.37
     EQSB  Equitable FSB of Wheaton MD            2.60    1.52   15.83   15.83   293.04
     FCBF  FCB Fin. Corp. of Neenah WI            1.51    1.12   19.42   19.42   134.24
     FFDF  FFD Financial Corp. of OH              0.68    0.48   10.95   10.95    62.95
     FFLC  FFLC Bancorp of Leesburg FL            1.13    1.13   14.30   14.30   114.30
     FFWC  FFW Corporation of Wabash IN           1.30    1.14   13.12   12.07   139.45
     FFYF  FFY Financial Corp. of OH              1.93    1.89   21.00   21.00   162.49
     FMCO  FMS Financial Corp. of NJ              0.73    0.73    5.67    5.63    93.31
     FFHH  FSF Financial Corp. of MN              1.05    0.96   14.70   14.44   143.66
     FBCI  Fidelity Bancorp of Chicago IL         0.33    1.04   18.77   18.74   177.09
     FSBI  Fidelity Bancorp, Inc. of PA           1.45    1.42   14.23   14.23   200.70
     FFFL  Fidelity Bcsh MHC of FL (47.9)         1.15    0.92   13.28   12.90   215.87
     FFED  Fidelity Fed. Bancorp of IN           -0.22   -0.18    2.40    2.40    63.01
     FFOH  Fidelity Financial of OH               0.84    0.80   11.93   10.66    94.27
     FIBC  Financial Bancorp, Inc. of NY(8)       1.76    1.70   17.07   17.01   186.43
     SBFL  Fingr Lakes Fin.MHC OF NY(33.1         0.29    0.23    6.28    6.28    77.15
     FBSI  First Bancshares, Inc. of MO           0.83    0.83   11.00   10.55    77.77
     FBBC  First Bell Bancorp of PA               1.23    1.22   11.90   11.90   120.46
     FSTC  First Citizens Corp of GA              2.20    1.99   12.72   10.17   126.02
     FCME  First Coastal Corp. of ME*             0.90    0.81   11.29   11.29   126.17
     FDEF  First Defiance Fin.Corp. of OH         0.66    0.63   12.66   12.66    71.36
     FESX  First Essex Bancorp of MA*             1.41    1.27   12.68    9.36   164.12
     FFSX  First FSB MHC Sxld of IA(46.3)(8)      1.20    1.17   14.77   11.90   193.88
     FFES  First Fed of E. Hartford CT            2.16    2.28   26.89   26.89   361.11
     BDJI  First Fed. Bancorp. of MN              0.81    0.82   12.71   12.71   121.56
     FFBH  First Fed. Bancshares of AR            1.14    1.13   17.46   17.46   118.69
     FTFC  First Fed. Capital Corp. of WI         1.02    0.70    6.43    6.12    85.77
     FFKY  First Fed. Fin. Corp. of KY            1.53    1.47   13.24   12.57    99.19
     FFBZ  First Federal Bancorp of OH            0.54    0.51    5.23    5.23    65.81
     FFCH  First Fin. Holdings Inc. of SC         1.21    1.19    9.16    9.16   134.69
     FFHS  First Franklin Corp. of OH             1.10    0.92   12.24   12.20   136.08
     FGHC  First Georgia Hold. Corp of GA         0.41    0.41    3.07    2.87    37.68
     FFSL  First Independence Corp. of KS         0.94    0.94   12.62   12.62   129.65
     FISB  First Indiana Corp. of IN              1.50    0.97   12.83   12.70   136.82
     FKAN  First Kansas Financial of KS           0.46    0.45   13.46   13.28    68.21
     FKFS  First Keystone Fin. Corp of PA         1.18    1.05   10.91   10.91   167.87
     FLKY  First Lancaster Bncshrs of KY          0.53    0.53   14.73   14.73    56.04
     FLFC  First Liberty Fin. Corp. of GA         0.68    0.75    8.78    8.03   113.08
     CASH  First Midwest Fin., Inc. of IA         1.09    0.98   16.41   14.65   161.15
     FMBD  First Mutual Bancorp Inc of IL(8)      0.46    0.30   15.88   12.45   105.17
     FMSB  First Mutual SB of Bellevue WA*        1.20    1.01    8.02    8.02   110.92
     FNGB  First Northern Cap. Corp of WI         0.77    0.70    8.57    8.57    80.71
     FWWB  First Savings Bancorp of WA            1.12    1.04   12.84   11.90    98.65
     FSFF  First SecurityFed Fin of IL            0.53    0.79   14.05   14.01    51.66
     FSLA  First Source Bancorp of NJ             0.44    0.41    8.28    8.02    39.64
     SOPN  First Svgs Bancorp of NC               1.42    1.42   18.72   18.72    81.90

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

                                                       Exhibit IA (continued)
                                                Weekly Thrift Market Line - Part One
                                                    Prices As Of November 6, 1998




                                                  Market Capitalization                      Price Change Data
                                                 -----------------------      -----------------------------------------------
                                                                                 52 Week (1)              % Change From
                                                          Shares  Market      ---------------         -----------------------
                                                  Price/  Outst- Capital-                       Last     Last 52 Wks  Dec 31,
     Financial Institution                       Share(1) anding ization(9)     High     Low    Week     Week  Ago(2) 1997(2)
     ---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- --------
                                                    ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)
     NASDAQ Listed OTC Companies (continued)
     ---------------------------------------
     FBNW  FirstBank Corp of Clarkston WA          16.25   1,984    32.2        23.75   13.25   15.88    2.33   -4.41   -13.93
     FFDB  FirstFed Bancorp, Inc. of AL             9.25   2,434    22.5        15.94    9.25    9.75   -5.13  -15.91   -14.43
     FSPT  FirstSpartan Fin. Corp. of SC           34.63   4,209   145.8        47.25   24.50   34.38    0.73   -8.72   -13.96
     FLAG  Flag Financial Corp of GA               12.00   5,175    62.1        19.38   11.00   12.88   -6.83   -9.43   -16.26
     FLGS  Flagstar Bancorp, Inc of MI             26.75  13,670   365.7        28.38   17.75   24.00   11.46   43.59    35.10
     FFIC  Flushing Fin. Corp. of NY*              16.00  11,337   181.4        19.92   12.00   15.31    4.51    6.67     0.50
     FBHC  Fort Bend Holding Corp. of TX(8)        24.50   1,866    45.7        28.00   16.63   21.25   15.29   22.50    12.64
     FTSB  Fort Thomas Fin. Corp. of KY            11.38   1,474    16.8        15.75   10.25   11.00    3.45  -18.71   -26.01
     FKKY  Frankfort First Bancorp of KY           15.50   1,584    24.6        19.50   13.63   15.38    0.78  -18.42   -12.08
     FTNB  Fulton Bancorp, Inc. of MO              16.50   1,719    28.4        24.00   15.25   15.50    6.45  -17.50   -25.44
     GUPB  GFSB Bancorp, Inc of Gallup NM          13.63   1,166    15.9        17.00   13.00   14.25   -4.35    2.25    -3.20
     GSLA  GS Financial Corp. of LA                13.75   3,267    44.9        21.00   10.38   13.50    1.85  -21.70   -34.52
     GOSB  GSB Financial Corp. of NY*              13.69   2,212    30.3        18.94    8.31   13.00    5.31  -13.08   -24.20
     GBNK  Gaston Fed Bncp MHC of NC(47.0          14.44   4,497    30.5        18.06   10.00   13.13    9.98   44.40    44.40
     GFCO  Glenway Financial Corp. of OH           19.00   2,283    43.4        24.25   15.00   19.50   -2.56   24.59     1.33
     GTPS  Great American Bancorp of IL            16.50   1,371    22.6        23.00   15.00   17.00   -2.94  -12.00   -13.16
     PEDE  Great Pee Dee Bancorp of SC             12.75   2,202    28.1        17.38   10.63   13.00   -1.92   27.50   -20.95
     GSFC  Green Street Fin. Corp. of NC           13.25   4,083    54.1        18.81   11.25   12.88    2.87  -27.91   -27.40
     GFED  Guaranty Fed Bancshares of MO           12.44   5,917    73.6        14.34   10.13   12.50   -0.48   -2.96    -3.42
     HCBBE HCB Bancshares of Camden AR              8.75   2,645    23.1        16.13    8.38    9.25   -5.41  -35.19   -39.66
     HEMT  HF Bancorp of Hemet CA                  16.75   6,391   107.0        18.25   12.00   16.75    0.00    4.69    -4.29
     HFFC  HF Financial Corp. of SD                14.00   4,284    60.0        24.17   12.13   14.00    0.00  -16.02   -20.77
     HMNF  HMN Financial, Inc. of MN               14.00   5,376    75.3        21.67   11.00   13.38    4.63  -16.82   -35.39
     HALL  Hallmark Capital Corp. of WI            12.75   2,939    37.5        18.00    9.50   12.38    2.99  -13.56   -25.00
     HRBF  Harbor Federal Bancorp of MD            21.75   1,863    40.5        23.41   17.00   20.50    6.10   11.25    -5.27
     HARB  Harbor Florida Bancshrs of FL           11.25  30,910   347.7        13.50    8.75   10.94    2.83    5.63     2.09
     HFSA  Hardin Bancorp of Hardin MO             18.50     816    15.1        20.00   14.25   18.13    2.04    2.78     1.37
     HARL  Harleysville SB of PA                   29.13   1,675    48.8        35.00   27.50   29.13    0.00   -3.32     5.93
     HFGI  Harrington Fin. Group of IN              8.88   3,205    28.5        13.25    8.00    8.25    7.64  -32.98   -31.69
     HARS  Harris Fin. MHC of PA (24.9)            16.75  33,992   141.4        27.88   11.00   15.56    7.65  -12.21   -15.74
     HFFB  Harrodsburg 1st Fin Bcrp of KY          14.44   1,930    27.9        18.00   14.00   14.50   -0.41  -13.79   -13.79
     HHFC  Harvest Home Fin. Corp. of OH           13.75     879    12.1        16.75   11.75   12.00   14.58    0.00   -12.70
     HAVN  Haven Bancorp of Woodhaven NY           17.00   8,851   150.5        28.75   10.50   13.88   22.48  -19.05   -24.44
     HTHR  Hawthorne Fin. Corp. of CA              15.25   3,170    48.3        24.00   12.00   15.38   -0.85  -16.44   -24.24
     HMLK  Hemlock Fed. Fin. Corp. of IL           14.25   1,878    26.8        19.00   13.13   14.50   -1.72  -16.81   -16.81
     HBSC  Heritage Bancorp, Inc of SC             18.50   4,629    85.6        22.38   14.00   17.88    3.47   23.33    23.33
     HFWA  Heritage Financial Corp of WA           12.31   9,776   120.3        15.94    9.63   10.94   12.52   23.10    23.10
     HCBC  High Country Bancorp of CO              10.75   1,323    14.2        15.50   10.25   10.50    2.38    7.50   -30.65
     HBNK  Highland Bancorp of CA                  35.50   2,179    77.4        43.50   32.00   34.00    4.41   10.94     8.40
     HIFS  Hingham Inst. for Sav. of MA*           17.00   1,964    33.4        24.67   15.00   16.75    1.49  -10.53   -11.32
     HBEI  Home Bancorp of Elgin IL(8)             14.00   6,659    93.2        19.13   10.50   14.13   -0.92  -20.00   -21.70
     HBFW  Home Bancorp of Fort Wayne IN           27.25   2,351    64.1        37.63   24.00   26.63    2.33   13.54    -7.63
     HCFC  Home City Fin. Corp. of OH              13.00     905    11.8        22.75   11.00   13.75   -5.45  -22.39   -29.73
     HOMF  Home Fed Bancorp of Seymour IN          24.00   5,142   123.4        33.75   20.50   23.75    1.05   -5.25    -7.69
     HWEN  Home Financial Bancorp of IN             6.50     903     5.9         9.75    6.50    6.50    0.00  -22.43   -29.73
     HLFC  Home Loan Financial Corp of OH          13.38   2,248    30.1        16.75   11.45   12.56    6.53   33.80    33.80
     HPBC  Home Port Bancorp, Inc. of MA*          23.75   1,842    43.7        27.63   19.13   20.13   17.98    4.40     2.68
     HSTD  Homestead Bancorp, Inc. of LA            8.25   1,478    12.2         9.31    3.41    8.00    3.13  -17.50    43.48
     HFBC  HopFed Bancorp of KY                    18.00   4,034    72.6        21.88   15.25   17.50    2.86   80.00    80.00
     HZFS  Horizon Fin'l. Services of IA           12.50     880    11.0        16.88   11.00   14.13  -11.54    8.70     4.17
     HRZB  Horizon Financial Corp. of WA*          13.63   7,484   102.0        19.25   12.50   14.00   -2.64  -20.99   -23.21
     HRBT  Hudson River Bancorp Inc of NY          10.50  17,854   187.5        13.69    8.88   10.31    1.84    5.00     5.00
     ITLA  ITLA Capital Corp of CA*                16.44   7,610   125.1        24.00    9.00   15.25    7.80  -18.33   -14.60
     ICBC  Independence Comm Bnk Cp of NY          13.69  76,044 1,041.0        19.13   11.00   13.69    0.00   36.90    36.90
     IFSB  Independence FSB of DC                  12.25   1,281    15.7        21.63   11.75   12.50   -2.00  -14.04   -27.94


                                                  Current Per Share Financials
                                              ----------------------------------------
                                                                       Tangible
                                              Trailing  12 Mo.   Book    Book
                                               12 Mo.   Core    Value/  Value/  Assets/
     Financial Institution                     EPS(3)   EPS(3)  Share  Share(4) Share
     ---------------------                    -------- ------- ------- ------- -------
                                                  ($)     ($)     ($)     ($)     ($)
     NASDAQ Listed OTC Companies (continued)
     ---------------------------------------
     FBNW  FirstBank Corp of Clarkston WA       0.97    0.55   15.32   15.32    98.00
     FFDB  FirstFed Bancorp, Inc. of AL         0.66    0.66    7.31    6.75    73.91
     FSPT  FirstSpartan Fin. Corp. of SC        1.71    1.61   28.57   28.57   126.02
     FLAG  Flag Financial Corp of GA            0.39    0.27    4.26    4.26    47.92
     FLGS  Flagstar Bancorp, Inc of MI          2.20    2.20   10.44   10.16   188.24
     FFIC  Flushing Fin. Corp. of NY*           0.86    0.88   12.10   11.65   100.84
     FBHC  Fort Bend Holding Corp. of TX(8)     1.11    0.73   12.19   11.53   170.60
     FTSB  Fort Thomas Fin. Corp. of KY         0.80    0.80   11.05   11.05    68.76
     FKKY  Frankfort First Bancorp of KY        1.02    1.02   14.08   14.08    85.06
     FTNB  Fulton Bancorp, Inc. of MO           0.66    0.51   14.83   14.83    64.05
     GUPB  GFSB Bancorp, Inc of Gallup NM       0.75    0.75   12.19   12.19   105.67
     GSLA  GS Financial Corp. of LA             0.46    0.40   16.01   16.01    44.43
     GOSB  GSB Financial Corp. of NY*           0.27    0.46   14.24   14.24    59.65
     GBNK  Gaston Fed Bncp MHC of NC(47.0       0.33    0.30    9.14    9.14    45.06
     GFCO  Glenway Financial Corp. of OH        1.18    1.18   12.80   12.70   132.87
     GTPS  Great American Bancorp of IL         0.76    0.76   16.97   16.97   108.76
     PEDE  Great Pee Dee Bancorp of SC          0.59    0.59   14.29   14.29    31.06
     GSFC  Green Street Fin. Corp. of NC        0.69    0.69   14.81   14.81    42.44
     GFED  Guaranty Fed Bancshares of MO        0.52    0.52   10.84   10.84    46.74
     HCBBE HCB Bancshares of Camden AR          0.25    0.25   14.45   14.28    83.79
     HEMT  HF Bancorp of Hemet CA              -0.03    0.04   13.13   11.33   165.80
     HFFC  HF Financial Corp. of SD             1.42    1.22   12.86   12.86   130.87
     HMNF  HMN Financial, Inc. of MN            0.97    0.68   13.17   12.08   134.89
     HALL  Hallmark Capital Corp. of WI         0.95    0.89   11.38   11.38   149.16
     HRBF  Harbor Federal Bancorp of MD         0.98    0.95   15.89   15.89   124.37
     HARB  Harbor Florida Bancshrs of FL        0.56    0.53    8.53    8.45    43.69
     HFSA  Hardin Bancorp of Hardin MO          1.09    0.88   16.78   16.78   162.99
     HARL  Harleysville SB of PA                2.08    2.08   15.14   15.14   236.05
     HFGI  Harrington Fin. Group of IN         -1.52   -0.41    5.98    5.98   176.57
     HARS  Harris Fin. MHC of PA (24.9)         0.53    0.38    5.65    5.13    71.21
     HFFB  Harrodsburg 1st Fin Bcrp of KY       0.77    0.77   14.99   14.99    56.49
     HHFC  Harvest Home Fin. Corp. of OH        0.63    0.63   11.73   11.73   103.39
     HAVN  Haven Bancorp of Woodhaven NY        0.98    0.94   13.84   13.26   262.40
     HTHR  Hawthorne Fin. Corp. of CA           3.11    3.40   15.06   15.06   378.97
     HMLK  Hemlock Fed. Fin. Corp. of IL        0.87    0.86   15.50   15.50   102.38
     HBSC  Heritage Bancorp, Inc of SC          0.76    0.76   20.46   20.46    65.00
     HFWA  Heritage Financial Corp of WA        0.44    0.27    9.74    8.87    42.75
     HCBC  High Country Bancorp of CO           0.55    0.55   13.82   13.82    76.03
     HBNK  Highland Bancorp of CA               3.73    3.25   19.11   19.11   272.91
     HIFS  Hingham Inst. for Sav. of MA*        1.46    1.44   11.91   11.91   125.68
     HBEI  Home Bancorp of Elgin IL(8)          0.39    0.39   14.01   14.01    57.98
     HBFW  Home Bancorp of Fort Wayne IN        1.26    1.23   18.27   18.27   153.25
     HCFC  Home City Fin. Corp. of OH           1.05    1.05   12.18   12.18    89.24
     HOMF  Home Fed Bancorp of Seymour IN       2.05    1.56   13.51   13.18   140.53
     HWEN  Home Financial Bancorp of IN         0.43    0.33    8.31    8.31    47.13
     HLFC  Home Loan Financial Corp of OH       0.49    0.49   14.21   14.21    37.67
     HPBC  Home Port Bancorp, Inc. of MA*       1.84    2.08   12.71   12.71   143.23
     HSTD  Homestead Bancorp, Inc. of LA        0.36    0.36   10.40   10.40    48.02
     HFBC  HopFed Bancorp of KY                 0.72    0.72   14.46   14.46    54.00
     HZFS  Horizon Fin'l. Services of IA        0.67    0.80    9.65    9.65   102.21
     HRZB  Horizon Financial Corp. of WA*       1.13    1.14   11.63   11.63    76.03
     HRBT  Hudson River Bancorp Inc of NY       0.41    0.47   12.20   12.20    45.63
     ITLA  ITLA Capital Corp of CA*             1.81    1.81   14.00   13.97   134.21
     ICBC  Independence Comm Bnk Cp of NY      -0.53    0.45   12.63   11.93    62.94
     IFSB  Independence FSB of DC               4.18    3.32   16.53   15.10   207.60

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

                                                       Exhibit IA (continued)
                                                Weekly Thrift Market Line - Part One
                                                    Prices As Of November 6, 1998




                                                  Market Capitalization                      Price Change Data
                                                 -----------------------      -----------------------------------------------
                                                                                 52 Week (1)              % Change From
                                                          Shares  Market      ---------------         -----------------------
                                                  Price/  Outst- Capital-                       Last     Last 52 Wks  Dec 31,
     Financial Institution                       Share(1) anding ization(9)     High     Low    Week     Week  Ago(2) 1997(2)
     ---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- --------
                                                    ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)
     NASDAQ Listed OTC Companies (continued)
     ---------------------------------------
     INBI  Industrial Bancorp of OH                19.63   4,999    98.1        25.00   16.25   19.00    3.32    9.06    10.59
     IWBK  Interwest Bancorp of WA                 25.75  15,651   403.0        31.33   17.75   26.56   -3.05    0.66     2.30
     IPSW  Ipswich SB of Ipswich MA*               12.50   2,392    29.9        20.75   10.75   13.00   -3.85    4.17   -24.24
     JXVL  Jacksonville Bancorp of TX              14.94   2,422    36.2        23.25   14.38   14.75    1.29  -22.39   -35.74
     JXSB  Jcksnville SB,MHC of IL (45.6)          13.25   1,908    11.5        25.50   13.25   14.25   -7.02  -25.01   -33.75
     JSBA  Jefferson Svgs Bancorp of MO            16.13  10,030   161.8        31.88   11.00   16.13    0.00  -25.84   -21.32
     KSBK  KSB Bancorp of Kingfield ME*            13.75   1,261    17.3        22.50   12.00   13.00    5.77  -10.60   -38.89
     KFBI  Klamath First Bancorp of OR             17.88   9,917   177.3        23.06   14.00   18.25   -2.03  -14.37   -16.84
     LSBI  LSB Fin. Corp. of Lafayette IN          29.50     933    27.5        32.00   23.81   29.50    0.00   23.90     8.70
     LVSB  Lakeview Financial of NJ                19.63   4,880    95.8        28.75   13.50   18.50    6.11  -23.02   -23.02
     LARK  Landmark Bancshares, Inc of KS          20.75   1,549    32.1        29.25   19.50   21.38   -2.95  -11.70   -16.60
     LARL  Laurel Capital Group of PA              19.00   2,206    41.9        23.50   16.50   19.00    0.00    7.53   -12.32
     LSBX  Lawrence Savings Bank of MA*            13.50   4,331    58.5        19.31    9.63   12.75    5.88   -5.26   -17.58
     LFED  Leeds Fed Bksr MHC of MD (36.3          15.00   5,196    28.2        23.50   11.75   14.25    5.26  -29.41   -31.03
     LXMO  Lexington B&L Fin. Corp. of MO          11.50   1,009    11.6        17.88   11.38   11.75   -2.13  -32.11   -35.21
     LIBB  Liberty Bancorp MHC of NJ (47)           9.75   3,901    17.9        11.69    7.25    9.63    1.25   -2.50    -2.50
     LFCO  Life Financial Corp of CA(8)             5.88   6,562    38.6        25.38    2.25    4.00   47.00  -67.78   -53.44
     LFBI  Little Falls Bancorp of NJ              16.13   2,478    40.0        22.25   11.50   15.38    4.88  -13.42   -21.32
     LOGN  Logansport Fin. Corp. of IN             15.00   1,199    18.0        19.63   13.50   14.25    5.26   -4.76   -16.67
     MAFB  MAF Bancorp, Inc. of IL                 25.25  22,393   565.4        28.83   19.38   24.50    3.06   14.36     7.08
     MBLF  MBLA Financial Corp. of MO              19.00   1,247    23.7        30.63   18.25   20.25   -6.17  -26.21   -37.70
     MECH  MECH Financial Inc of CT*               26.81   5,295   142.0        31.81   20.63   24.25   10.56    3.87     2.88
     MFBC  MFB Corp. of Mishawaka IN               21.00   1,474    31.0        30.38   18.00   20.75    1.20   -6.67   -30.88
     MSBF  MSB Financial, Inc of MI                15.00   1,333    20.0        17.73   13.75   15.25   -1.64   -8.31   -13.14
     MARN  Marion Capital Holdings of IN           23.25   1,619    37.6        29.50   21.00   22.13    5.06  -15.45   -14.30
     MRKF  Market Fin. Corp. of OH                 12.38   1,336    16.5        20.25   10.00   11.00   12.55  -18.18   -20.79
     MASB  MassBank Corp. of Reading MA*           39.00   3,554   138.6        54.25   29.50   36.50    6.85  -13.33   -18.12
     MFLR  Mayflower Co-Op. Bank of MA*            24.25     900    21.8        27.50   17.00   21.00   15.48   -7.62    -9.35
     MDBK  Medford Bancorp, Inc. of MA*            16.75   8,717   146.0        22.13   13.50   15.50    8.06   -4.99   -14.67
     MWBX  MetroWest Bank of MA*                    7.00  14,258    99.8         9.50    5.75    6.63    5.58  -13.90   -22.22
     METF  Metropolitan Fin. Corp. of OH           10.75   7,051    75.8        18.88    9.00   10.25    4.88  -20.37   -30.65
     MIFC  Mid Iowa Financial Corp. of IA(8)       13.75   1,735    23.9        14.00   10.13   13.50    1.85   32.47    19.57
     MCBN  Mid-Coast Bancorp of ME                  8.25     713     5.9        14.00    7.50    9.00   -8.33  -12.79   -17.50
     MWBI  Midwest Bancshares, Inc. of IA          13.00   1,071    13.9        19.50   10.75   12.00    8.33  -23.89   -28.77
     MFFC  Milton Fed. Fin. Corp. of OH            14.00   2,237    31.3        17.00   12.31   14.38   -2.64  -10.43    -8.97
     MBSP  Mitchell Bancorp, Inc. of NC(8)         15.38     931    14.3        18.50   14.00   15.75   -2.35   -9.53    -9.53
     MBBC  Monterey Bay Bancorp of CA              12.44   3,923    48.8        21.40   10.75   11.00   13.09  -17.07   -20.26
     MONT  Montgomery Fin. Corp. of IN             10.50   1,642    17.2        13.63    9.75   11.00   -4.55  -16.00   -18.48
     MSBK  Mutual SB, FSB of Bay City MI            7.50   4,290    32.2        14.13    5.75    7.75   -3.23  -46.43   -42.31
     MYST  Mystic Financial of MA*                 12.38   2,574    31.9        18.56    9.75   13.63   -9.17   23.80    23.80
     NHTB  NH Thrift Bancshares of NH              17.75   2,095    37.2        22.00   12.00   17.00    4.41  -19.32   -13.41
     NSLB  NS&L Bancorp, Inc of Neosho MO          13.00     686     8.9        19.25   13.00   13.50   -3.70  -30.67   -31.14
     NSSY  NSS Bancorp of CT(8)*                   50.00   2,378   118.9        58.75   35.00   46.63    7.23   33.33    32.45
     NMSB  Newmil Bancorp, Inc. of CT*             12.63   3,837    48.5        14.63   10.00   12.00    5.25   -4.68    -2.85
     NBCP  Niagara Bancorp of NY MHC(45.4*         11.38  29,756   153.7        17.00    8.50   11.00    3.45   13.80    13.80
     NBSI  North Bancshares of Chicago IL          12.00   1,271    15.3        18.83   11.00   12.00    0.00  -33.33   -32.89
     FFFD  North Central Bancshares of IA          17.69   3,104    54.9        24.88   15.00   16.75    5.61   -1.72   -11.02
     NEIB  Northeast Indiana Bncrp of IN           16.50   1,815    29.9        20.68   14.89   18.00   -8.33  -13.57   -17.95
     NWSB  Northwest Bcrp MHC of PA (30.8          12.00  46,865   173.3        18.00    9.00   11.88    1.01  -20.69   -15.07
     NWEQ  Northwest Equity Corp. of WI            18.00     825    14.9        22.25   15.63   17.75    1.41    0.00   -13.25
     NTMG  Nutmeg FS&LA of CT                      12.00   1,077    12.9        13.00    8.72   13.00   -7.69   33.33    14.29
     OHSL  OHSL Financial Corp. of OH              14.00   2,496    34.9        18.38   12.88   14.63   -4.31    1.82     3.70
     OCFC  Ocean Fin. Corp. of NJ                  14.94  14,757   220.5        20.00   12.00   14.50    3.03  -20.32   -19.81
     OTFC  Oregon Trail Fin. Corp. of OR           13.25   3,950    52.3        18.50   11.00   13.38   -0.97  -17.85   -23.76
     OFCP  Ottawa Financial Corp. of MI            23.00   5,717   131.5        30.91   18.88   21.00    9.52  -10.44   -25.59


                                                  Current Per Share Financials
                                              ----------------------------------------
                                                                       Tangible
                                              Trailing  12 Mo.   Book    Book
                                               12 Mo.   Core    Value/  Value/  Assets/
     Financial Institution                     EPS(3)   EPS(3)  Share  Share(4) Share
     ---------------------                    -------- ------- ------- ------- -------
                                                  ($)     ($)     ($)     ($)     ($)
     NASDAQ Listed OTC Companies (continued)
     ---------------------------------------
     INBI  Industrial Bancorp of OH             1.12    1.12   12.44   12.44    77.75
     IWBK  Interwest Bancorp of WA              1.29    1.09   11.00   10.07   156.44
     IPSW  Ipswich SB of Ipswich MA*            1.10    0.93    5.74    5.74   104.29
     JXVL  Jacksonville Bancorp of TX           1.30    1.30   14.48   14.48   100.20
     JXSB  Jcksnville SB,MHC of IL (45.6)       0.50    0.30    9.41    9.41    87.16
     JSBA  Jefferson Svgs Bancorp of MO         0.98    0.87   11.84    9.50   123.81
     KSBK  KSB Bancorp of Kingfield ME*         1.33    1.33    9.54    8.30   122.63
     KFBI  Klamath First Bancorp of OR          0.96    0.93   14.63   13.48   103.99
     LSBI  LSB Fin. Corp. of Lafayette IN       1.89    1.62   19.70   19.70   234.33
     LVSB  Lakeview Financial of NJ             1.94    0.83   11.60    7.78   121.69
     LARK  Landmark Bancshares, Inc of KS       1.58    1.33   19.35   19.35   148.05
     LARL  Laurel Capital Group of PA           1.40    1.44   11.13   11.13   100.35
     LSBX  Lawrence Savings Bank of MA*         2.12    2.09    9.61    9.61    79.63
     LFED  Leeds Fed Bksr MHC of MD (36.3       0.64    0.64    9.49    9.49    58.26
     LXMO  Lexington B&L Fin. Corp. of MO       0.62    0.62   15.17   14.15    94.45
     LIBB  Liberty Bancorp MHC of NJ (47)       0.37    0.37    8.76    8.76    63.69
     LFCO  Life Financial Corp of CA(8)         1.78    1.87    9.38    9.38    57.96
     LFBI  Little Falls Bancorp of NJ           0.78    0.77   15.00   13.95   137.49
     LOGN  Logansport Fin. Corp. of IN          1.08    1.09   13.51   13.51    77.14
     MAFB  MAF Bancorp, Inc. of IL              1.70    1.62   12.56   11.24   161.03
     MBLF  MBLA Financial Corp. of MO           1.51    1.49   22.33   22.33   162.97
     MECH  MECH Financial Inc of CT*            1.62    1.61   17.51   17.51   180.30
     MFBC  MFB Corp. of Mishawaka IN            1.52    1.56   20.95   20.95   210.33
     MSBF  MSB Financial, Inc of MI             0.91    0.77   10.13   10.13    61.37
     MARN  Marion Capital Holdings of IN        1.35    1.35   22.01   21.53   121.50
     MRKF  Market Fin. Corp. of OH              0.41    0.41   11.29   11.29    40.87
     MASB  MassBank Corp. of Reading MA*        3.06    2.64   31.05   30.66   262.93
     MFLR  Mayflower Co-Op. Bank of MA*         1.67    1.45   14.67   14.46   158.85
     MDBK  Medford Bancorp, Inc. of MA*         1.39    1.31   11.83   11.24   130.10
     MWBX  MetroWest Bank of MA*                0.55    0.54    3.49    3.49    46.93
     METF  Metropolitan Fin. Corp. of OH        0.93    0.80    5.61    5.20   150.18
     MIFC  Mid Iowa Financial Corp. of IA(8)    0.79    0.78    7.73    7.72    77.83
     MCBN  Mid-Coast Bancorp of ME              0.61    0.53    7.35    7.35    91.60
     MWBI  Midwest Bancshares, Inc. of IA       1.27    1.10   11.04   11.04   149.94
     MFFC  Milton Fed. Fin. Corp. of OH         0.67    0.54   11.75   11.75   105.17
     MBSP  Mitchell Bancorp, Inc. of NC(8)      0.47    0.47   15.72   15.72    40.07
     MBBC  Monterey Bay Bancorp of CA           0.33    0.33   11.97   10.95   111.19
     MONT  Montgomery Fin. Corp. of IN          0.62    0.62   12.27   12.27    72.68
     MSBK  Mutual SB, FSB of Bay City MI       -1.79   -0.58    8.27    8.27   136.57
     MYST  Mystic Financial of MA*              0.62    0.58   13.33   13.33    75.15
     NHTB  NH Thrift Bancshares of NH           1.38    1.28   12.60   11.01   154.81
     NSLB  NS&L Bancorp, Inc of Neosho MO       0.60    0.59   16.87   16.76    91.32
     NSSY  NSS Bancorp of CT(8)*                2.18    1.92   23.19   22.62   274.11
     NMSB  Newmil Bancorp, Inc. of CT*          0.81    0.62    9.01    9.01    96.37
     NBCP  Niagara Bancorp of NY MHC(45.4*      0.30    0.45    8.76    8.76    48.09
     NBSI  North Bancshares of Chicago IL       0.36    0.31   10.43   10.43    98.30
     FFFD  North Central Bancshares of IA       1.42    1.40   16.02   13.93   107.83
     NEIB  Northeast Indiana Bncrp of IN        1.27    1.27   14.61   14.61   111.99
     NWSB  Northwest Bcrp MHC of PA (30.8       0.45    0.44    4.65    4.18    54.68
     NWEQ  Northwest Equity Corp. of WI         1.51    1.37   14.54   14.54   120.14
     NTMG  Nutmeg FS&LA of CT                   0.87    0.46    6.31    6.31   104.10
     OHSL  OHSL Financial Corp. of OH           0.83    0.77   10.76   10.76    99.30
     OCFC  Ocean Fin. Corp. of NJ               0.93    0.93   14.29   14.22   104.24
     OTFC  Oregon Trail Fin. Corp. of OR        0.83    0.83   15.82   15.82    69.51
     OFCP  Ottawa Financial Corp. of MI         1.38    1.23   13.23   10.85   160.90

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

                                                       Exhibit IA (continued)
                                                Weekly Thrift Market Line - Part One
                                                    Prices As Of November 6, 1998




                                                  Market Capitalization                      Price Change Data
                                                 -----------------------      -----------------------------------------------
                                                                                 52 Week (1)              % Change From
                                                          Shares  Market      ---------------         -----------------------
                                                  Price/  Outst- Capital-                       Last     Last 52 Wks  Dec 31,
     Financial Institution                       Share(1) anding ization(9)     High     Low    Week     Week  Ago(2) 1997(2)
     ---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- --------
                                                    ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)
     NASDAQ Listed OTC Companies (continued)
     ---------------------------------------
     PFFB  PFF Bancorp of Pomona CA                16.13  15,440   249.0        21.13   11.94   14.69    9.80  -16.77   -18.86
     PSFI  PS Financial of Chicago IL              10.63   2,019    21.5        22.38    8.50   10.38    2.41  -38.84   -52.50
     PSBI  PSB Bancorp Inc. of PA*                  7.69   3,101    23.8        11.27    6.25    7.63    0.79  -20.88   -31.77
     PVFC  PVF Capital Corp. of OH                 13.50   3,991    53.9        18.83   10.00   11.13   21.29    0.00     0.30
     PBCI  Pamrapo Bancorp, Inc. of NJ             23.38   2,843    66.5        32.38   22.13   23.75   -1.56   -6.48   -14.20
     PFED  Park Bancorp of Chicago IL              14.63   2,418    35.4        19.75   13.25   14.63    0.00  -19.31   -21.47
     PVSA  Parkvale Financial Corp of PA           20.75   6,381   132.4        28.00   19.60   21.00   -1.19   -9.39   -24.27
     PBHC  Pathfinder BC MHC of NY (45.2)*         10.75   2,736    13.7        26.13    9.88   11.63   -7.57  -42.91   -46.25
     PEEK  Peekskill Fin. Corp. of NY              13.63   2,860    39.0        18.25   12.00   13.63    0.00  -20.99   -18.63
     PFSB  PennFed Fin. Services of NJ             13.63   9,236   125.9        19.00   10.25   13.81   -1.30  -12.06   -20.43
     PWBK  Pennwood Bancorp, Inc. of PA            11.13     697     7.8        17.44    9.00   10.88    2.30  -21.89   -24.85
     PBKB  People's Bancshares of MA*              20.81   3,317    69.0        27.75   15.00   20.75    0.29    8.10    -8.53
     TSBS  Peoples Bancorp Inc of NJ(8)*           11.00  36,373   400.1        11.83    6.97   10.13    8.59   18.53    -7.02
     PFDC  Peoples Bancorp of Auburn IN            19.88   3,281    65.2        25.00   19.88   20.00   -0.60  -14.79    -9.64
     PBCT  Peoples Bank, MHC of CT (41.2)*         28.50  64,147   787.5        41.13   19.19   25.56   11.50  -15.88   -25.00
     PFFC  Peoples Fin. Corp. of OH                11.00   1,352    14.9        18.50   10.00   11.00    0.00  -19.30   -27.30
     PHBK  Peoples Heritage Fin Grp of ME*         19.81  87,784 1,739.0        26.50   13.81   18.00   10.06   -3.79   -13.87
     PSFC  Peoples Sidney Fin. Corp of OH          17.00   1,785    30.3        24.38   15.00   16.38    3.79   -5.56    -4.92
     PERM  Permanent Bancorp, Inc. of IN           12.50   4,249    53.1        18.25   10.94   12.00    4.17   -3.85   -19.67
     PCBC  Perry Co. Fin. Corp. of MO              19.75     828    16.4        25.00   18.00   19.75    0.00  -16.84   -18.15
     PHFC  Pittsburgh Home Fin Corp of PA          14.50   1,872    27.1        20.81   12.13   12.63   14.81  -22.67   -19.44
     PFSL  Pocahontas Bancorp of AR                 9.06   6,685    60.6        11.43    6.75    8.81    2.84    4.14   -18.08
     PTRS  Potters Financial Corp of OH            14.00     951    13.3        22.25   13.00   14.00    0.00  -11.11   -30.00
     PHSB  Ppls Home SB, MHC of PA (45.0)          14.63   2,760    18.2        22.13   11.50   13.75    6.40  -20.40   -22.51
     PRBC  Prestige Bancorp of PA                  13.25   1,000    13.3        22.07   12.50   13.00    1.92  -15.34   -23.81
     PFNC  Progress Financial Corp. of PA          13.88   5,192    72.1        21.67   11.50   14.19   -2.18   -2.87   -11.65
     PROV  Provident Fin. Holdings of CA           16.25   4,625    75.2        24.25   14.00   15.50    4.84  -19.75   -25.73
     PULB  Pulaski Bk,SB MHC of MO (29.8)(8)       19.25   2,106    12.0        51.00   16.00   19.38   -0.67  -35.58   -38.66
     PLSK  Pulaski SB, MHC of NJ (47.0)            11.38   2,108    11.3        20.50   10.13   10.75    5.86  -40.11   -40.88
     PULS  Pulse Bancorp of S. River NJ(8)         28.06   3,190    89.5        30.50   23.00   26.00    7.92   11.13     7.39
     QCFB  QCF Bancorp of Virginia MN              25.25   1,321    33.4        31.75   25.00   26.00   -2.88   -6.48   -15.13
     QCBC  Quaker City Bancorp of CA               16.00   5,799    92.8        21.25   11.75   15.00    6.67   -1.84    -5.88
     QCSB  Queens County Bancorp of NY*            29.91  21,419   640.6        31.42   22.88   29.81    0.34   22.08    10.78
     RARB  Raritan Bancorp of Raritan NJ(8)*       35.00   2,456    86.0        37.00   24.75   34.06    2.76   22.25    25.00
     RELY  Reliance Bancorp, Inc. of NY            27.00   8,984   242.6        42.25   21.50   24.75    9.09  -19.11   -26.29
     RELI  Reliance Bancshares Inc of WI(8)         9.63   2,396    23.1        10.13    8.06    9.38    2.67   11.59     1.37
     RCBK  Richmond County Fin Corp of NY          15.38  26,424   406.4        19.75   11.31   14.63    5.13   53.80    53.80
     RIVR  River Valley Bancorp of IN              15.00   1,190    17.9        20.75   13.25   13.88    8.07  -14.29   -20.00
     RVSB  Riverview Bancorp of WA                 12.75   6,186    78.9        19.13   11.25   12.13    5.11  -10.53   -28.17
     RSLN  Roslyn Bancorp, Inc. of NY*             17.88  41,400   740.2        30.50   13.31   17.13    4.38  -18.95   -23.10
     SCCB  S. Carolina Comm. Bnshrs of SC          13.50     580     7.8        24.00   13.50   13.50    0.00  -40.00   -40.00
     SFED  SFS Bancorp of Schenectady NY(8)        21.75   1,208    26.3        27.88   19.75   22.00   -1.14   -1.72   -19.08
     SGVB  SGV Bancorp of W. Covina CA             13.50   2,219    30.0        18.81   11.75   13.00    3.85  -25.54   -23.94
     SISB  SIS Bancorp, Inc. of MA(8)*             44.50   7,171   319.1        52.63   29.50   39.75   11.95   28.99    10.72
     SWCB  Sandwich Bancorp of MA(8)*              55.88   2,043   114.2        64.50   37.00   53.75    3.96   37.98    27.00
     SKAN  Skaneateles Bancorp Inc of NY*          13.75   1,447    19.9        22.25   12.63   13.88   -0.94  -32.37   -37.87
     SKBOD Skibo Fin Corp MHC of PA(45.0)          12.13   3,450    12.6        14.00    6.75   12.00    1.08   -2.33    -2.96
     SOBI  Sobieski Bancorp of S. Bend IN          14.50     764    11.1        24.25   13.88   14.50    0.00  -23.68   -28.85
     SFFS  Sound Bancorp MHC of NY (44.1)          10.00   5,212    23.0        10.13    8.50   10.00    0.00    0.00     0.00
     SSFC  South Street Fin. Corp. of NC*           8.38   4,676    39.2        19.13    8.00    8.31    0.84  -52.79   -55.89
     SBAN  SouthBanc Shares Inc. of SC             20.00   4,306    86.1        23.76   15.00   18.00   11.11    6.61    -5.93
     SCBS  Southern Commun. Bncshrs of AL          13.00   1,137    14.8        20.75   12.00   13.00    0.00  -27.78   -28.77
     SMBC  Southern Missouri Bncrp of MO           16.75   1,484    24.9        23.25   15.75   16.63    0.72  -11.84   -18.29
     SVRN  Sovereign Bancorp, Inc. of PA           14.44 163,725 2,364.2        22.19    9.00   13.13    9.98   -9.98   -16.48
     STFR  St. Francis Cap. Corp. of WI            40.88   4,788   195.7        50.75   34.50   40.88    0.00    4.15   -19.05


                                                   Current Per Share Financials
                                               ----------------------------------------
                                                                        Tangible
                                               Trailing  12 Mo.   Book    Book
                                                12 Mo.   Core    Value/  Value/  Assets/
     Financial Institution                      EPS(3)   EPS(3)  Share  Share(4) Share
     ---------------------                     -------- ------- ------- ------- -------
                                                   ($)     ($)     ($)     ($)     ($)
     NASDAQ Listed OTC Companies (continued)
     ---------------------------------------
     PFFB  PFF Bancorp of Pomona CA              1.11    1.06   14.96   14.80   197.19
     PSFI  PS Financial of Chicago IL            0.42    0.73   11.27   11.27    42.10
     PSBI  PSB Bancorp Inc. of PA*               0.37    0.37    9.41    9.41    47.49
     PVFC  PVF Capital Corp. of OH               1.23    1.15    7.82    7.82   108.56
     PBCI  Pamrapo Bancorp, Inc. of NJ           1.59    1.53   17.40   17.32   139.72
     PFED  Park Bancorp of Chicago IL            0.70    0.71   16.55   16.55    81.39
     PVSA  Parkvale Financial Corp of PA         1.79    1.76   13.16   13.10   176.04
     PBHC  Pathfinder BC MHC of NY (45.2)*       0.53    0.45    8.61    7.35    72.40
     PEEK  Peekskill Fin. Corp. of NY            0.65    0.66   15.11   15.11    70.05
     PFSB  PennFed Fin. Services of NJ           1.23    1.16   11.30    9.90   169.60
     PWBK  Pennwood Bancorp, Inc. of PA          0.40    0.44   11.42   11.42    66.11
     PBKB  People's Bancshares of MA*            1.66    0.63    9.79    9.37   258.78
     TSBS  Peoples Bancorp Inc of NJ(8)*         0.28    0.27    9.41    9.13    23.99
     PFDC  Peoples Bancorp of Auburn IN          1.31    1.31   13.88   13.88    92.75
     PBCT  Peoples Bank, MHC of CT (41.2)*       1.67    1.00   13.36   11.19   149.96
     PFFC  Peoples Fin. Corp. of OH              0.71    0.33   10.89   10.89    62.80
     PHBK  Peoples Heritage Fin Grp of ME*       0.76    1.02    8.24    6.85   111.27
     PSFC  Peoples Sidney Fin. Corp of OH        0.69    0.69   10.99   10.99    59.33
     PERM  Permanent Bancorp, Inc. of IN         0.62    0.59   10.23    8.35   119.26
     PCBC  Perry Co. Fin. Corp. of MO            1.01    1.00   20.02   20.02   108.41
     PHFC  Pittsburgh Home Fin Corp of PA        1.15    1.02   13.80   13.65   199.00
     PFSL  Pocahontas Bancorp of AR              0.40    0.40    8.74    8.47    60.52
     PTRS  Potters Financial Corp of OH          0.99    0.89   11.50   11.50   134.75
     PHSB  Ppls Home SB, MHC of PA (45.0)        0.58    0.53   10.62   10.62    85.84
     PRBC  Prestige Bancorp of PA                0.71    0.69   15.26   15.26   169.98
     PFNC  Progress Financial Corp. of PA        0.77    0.69    8.03    7.17   116.01
     PROV  Provident Fin. Holdings of CA         1.11    0.40   18.11   18.11   181.76
     PULB  Pulaski Bk,SB MHC of MO (29.8)(8)     0.95    0.78   11.70   11.70    87.19
     PLSK  Pulaski SB, MHC of NJ (47.0)          0.45    0.48   10.68   10.68    90.76
     PULS  Pulse Bancorp of S. River NJ(8)       1.74    1.74   14.39   14.39   170.56
     QCFB  QCF Bancorp of Virginia MN            2.01    1.95   19.93   19.93   113.92
     QCBC  Quaker City Bancorp of CA             1.30    1.21   13.66   13.66   154.08
     QCSB  Queens County Bancorp of NY*          1.18    1.16    6.91    6.91    79.68
     RARB  Raritan Bancorp of Raritan NJ(8)*     1.71    1.65   13.67   13.53   176.53
     RELY  Reliance Bancorp, Inc. of NY          2.09    2.07   20.65   14.22   277.51
     RELI  Reliance Bancshares Inc of WI(8)      0.24    0.23    9.34    9.34    17.65
     RCBK  Richmond County Fin Corp of NY        0.27    0.73   12.48   12.44    64.06
     RIVR  River Valley Bancorp of IN            1.07    0.94   15.54   15.34   114.02
     RVSB  Riverview Bancorp of WA               0.72    0.68   10.02    9.71    43.42
     RSLN  Roslyn Bancorp, Inc. of NY*           1.11    1.06   14.36   14.29    93.07
     SCCB  S. Carolina Comm. Bnshrs of SC        0.70    0.70   16.23   16.23    82.74
     SFED  SFS Bancorp of Schenectady NY(8)      0.95    0.92   18.14   18.14   147.43
     SGVB  SGV Bancorp of W. Covina CA           0.78    0.76   13.93   13.76   204.14
     SISB  SIS Bancorp, Inc. of MA(8)*           1.68    2.09   18.34   18.34   256.82
     SWCB  Sandwich Bancorp of MA(8)*            2.45    2.32   21.81   21.20   259.92
     SKAN  Skaneateles Bancorp Inc of NY*        1.08    1.00   12.96   12.68   187.65
     SKBOD Skibo Fin Corp MHC of PA(45.0)        0.24    0.29    7.09    7.09    42.20
     SOBI  Sobieski Bancorp of S. Bend IN        0.71    0.69   16.84   16.84   121.07
     SFFS  Sound Bancorp MHC of NY (44.1)        0.63    0.63   10.02   10.02    52.59
     SSFC  South Street Fin. Corp. of NC*        0.22    0.22    7.37    7.37    43.56
     SBAN  SouthBanc Shares Inc. of SC           0.62    0.66   17.72   17.72    85.38
     SCBS  Southern Commun. Bncshrs of AL        0.75    0.75   10.36   10.36    59.74
     SMBC  Southern Missouri Bncrp of MO         0.72    0.75   16.25   16.25   105.07
     SVRN  Sovereign Bancorp, Inc. of PA         0.53    0.66    6.34    5.59   115.12
     STFR  St. Francis Cap. Corp. of WI          2.68    2.60   27.35   24.47   366.50

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

                                                       Exhibit IA (continued)
                                                Weekly Thrift Market Line - Part One
                                                    Prices As Of November 6, 1998




                                                  Market Capitalization                      Price Change Data
                                                 -----------------------      -----------------------------------------------
                                                                                 52 Week (1)              % Change From
                                                          Shares  Market      ---------------         -----------------------
                                                  Price/  Outst- Capital-                       Last     Last 52 Wks  Dec 31,
     Financial Institution                       Share(1) anding ization(9)     High     Low    Week     Week  Ago(2) 1997(2)
     ---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- --------
                                                    ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)
     NASDAQ Listed OTC Companies (continued)
     ---------------------------------------
     SPBC  St. Paul Bancorp, Inc. of IL            21.06  40,598   855.0        27.06   16.81   20.56    2.43  -13.83   -19.77
     SFFC  StateFed Financial Corp. of IA           9.50   1,566    14.9        15.00    9.00   11.88  -20.03  -29.63   -35.59
     SFIN  Statewide Fin. Corp. of NJ              16.25   4,397    71.5        26.69   15.25   15.50    4.84  -26.14   -32.29
     STSA  Sterling Financial Corp. of WA          17.25   7,606   131.2        27.63   14.00   16.38    5.31  -23.33   -20.69
     ROSE  T R Financial Corp. of NY*              33.25  17,630   586.2        44.75   19.88   32.75    1.53    0.76     0.00
     THRD  TF Financial Corp. of PA                19.75   3,192    63.0        30.00   16.13   18.50    6.76  -17.71   -34.17
     THTL  Thistle Group Holdings of PA             9.00   9,000    81.0        10.06    7.63    9.00    0.00  -10.00   -10.00
     TSBK  Timberland Bancorp of WA                14.00   6,282    87.9        18.50   10.75   13.38    4.63   40.00    40.00
     TRIC  Tri-County Bancorp of WY                12.50   1,167    14.6        16.50   11.25   12.75   -1.96  -11.54   -16.67
     TWIN  Twin City Bancorp, Inc. of TN           13.75   1,241    17.1        15.50   12.75   13.25    3.77   -3.51   -11.29
     USAB  USABancshares, Inc of PA*                7.63   2,002    15.3        13.31    6.19    7.25    5.24   21.50     1.73
     UCBC  Union Community Bancorp of IN           12.13   3,042    36.9        15.81   10.63   12.00    1.08   21.30   -17.09
     UCFC  United Community Fin. of OH             14.00  33,465   468.5        17.94   13.00   14.00    0.00   40.00    40.00
     UBMT  United Fin. Corp. of MT                 24.25   1,698    41.2        31.50   21.75   24.25    0.00    N.A.     N.A.
     UTBI  United Tenn. Bancshares of TN           12.38   1,455    18.0        16.00    9.88   11.63    6.45   23.80    23.80
     WHGB  WHG Bancshares of MD                    12.00   1,389    16.7        19.00   10.13   10.75   11.63  -22.88   -36.00
     WSFS  WSFS Financial Corp. of DE*             17.75  12,233   217.1        23.88   12.75   17.13    3.62   -2.10   -11.25
     WVFC  WVS Financial Corp. of PA               14.88   3,615    53.8        20.13   14.75   15.38   -3.25   -7.00   -15.60
     WRNB  Warren Bancorp of Peabody MA*            9.19   7,911    72.7        14.38    8.75    9.69   -5.16  -11.46   -20.09
     WSBI  Warwick Community Bncrp of NY*          14.38   6,607    95.0        18.00   10.38   12.75   12.78   43.80   -17.26
     WFSL  Washington Federal, Inc. of WA          26.75  51,446 1,376.2        30.13   22.25   26.69    0.22   -8.77    -6.40
     WAYN  Wayne Svgs Bks MHC of OH (48.2          21.25   2,487    25.4        30.00   17.00   18.25   16.44  -16.54   -19.39
     WCFB  Wbstr Cty FSB MHC of IA (45.6)          17.00   2,114    16.4        21.75   12.50   16.00    6.25  -17.07   -15.00
     WBST  Webster Financial Corp. of CT           27.88  37,943 1,057.9        36.25   18.88   24.69   12.92  -13.90   -16.15
     WEFC  Wells Fin. Corp. of Wells MN            16.75   1,652    27.7        22.00   15.25   16.50    1.52   -8.22    -6.32
     WEBK  West Essex MHC of NJ (42.2)             10.00   4,197    17.7        10.13    8.41    9.75    2.56    0.00     0.00
     WCBI  WestCo Bancorp, Inc. of IL(8)           34.00   2,405    81.8        34.00   26.00   32.25    5.43   23.64    24.77
     WSTR  WesterFed Fin. Corp. of MT              18.25   5,589   102.0        26.75   17.00   18.25    0.00  -23.58   -28.43
     WOFC  Western Ohio Fin. Corp. of OH           21.75   2,298    50.0        27.50   19.75   22.63   -3.89  -17.92   -19.08
     WEHO  Westwood Hmstd Fin Corp of OH           10.50   2,436    25.6        18.13   10.00   10.00    5.00  -35.38   -38.24
     FFWD  Wood Bancorp of OH                      13.25   2,669    35.4        27.00   12.25   13.00    1.92  -10.47   -29.52
     YFCB  Yonkers Fin. Corp. of NY                14.00   2,726    38.2        20.25   13.00   14.19   -1.34  -29.11   -27.27
     YFED  York Financial Corp. of PA              18.38   9,416   173.1        25.95   14.88   20.00   -8.10  -11.08   -25.04


                                                   Current Per Share Financials
                                               ----------------------------------------
                                                                        Tangible
                                               Trailing  12 Mo.   Book    Book
                                                12 Mo.   Core    Value/  Value/  Assets/
     Financial Institution                      EPS(3)   EPS(3)  Share  Share(4) Share
     ---------------------                     -------- ------- ------- ------- -------
                                                   ($)     ($)     ($)     ($)     ($)
     NASDAQ Listed OTC Companies (continued)
     ---------------------------------------
     SPBC  St. Paul Bancorp, Inc. of IL          1.22    1.17   10.79   10.75   112.44
     SFFC  StateFed Financial Corp. of IA        0.65    0.65   10.27   10.27    57.34
     SFIN  Statewide Fin. Corp. of NJ            1.21    1.16   14.51   14.49   149.34
     STSA  Sterling Financial Corp. of WA        0.92    1.32   14.72    6.49   273.76
     ROSE  T R Financial Corp. of NY*            2.36    1.98   15.10   15.10   237.29
     THRD  TF Financial Corp. of PA              1.23    1.10   16.46   14.08   218.09
     THTL  Thistle Group Holdings of PA          0.53    0.53   10.79   10.79    38.81
     TSBK  Timberland Bancorp of WA              0.71    0.66   13.55   13.55    41.88
     TRIC  Tri-County Bancorp of WY              0.79    0.75   12.44   12.44    74.31
     TWIN  Twin City Bancorp, Inc. of TN         0.89    0.72   11.29   11.29    89.13
     USAB  USABancshares, Inc of PA*             0.26    0.32    6.55    6.51    67.28
     UCBC  Union Community Bancorp of IN         0.47    0.47   14.22   14.22    35.53
     UCFC  United Community Fin. of OH           0.58    0.58   12.47   12.47    38.59
     UBMT  United Fin. Corp. of MT               1.35    1.32   17.83   17.23   120.93
     UTBI  United Tenn. Bancshares of TN         0.71    0.71   13.83   13.83    51.16
     WHGB  WHG Bancshares of MD                  0.46    0.46   14.52   14.52    95.01
     WSFS  WSFS Financial Corp. of DE*           1.42    1.37    7.77    7.74   130.44
     WVFC  WVS Financial Corp. of PA             0.97    1.05    9.12    9.12    82.17
     WRNB  Warren Bancorp of Peabody MA*         0.76    0.72    5.14    5.14    48.52
     WSBI  Warwick Community Bncrp of NY*        0.19    0.64   13.04   13.04    62.12
     WFSL  Washington Federal, Inc. of WA        2.17    2.10   14.91   13.87   109.57
     WAYN  Wayne Svgs Bks MHC of OH (48.2        0.73    0.66    9.94    9.94   104.30
     WCFB  Wbstr Cty FSB MHC of IA (45.6)        0.63    0.63   10.75   10.75    45.93
     WBST  Webster Financial Corp. of CT         1.58    1.61   14.91   12.78   241.51
     WEFC  Wells Fin. Corp. of Wells MN          1.46    1.33   15.25   15.25   112.52
     WEBK  West Essex MHC of NJ (42.2)           0.27    0.27   10.76   10.76    80.14
     WCBI  WestCo Bancorp, Inc. of IL(8)         1.87    1.86   19.95   19.95   132.43
     WSTR  WesterFed Fin. Corp. of MT            1.29    1.26   19.94   16.38   178.85
     WOFC  Western Ohio Fin. Corp. of OH         0.12    0.10   22.57   21.11   155.48
     WEHO  Westwood Hmstd Fin Corp of OH         0.41    0.57   10.21   10.21    52.33
     FFWD  Wood Bancorp of OH                    0.89    0.72    8.45    8.45    62.25
     YFCB  Yonkers Fin. Corp. of NY              1.09    0.99   15.17   15.17   147.31
     YFED  York Financial Corp. of PA            1.06    0.84   11.60   11.60   130.55

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
     1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

                                                             Exhibit IB
                                                Weekly Thrift Market Line - Part Two
                                                    Prices As Of November 6, 1998

                                                                    Key Financial Ratios                        Asset Quality Ratios
                                                   ----------------------------------------------------------   --------------------
                                                            Tang.     Reported Earnings       Core Earnings
                                                   Equity/ Equity/  ----------------------    --------------      NPAs   Resvs/
     Financial Institution                         Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs
     ---------------------                         ------- ------- ------- ------- -------    ------- -------    ------- -------
                                                      (%)     (%)     (%)     (%)     (%)        (%)     (%)        (%)     (%)
  Market Averages. SAIF-Insured Thrifts(no MHCs)
  ----------------------------------------------
     SAIF-Insured Thrifts(274)                      13.61    13.32    0.91    7.83    5.76       0.87    7.37       0.61  138.74
     NYSE Traded Companies(7)                        8.58     8.11    0.76   10.15    5.81       0.49    7.54       0.75  156.04
     AMEX Traded Companies(22)                      13.69    13.56    0.73    5.86    5.53       0.76    5.63       0.49  184.75
     NASDAQ Listed OTC Companies(245)               13.74    13.44    0.93    7.94    5.78       0.89    7.52       0.61  135.47
     California Companies(17)                        7.64     7.30    0.62    8.74    7.35       0.52    7.80       1.38   99.17
     Florida Companies(5)                           11.23    10.50    0.88    8.75    5.67       0.59    5.23       0.46  163.09
     Mid-Atlantic Companies(52)                     11.21    10.81    0.83    9.09    6.67       0.84    8.64       0.59  111.71
     Mid-West Companies(130)                        14.23    14.01    0.91    7.01    5.22       0.88    6.82       0.56  142.87
     New England Companies(7)                        7.46     7.15    0.72    9.97    7.06       0.62    8.45       0.66  132.66
     North-West Companies(11)                       17.27    16.48    1.16    8.38    5.59       1.04    7.63       0.37  233.88
     South-East Companies(41)                       17.24    17.07    1.09    8.20    5.47       1.04    7.73       0.63  151.21
     South-West Companies(6)                        11.02    10.92    0.69    7.19    6.48       0.65    6.88       0.52   72.35
     Western Companies (Excl CA)(5)                 16.85    16.35    0.99    6.29    5.89       0.97    6.16       0.35  144.03
     Thrift Strategy(233)                           14.60    14.36    0.92    7.33    5.64       0.89    7.01       0.57  141.71
     Mortgage Banker Strategy(24)                    7.61     6.85    0.73    9.57    4.77       0.66    8.95       0.73  129.21
     Real Estate Strategy(7)                         7.34     7.11    0.92   12.47    8.78       0.83   11.35       1.31  114.12
     Diversified Strategy(7)                         8.71     8.36    0.81   10.10    4.78       0.52    7.23       0.58  108.22
     Retail Banking Strategy(3)                      6.78     6.24    1.41   20.74   21.13       1.13   16.57       0.91   64.52
     Companies Issuing Dividends(231)               13.85    13.55    0.95    8.01    5.95       0.90    7.46       0.58  140.09
     Companies Without Dividends(43)                12.22    11.95    0.64    6.82    4.68       0.67    6.87       0.77  131.07
     Equity/Assets less than 6%(16)                  4.79     4.33    0.54   10.68    6.08       0.55   10.98       1.12  104.52
     Equity/Assets 6-12%(124)                        8.70     8.29    0.81    9.57    6.37       0.73    8.60       0.65  133.29
     Equity/Assets greater than 12%(134)            19.20    19.03    1.04    5.89    5.16       1.03    5.81       0.50  147.63
     Actively Traded Companies(28)                   8.94     8.40    0.90   10.70    5.41       0.91   11.31       0.78  137.64
     Market Value Below $20 Million(62)             14.62    14.52    0.84    6.05    6.01       0.78    5.48       0.67  135.86
     Holding Company Structure(247)                 13.60    13.31    0.90    7.75    5.71       0.87    7.36       0.62  135.05
     Assets Over $1 Billion(55)                      9.23     8.59    0.79   10.25    6.21       0.77    9.73       0.82  113.42
     Assets $500 Million-$1 Billion(37)             10.39     9.96    0.86    8.20    5.04       0.80    7.92       0.44  159.95
     Assets $250-$500 Million(63)                   13.85    13.56    0.94    8.23    6.36       0.91    7.68       0.57  160.18
     Assets less than $250 Million(119)             16.57    16.48    0.96    6.37    5.48       0.91    5.93       0.58  133.97
     Goodwill Companies(112)                        10.68     9.99    0.84    9.25    6.21       0.79    8.56       0.66  131.81
     Non-Goodwill Companies(160)                    15.73    15.73    0.95    6.74    5.44       0.91    6.47       0.56  144.83
     Acquirors of FSLIC Cases(7)                     9.57     8.97    1.28   14.56   11.48       1.22   13.98       0.78   62.20


                                               Asset Quality            Pricing Ratios                      Dividend Data(6)
                                                 Ratios      -----------------------------------------      -----------------------
                                               ------------                           Price/  Price/        Ind.   Divi-
                                                  Resvs/      Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
     Financial Institution                         Loans     Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
     ---------------------                       -------     ------- ------- ------- ------- -------      ------- ------- -------
                                                    (%)         (X)     (%)     (%)     (%)     (x)          ($)     (%)     (%)
  Market Averages. SAIF-Insured Thrifts(no MHCs)
  ----------------------------------------------
     SAIF-Insured Thrifts(274)                      0.79      17.18  126.77   15.86  132.42   17.93         0.33    2.04   32.76
     NYSE Traded Companies(7)                       1.38      17.96  151.15   13.09  161.05   13.96         0.21    0.87   19.42
     AMEX Traded Companies(22)                      0.78      16.73  102.79   13.76  104.23   18.54         0.33    2.26   32.93
     NASDAQ Listed OTC Companies(245)               0.77      17.21  128.25   16.12  134.16   17.96         0.34    2.05   33.15
     California Companies(17)                       1.28      14.26  112.42    8.58  118.59   13.01         0.15    0.74   15.98
     Florida Companies(5)                           0.95      16.64  130.59   15.36  145.27   20.99         0.14    1.13   18.47
     Mid-Atlantic Companies(52)                     0.91      16.07  126.24   13.27  134.70   17.64         0.32    1.92   31.64
     Mid-West Companies(130)                        0.66      17.63  126.28   16.52  129.64   18.20         0.35    2.15   33.40
     New England Companies(7)                       1.02      14.44  136.04    9.88  144.02   17.62         0.39    2.17   30.27
     North-West Companies(11)                       0.80      18.62  136.18   20.60  156.18   19.45         0.32    1.74   31.76
     South-East Companies(41)                       0.77      18.57  136.71   20.16  140.71   18.98         0.39    2.39   39.53
     South-West Companies(6)                        0.56      16.05  101.85   10.68  105.41   12.80         0.26    1.83   28.50
     Western Companies (Excl CA)(5)                 0.90      17.23  100.27   16.72  105.20   17.55         0.56    3.38   58.51
     Thrift Strategy(233)                           0.73      17.47  121.00   16.43  124.97   18.07         0.35    2.15   34.34
     Mortgage Banker Strategy(24)                   0.97      16.42  163.64   12.50  186.07   19.40         0.26    1.37   25.53
     Real Estate Strategy(7)                        1.62      11.63  137.49   10.25  140.29   12.52         0.18    0.91   11.58
     Diversified Strategy(7)                        1.08      20.45  193.08   16.46  202.43   18.54         0.40    1.99   40.52
     Retail Banking Strategy(3)                     0.63       7.61  122.98    7.77  132.91    9.45         0.23    1.50    8.84
     Companies Issuing Dividends(231)               0.75      17.22  128.10   16.28  133.50   18.06         0.39    2.39   38.28
     Companies Without Dividends(43)                0.98      16.94  119.06   13.44  126.18   16.97         0.00    0.00    0.00
     Equity/Assets less than 6%(16)                 0.95      13.82  160.96    7.92  179.34   13.47         0.15    0.71   10.08
     Equity/Assets 6-12%(124)                       0.87      15.45  142.23   12.14  150.78   17.18         0.32    1.81   27.77
     Equity/Assets greater than 12%(134)            0.69      19.16  108.39   20.24  109.84   19.15         0.37    2.42   40.77
     Actively Traded Companies(28)                  0.92      16.77  167.37   14.58  183.49   16.56         0.44    1.94   33.41
     Market Value Below $20 Million(62)             0.66      17.60  101.66   14.31  102.32   18.82         0.31    2.41   38.03
     Holding Company Structure(247)                 0.77      17.29  127.34   15.92  133.06   17.92         0.34    2.07   33.24
     Assets Over $1 Billion(55)                     0.98      16.35  151.93   13.39  167.96   17.18         0.31    1.51   25.44
     Assets $500 Million-$1 Billion(37)             0.85      15.48  144.07   14.07  152.39   17.55         0.37    1.91   30.33
     Assets $250-$500 Million(63)                   0.78      16.44  122.09   16.20  125.70   16.88         0.32    1.84   30.04
     Assets less than $250 Million(119)             0.67      18.45  111.68   17.42  112.55   18.92         0.34    2.43   38.87
     Goodwill Companies(112)                        0.90      16.58  137.60   13.75  150.85   17.48         0.33    1.82   28.41
     Non-Goodwill Companies(160)                    0.70      17.64  117.42   17.24  117.42   18.29         0.34    2.20   35.91
     Acquirors of FSLIC Cases(7)                    0.62      13.22  144.71   14.00  155.21   12.80         0.47    1.99   24.69

(1)  Average of high/low or bid/ask price per share.
(2) Or since offering price if converted or first listed in 1994 or 1995. Percent change figures are actual year-to-date and are not annualized
(3) EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.
(4)  Excludes intangibles (such as goodwill, value of core deposits, etc.).
(5) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances; ROI (return on investment) is current EPS divided by current price.
(6)  Annualized, based on last regular quarterly cash dividend announcement.
(7)  Indicated dividend as a percent of trailing twelve month earnings.

(8) Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.

*    All thrifts  are SAIF  insured  unless  otherwise  noted with an  asterisk.
     Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

Source: Corporate reports and offering circulars for publicly traded companies, and RP Financial, Inc. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

     Copyright (c) 1997 by RP Financial, LC.

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

                                                       Exhibit IB (continued)
                                                Weekly Thrift Market Line - Part Two
                                                    Prices As Of November 6, 1998

                                                                   Key Financial Ratios                         Asset Quality Ratios
                                                  ----------------------------------------------------------  ----------------------
                                                          Tang.     Reported Earnings       Core Earnings
                                                 Equity/ Equity/ -----------------------    ---------------    NPAs   Resvs/  Resvs/
   Financial Institution                         Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)   Assets   NPAs    Loans
   ---------------------                         ------- ------- ------- ------- -------    ------- -------  ------- ------- -------
                                                    (%)     (%)     (%)     (%)     (%)        (%)     (%)      (%)     (%)     (%)
   Market Averages. BIF-Insured Thrifts(no MHCs)
   ---------------------------------------------
   BIF-Insured Thrifts(56)                        11.89    11.51    1.06   10.58    6.78       1.06    9.98     0.57  194.30    1.25
   NYSE Traded Companies(5)                       17.61    15.76    1.39    9.67    5.37       1.49    8.93     1.08   83.51    0.90
   AMEX Traded Companies(5)                       11.63    11.34    1.09   10.80    7.75       1.01    9.63     0.83  136.15    1.17
   NASDAQ Listed OTC Companies(46)                11.23    11.01    1.02   10.67    6.84       1.01   10.15     0.49  214.78    1.31
   California Companies(1)                        10.43    10.41    1.43   13.81   11.01       1.43   13.81     0.00    0.00    1.90
   Mid-Atlantic Companies(21)                     14.39    13.80    0.96    8.27    5.06       1.07    8.37     0.79  128.74    1.13
   New England Companies(29)                       9.81     9.52    1.13   12.72    7.89       1.03   11.38     0.48  252.40    1.41
   North-West Companies(2)                        11.26    11.26    1.31   12.46    8.83       1.24   11.32     0.04    0.00    1.13
   South-East Companies(3)                        15.00    14.84    0.77    4.38    5.37       0.98    5.79     0.32  159.18    0.52
   Thrift Strategy(44)                            12.82    12.49    1.04    9.69    6.49       1.06    9.24     0.58  190.81    1.19
   Mortgage Banker Strategy(6)                     8.55     8.09    1.07   13.24    7.90       0.91   10.77     0.33  264.90    1.15
   Real Estate Strategy(2)                        10.51    10.50    1.52   14.41    9.64       1.48   14.02     0.90  116.78    1.73
   Diversified Strategy(4)                         7.03     5.93    0.97   14.59    6.59       1.04   15.46     0.85  151.28    1.98
   Companies Issuing Dividends(48)                11.26    10.99    1.05   10.82    6.75       1.04   10.04     0.49  195.04    1.23
   Companies Without Dividends(8)                 15.26    14.31    1.09    9.31    6.96       1.17    9.64     1.02  190.72    1.39
   Equity/Assets less than 6%(3)                   5.08     5.02    1.00   19.27    8.26       0.78   14.33     0.94  113.96    1.66
   Equity/Assets 6-12%(35)                         8.73     8.39    1.03   11.90    7.32       0.96   10.93     0.55  200.35    1.36
   Equity/Assets greater than 12%(18)             18.85    18.34    1.12    6.66    5.55       1.29    7.46     0.57  194.57    0.97
   Converted Last 3 Mths (no MHC)(1)              27.23    27.23    0.47    1.74    2.63       1.06    3.91     1.28   74.83    1.43
   Actively Traded Companies(14)                  10.45     9.99    1.36   13.70    8.36       1.28   12.12     0.39  221.94    1.07
   Market Value Below $20 Million(6)               8.88     8.68    0.75    8.16    7.36       0.78    8.47     0.76  231.68    1.21
   Holding Company Structure(43)                  12.62    12.38    1.05    9.84    6.46       1.08    9.54     0.48  212.59    1.26
   Assets Over $1 Billion(16)                     11.26    10.27    1.22   12.15    6.44       1.25   11.79     0.63  181.05    1.25
   Assets $500 Million-$1 Billion(11)              9.34     9.20    1.06   12.24    7.36       0.94   10.09     0.48  219.98    1.34
   Assets $250-$500 Million(15)                   12.82    12.70    1.09   10.61    7.40       1.10    9.96     0.62  172.92    1.49
   Assets less than $250 Million(14)              13.09    12.97    0.86    7.93    6.21       0.89    7.98     0.52  218.08    0.95
   Goodwill Companies(28)                         10.21     9.40    0.99   11.09    7.01       0.95    9.99     0.75  162.48    1.25
   Non-Goodwill Companies(28)                     13.39    13.39    1.12   10.13    6.58       1.16    9.97     0.43  224.61    1.25


                                                                  Pricing Ratios                      Dividend Data(6)
                                                    ----------------------------------------      -----------------------
                                                                             Price/  Price/        Ind.   Divi-
                                                     Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
   Financial Institution                            Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
   ---------------------                            ------- ------- ------- ------- -------      ------- ------- -------
                                                       (X)     (%)     (%)     (%)     (x)          ($)     (%)     (%)
   Market Averages. BIF-Insured Thrifts(no MHCs)
   ---------------------------------------------
   BIF-Insured Thrifts(56)                            14.83  142.25   15.87  146.71   16.41         0.38    1.97   29.45
   NYSE Traded Companies(5)                           18.18  156.94   24.79  159.94   19.33         0.42    1.07   20.54
   AMEX Traded Companies(5)                           13.53  129.96   13.97  134.27   15.95         0.41    2.43   32.02
   NASDAQ Listed OTC Companies(46)                    14.64  141.95   15.01  146.94   16.17         0.37    2.02   30.27
   California Companies(1)                             9.08  117.43   12.25  117.68    9.08         0.00    0.00    0.00
   Mid-Atlantic Companies(21)                         17.84  135.12   18.75  136.56   19.50         0.36    1.48   29.40
   New England Companies(29)                          13.70  152.90   14.02  159.96   15.22         0.40    2.16   29.31
   North-West Companies(2)                            11.37  138.46   14.74  138.46   12.32         0.32    2.39   27.80
   South-East Companies(3)                            14.84  103.47   15.61  104.53   11.25         0.41    3.75   48.21
   Thrift Strategy(44)                                15.20  133.60   16.36  134.27   17.10         0.39    2.02   30.59
   Mortgage Banker Strategy(6)                        13.01  166.16   13.57  180.30   13.97         0.33    1.63   21.23
   Real Estate Strategy(2)                            10.59  148.11   15.60  148.24   10.92         0.18    1.96   23.68
   Diversified Strategy(4)                            17.05  202.95   14.08  236.05   15.45         0.37    2.02   35.35
   Companies Issuing Dividends(48)                    14.34  147.79   15.81  154.24   16.34         0.45    2.33   35.20
   Companies Without Dividends(8)                     17.46  113.12   16.17  101.50   16.80         0.00    0.00    0.00
   Equity/Assets less than 6%(3)                      12.13  219.59   11.21  223.06   13.20         0.35    1.87   22.93
   Equity/Assets 6-12%(35)                            14.49  152.29   13.88  160.77   15.80         0.42    2.11   31.13
   Equity/Assets greater than 12%(18)                 16.34  110.87   20.32  106.03   17.96         0.30    1.72   27.31
   Converted Last 3 Mths (no MHC)(1)                   0.00   66.25   18.04   66.25   16.96         0.00    0.00    0.00
   Actively Traded Companies(14)                      13.01  159.71   15.63  173.03   12.95         0.55    2.36   31.36
   Market Value Below $20 Million(6)                  15.35  109.49    9.61  113.59   14.16         0.23    1.62   21.68
   Holding Company Structure(43)                      15.23  137.92   16.46  143.41   17.01         0.40    2.07   32.38
   Assets Over $1 Billion(16)                         16.43  169.66   19.25  182.13   16.79         0.48    1.80   31.70
   Assets $500 Million-$1 Billion(11)                 12.70  155.93   13.58  159.82   16.20         0.54    2.64   37.47
   Assets $250-$500 Million(15)                       13.08  130.94   15.18  132.74   15.66         0.27    1.87   24.92
   Assets less than $250 Million(14)                  15.96  118.31   14.25  120.30   16.94         0.28    1.87   26.46
   Goodwill Companies(28)                             15.27  149.52   14.27  159.34   16.09         0.36    1.82   26.96
   Non-Goodwill Companies(28)                         14.37  135.53   17.29  135.53   16.69         0.39    2.10   31.85


(1)  Average of high/low or bid/ask price per share.
(2) Or since offering price if converted or first listed in 1994 or 1995. Percent change figures are actual year-to-date and are not annualized
(3) EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.
(4)  Excludes intangibles (such as goodwill, value of core deposits, etc.).
(5) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances; ROI (return on investment) is current EPS divided by current price.
(6)  Annualized, based on last regular quarterly cash dividend announcement.
(7)  Indicated dividend as a percent of trailing twelve month earnings.
(8) Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.

*    All thrifts  are SAIF  insured  unless  otherwise  noted with an  asterisk.
     Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

Source: Corporate reports and offering circulars for publicly traded companies, and RP Financial, Inc. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

     Copyright (c) 1997 by RP Financial, LC.

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

                                                       Exhibit IB (continued)
                                                Weekly Thrift Market Line - Part Two
                                                    Prices As Of November 6, 1998

                                                                Key Financial Ratios                           Asset Quality Ratios
                                               ----------------------------------------------------------    -----------------------
                                                        Tang.     Reported Earnings       Core Earnings
                                               Equity/ Equity/  ----------------------    ---------------      NPAs   Resvs/  Resvs/
     Financial Institution                     Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans
     ---------------------                     ------- ------- ------- ------- -------    ------- -------    ------- ------- -------
                                                  (%)     (%)     (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)
     Market Averages. MHC Institutions
     ---------------------------------
     SAIF-Insured Thrifts(21)                   14.35    14.25    0.82    6.20    3.71       0.78    5.70       0.54  136.51    0.87
     BIF-Insured Thrifts(3)                     13.01    11.94    0.89    8.23    4.48       0.80    6.93       0.75  136.84    1.13
     NASDAQ Listed OTC Companies(24)            14.16    13.92    0.83    6.49    3.82       0.78    5.88       0.57  136.56    0.91
     Florida Companies(2)                        6.15     5.98    0.65    8.98    5.00       0.52    7.18       0.27   78.51    0.34
     Mid-Atlantic Companies(14)                 13.23    12.99    0.72    5.77    3.71       0.72    5.63       0.63   91.52    0.87
     Mid-West Companies(5)                      14.58    14.58    0.89    6.29    3.64       0.79    5.33       0.43  297.10    0.54
     New England Companies(2)                   20.95    20.22    1.65   10.89    5.03       1.36    8.03       0.46  322.57    2.02
     South-East Companies(1)                    20.28    20.28    0.73    5.92    2.29       0.66    5.39       0.50  132.06    0.96
     Thrift Strategy(22)                        14.76    14.61    0.81    5.95    3.74       0.80    5.70       0.56  138.46    0.87
     Mortgage Banker Strategy(1)                 7.93     7.20    0.80    9.83    3.16       0.57    7.05       0.65   60.95    0.96
     Diversified Strategy(1)                     8.91     7.46    1.22   13.50    5.86       0.73    8.08       0.59  177.88    1.64
     Companies Issuing Dividends(20)            13.81    13.52    0.86    6.96    3.75       0.79    6.20       0.56  152.21    0.92
     Companies Without Dividends(4)             15.63    15.63    0.73    4.50    4.09       0.73    4.50       0.59   73.94    0.84
     Equity/Assets 6-12%(12)                     9.44     8.95    0.73    7.74    4.08       0.59    6.26       0.69   83.98    0.81
     Equity/Assets greater than 12%(12)         18.44    18.44    0.93    5.36    3.58       0.95    5.52       0.47  179.58    0.99
     Holding Company Structure(5)               14.49    14.14    0.78    5.85    4.22       0.82    6.01       0.64   96.29    0.66
     Assets Over $1 Billion(5)                   9.94     9.30    0.86    9.47    4.08       0.75    7.92       0.46  126.66    0.96
     Assets $500 Million-$1 Billion(3)          32.99    32.99    2.07    8.28    4.20       2.00    7.97       0.33  467.25    2.39
     Assets $250-$500 Million(7)                13.36    13.36    0.76    5.65    3.88       0.74    5.41       0.70   64.94    0.78
     Assets less than $250 Million(9)           15.13    14.92    0.73    5.14    3.55       0.69    4.75       0.57  155.13    0.80
     Goodwill Companies(8)                      10.44     9.73    0.78    8.03    4.14       0.64    6.43       0.70   87.04    0.94
     Non-Goodwill Companies(15)                 15.78    15.78    0.83    5.68    3.46       0.83    5.55       0.50  170.80    0.90
     MHC Institutions(24)                       14.16    13.92    0.83    6.49    3.82       0.78    5.88       0.57  136.56    0.91
     MHC Converted Last 3 Months(2)             16.24    16.24    0.77    4.40    4.50       0.77    4.40       0.81   63.36    1.19

                                                             Pricing Ratios                      Dividend Data(6)
                                                 -----------------------------------------      -----------------------
                                                                         Price/  Price/        Ind.   Divi-
                                                 Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
     Financial Institution                      Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
     ---------------------                      ------- ------- ------- ------- -------      ------- ------- -------
                                                   (X)     (%)     (%)     (%)     (x)          ($)     (%)     (%)
     Market Averages. MHC Institutions
     ---------------------------------
     SAIF-Insured Thrifts(21)                     24.62  159.95   21.62  163.51   24.71         0.30    1.92   34.20
     BIF-Insured Thrifts(3)                       18.67  156.03   19.17  176.95   25.89         0.41    2.05   44.28
     NASDAQ Listed OTC Companies(24)              23.83  159.39   21.27  165.43   24.97         0.32    1.94   36.21
     Florida Companies(2)                         20.00  173.19   10.65  178.29   25.00         1.00    4.35    0.00
     Mid-Atlantic Companies(14)                   23.78  154.04   19.17  159.79   24.43         0.19    1.44   29.98
     Mid-West Companies(5)                        27.53  170.91   24.20  170.91   26.98         0.57    3.30   60.00
     New England Companies(2)                     20.45  173.35   31.50  194.03   26.63         0.56    2.41   46.41
     South-East Companies(1)                       0.00  157.99   32.05  157.99    0.00         0.20    1.39   60.61
     Thrift Strategy(22)                          24.31  149.34   21.27  152.26   24.69         0.29    1.90   34.35
     Mortgage Banker Strategy(1)                   0.00  296.46   23.52  326.51    0.00         0.22    1.31   41.51
     Diversified Strategy(1)                      17.07  213.32   19.01  254.69   28.50         0.92    3.23   55.09
     Companies Issuing Dividends(20)              23.93  170.82   22.19  178.29   25.38         0.39    2.39   49.38
     Companies Without Dividends(4)               23.45  110.80   17.36  110.80   23.45         0.00    0.00    0.00
     Equity/Assets 6-12%(12)                      23.45  185.77   16.89  198.46   25.18         0.43    2.46   50.94
     Equity/Assets greater than 12%(12)           24.26  135.41   25.24  135.41   24.81         0.21    1.46   23.33
     Holding Company Structure(5)                 22.90  135.93   18.64  140.21   22.85         0.19    1.17   19.43
     Assets Over $1 Billion(5)                    21.24  214.19   19.76  235.30   26.52         0.48    2.26   43.04
     Assets $500 Million-$1 Billion(3)            23.83  133.37   43.99  133.37   24.76         0.20    1.58   37.74
     Assets $250-$500 Million(7)                  23.86  147.77   18.73  147.77   22.54         0.25    1.63   15.00
     Assets less than $250 Million(9)             25.11  138.56   21.59  141.24   25.71         0.29    2.05   45.55
     Goodwill Companies(8)                        22.43  185.43   17.87  203.56   26.56         0.36    1.73   28.32
     Non-Goodwill Companies(15)                   25.49  149.95   23.27  149.95   25.11         0.32    2.20   46.66
     MHC Institutions(24)                         23.83  159.39   21.27  165.43   24.97         0.32    1.94   36.21
     MHC Converted Last 3 Months(2)               15.87   96.37   15.75   96.37   15.87         0.00    0.00    0.00

(1)  Average of high/low or bid/ask price per share.
(2) Or since offering price if converted or first listed in 1994 or 1995. Percent change figures are actual year-to-date and are not annualized
(3) EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.
(4)  Excludes intangibles (such as goodwill, value of core deposits, etc.).
(5) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances; ROI (return on investment) is current EPS divided by current price.
(6)  Annualized, based on last regular quarterly cash dividend announcement.
(7)  Indicated dividend as a percent of trailing twelve month earnings.
(8) Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.

*    All thrifts  are SAIF  insured  unless  otherwise  noted with an  asterisk.
     Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

Source: Corporate reports and offering circulars for publicly traded companies, and RP Financial, Inc. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

     Copyright (c) 1997 by RP Financial, LC.

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

                                                       Exhibit IB (continued)
                                                Weekly Thrift Market Line - Part Two
                                                    Prices As Of November 6, 1998

                                                                 Key Financial Ratios                          Asset Quality Ratios
                                               ----------------------------------------------------------    -----------------------
                                                        Tang.     Reported Earnings        Core Earnings
                                               Equity/ Equity/  ----------------------    ---------------      NPAs   Resvs/  Resvs/
     Financial Institution                     Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans
     ---------------------                     ------- ------- ------- ------- -------    ------- -------    ------- ------- -------
                                                  (%)     (%)     (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)
     NYSE Traded Companies
     ---------------------
     BYS   Bay State Bancorp of MA*             20.71    20.71    0.92    4.44    4.31       0.92    4.44       0.56  150.03    0.99
     CFB   Commercial Federal Corp. of NE        8.24     6.58    0.69    9.70    4.23       0.94   13.27       0.77   85.15    0.83
     DME   Dime Bancorp, Inc. of NY*             6.31     5.21    0.93   15.56    6.56       0.41    6.90       0.97   54.49    0.69
     DSL   Downey Financial Corp. of CA          7.87     7.79    0.98   13.22    7.92       1.01   13.67       0.75   70.52    0.58
     FED   FirstFed Fin. Corp. of CA             6.53     6.49    0.80   13.92    8.24       0.74   12.91       0.73  312.44    2.92
     GSB   Golden State Bancorp of CA(8)         6.20     5.20    0.81   13.04    5.85       0.85   13.73       0.68  162.74    1.78
     GDW   Golden West Fin. Corp. of CA          7.58     7.58    1.06   14.87    7.69       1.04   14.60        NA      NA     0.86
     GPT   GreenPoint Fin. Corp. of NY*         13.16     5.65    1.16   11.12    4.37       1.19   11.40       2.27   36.31    1.11
     JSB   JSB Financial, Inc. of NY*           24.31    24.31    2.92   12.14    8.77       3.28   13.64        NA      NA     0.52
     OCN   Ocwen Financial Corp. of FL          12.19    11.15    0.87    6.99    3.27       0.08    0.62        NA      NA     1.50
     SIB   Staten Island Bancorp of NY*         23.55    22.95    1.02    5.10    2.84       1.65    8.29       0.53   93.20    1.20
     WES   Westcorp Inc. of Orange CA            9.07     9.05    0.20    2.19    3.53      -0.89   -9.85        NA      NA     1.57

     AMEX Traded Companies
     ---------------------
     ANA   Acadiana Bancshares, Inc of LA       14.72    14.72    1.04    6.50    7.09       0.98    6.09        NA      NA      NA
     ANE   Alliance Bncp of New Eng of CT*       6.90     6.75    0.99   13.13    8.31       0.56    7.48       0.44  276.36    1.76
     BKC   American Bank of Waterbury CT*        9.48     9.24    1.61   17.87   10.05       1.40   15.52       1.45   71.20    1.73
     BFD   BostonFed Bancorp of MA               7.80     7.53    0.71    8.64    7.14       0.57    6.89        NA      NA     0.86
     CNY   Carver Bancorp, Inc. of NY            8.40     8.12    0.25    3.02    4.97       0.22    2.63        NA      NA     1.26
     CBK   Citizens First Fin.Corp. of IL       13.95    13.95    0.71    5.12    5.18       0.40    2.89       0.67   54.73    0.45
     EFC   EFC Bancorp Inc of IL                23.66    23.66   -0.78   -5.19   -3.93       0.94    6.26       0.53   57.48    0.42
     EBI   Equality Bancorp, Inc. of MO          9.27     9.27    0.49    5.35    4.19      -0.11   -1.18        NA      NA      NA
     ESX   Essex Bancorp of Norfolk VA(8)        0.02    -0.04   -0.24     NM   -23.40      -0.24     NM        1.26   76.64    1.11
     FCB   Falmouth Bancorp, Inc. of MA*        19.71    19.71    1.13    5.09    5.42       0.82    3.70        NA      NA     0.67
     FAB   FirstFed America Bancorp of MA        8.60     8.60    0.56    5.53    5.73       0.45    4.44       0.27  324.40    1.33
     GAF   GA Financial Corp. of PA             13.48    13.36    1.06    7.57    7.50       1.04    7.44       0.23   79.89    0.47
     HBS   Haywood Bancshares, Inc. of NC*      14.57    14.11    0.92    6.39    6.49       1.45   10.05       0.60   82.40    0.66
     KNK   Kankakee Bancorp, Inc. of IL          9.84     8.44    0.71    6.89    7.50       0.68    6.57       0.97   61.91    0.98
     KYF   Kentucky First Bancorp of KY         17.56    17.56    1.08    6.34    5.69       1.06    6.25       0.17  272.34    0.78
     NBN   Northeast Bancorp of ME*              7.48     6.89    0.83   11.52    8.47       0.82   11.39       0.81  114.63    1.05
     NEP   Northeast PA Fin. Corp of PA         17.78    17.78   -0.28   -1.52   -1.60       0.63    3.42       0.23  182.16    0.72
     PDB   Piedmont Bancorp, Inc. of NC         16.56    16.56    1.28    7.79    6.73       1.23    7.54       0.68  116.45    0.97
     SSB   Scotland Bancorp, Inc. of NC(8)      24.95    24.95    1.33    4.93    3.91       1.33    4.93        NA      NA     0.57
     SZB   SouthFirst Bancshares of AL           9.94     9.70    0.47    4.21    4.13       0.42    3.76       1.56   29.78    0.75
     SRN   Southern Banc Company of AL          17.67    17.54    0.51    2.96    3.45       0.51    2.96       0.01  690.91    0.18
     SSM   Stone Street Bancorp of NC           27.32    27.32    1.39    4.89    5.33       1.39    4.89       0.03     NA     0.64
     TSH   Teche Holding Company of LA          13.84    13.84    0.94    6.94    8.41       0.93    6.83        NA      NA     1.01
     FTF   Texarkana Fst. Fin. Corp of AR       14.47    14.47    1.79   11.92    8.57       1.73   11.56       0.18  287.39    0.64
     THR   Three Rivers Fin. Corp. of MI        12.83    12.79    0.85    6.31    6.49       0.77    5.71       0.83   59.56    0.78
     WSB   Washington SB, FSB of MD              8.76     8.76    0.66    7.69    9.41       0.46    5.38        NA      NA     0.99
     WFI   Winton Financial Corp. of OH          7.27     7.14    1.19   16.33    8.56       0.90   12.33        NA      NA      NA

     NASDAQ Listed OTC Companies
     ---------------------------
     FBCV  1st Bancorp of Vincennes IN(8)        9.10     8.94    0.73    8.09    4.46       0.49    5.47       1.89   30.48    0.77
     FBER  1st Bergen Bancorp of NJ(8)          11.88    11.88    0.72    5.76    3.69       0.72    5.76       0.87  121.69    2.43
     AFED  AFSALA Bancorp, Inc. of NY(8)        11.40    11.40    0.62    5.01    4.34       0.68    5.47       0.33  205.73    1.42
     ALBK  ALBANK Fin. Corp. of Albany NY(8)     9.46     7.60    1.14   12.53    5.27       1.14   12.49       0.78   93.99    1.05
     AMFC  AMB Financial Corp. of IN            11.19    11.19    0.30    2.25    2.64       0.56    4.19       0.28  149.09    0.53
     ASBP  ASB Financial Corp. of OH            12.45    12.45    0.94    6.35    5.47       0.93    6.26       0.34  191.18    0.98
     ABBK  Abington Bancorp of MA*               6.37     5.81    0.86   12.84    8.13       0.65    9.73       0.14  353.60    0.77
     AABC  Access Anytime Bancorp of NM          7.96     7.96    0.25    3.06    3.07       0.13    1.60       0.34  120.10    0.58
     AFBC  Advance Fin. Bancorp of WV           13.07    13.07    0.78    5.32    5.70       0.67    4.61       0.47   88.35    0.49


                                                               Pricing Ratios                      Dividend Data(6)
                                                  -----------------------------------------      -----------------------
                                                                          Price/  Price/        Ind.   Divi-
                                                  Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
     Financial Institution                       Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
     ---------------------                       ------- ------- ------- ------- -------      ------- ------- -------
                                                    (X)     (%)     (%)     (%)     (x)          ($)     (%)     (%)
     NYSE Traded Companies
     ---------------------
     BYS   Bay State Bancorp of MA*                23.22  103.04   21.34  103.04   23.22         0.00    0.00    0.00
     CFB   Commercial Federal Corp. of NE          23.66  153.37   12.64  191.97   17.31         0.22    0.95   22.45
     DME   Dime Bancorp, Inc. of NY*               15.23  224.16   14.14  271.36     NM          0.20    0.75   11.36
     DSL   Downey Financial Corp. of CA            12.63  157.14   12.36  158.80   12.20         0.32    1.25   15.76
     FED   FirstFed Fin. Corp. of CA               12.13  156.40   10.21  157.20   13.08         0.00    0.00    0.00
     GSB   Golden State Bancorp of CA(8)           17.11  223.11   13.84  266.03   16.25         0.00    0.00    0.00
     GDW   Golden West Fin. Corp. of CA            13.01  181.29   13.75  181.29   13.24         0.50    0.53    6.87
     GPT   GreenPoint Fin. Corp. of NY*            22.86  195.38   25.72     NM    22.31         0.00    0.00    0.00
     JSB   JSB Financial, Inc. of NY*              11.41  137.08   33.32  137.08   10.15         1.60    3.00   34.19
     OCN   Ocwen Financial Corp. of FL               NM   195.59   23.85  213.84     NM          0.00    0.00    0.00
     SIB   Staten Island Bancorp of NY*              NM   125.02   29.44  128.27   21.64         0.32    1.63   57.14
     WES   Westcorp Inc. of Orange CA              28.36   63.07    5.72   63.22     NM          0.20    2.52   71.43

     AMEX Traded Companies
     ---------------------
     ANA   Acadiana Bancshares, Inc of LA          14.10   94.44   13.90   94.44   15.03         0.44    2.42   34.11
     ANE   Alliance Bncp of New Eng of CT*         12.04  169.70   11.71  173.58   21.11         0.20    1.55   18.69
     BKC   American Bank of Waterbury CT*           9.95  168.32   15.96  172.82   11.46         0.80    3.64   36.20
     BFD   BostonFed Bancorp of MA                 14.01  121.13    9.45  125.54   17.58         0.40    2.15   30.08
     CNY   Carver Bancorp, Inc. of NY              20.11   59.64    5.01   61.67   23.13         0.00    0.00    0.00
     CBK   Citizens First Fin.Corp. of IL          19.31   97.04   13.53   97.04     NM          0.00    0.00    0.00
     EFC   EFC Bancorp Inc of IL                     NM    89.09   21.08   89.09   21.11         0.00    0.00     NM
     EBI   Equality Bancorp, Inc. of MO            23.88  114.81   10.65  114.81     NM          0.24    2.01   48.00
     ESX   Essex Bancorp of Norfolk VA(8)            NM      NM     0.93     NM      NM          0.00    0.00     NM
     FCB   Falmouth Bancorp, Inc. of MA*           18.45   97.73   19.27   97.73   25.41         0.24    1.55   28.57
     FAB   FirstFed America Bancorp of MA          17.44  106.01    9.12  106.01   21.74         0.20    1.33   23.26
     GAF   GA Financial Corp. of PA                13.33  103.56   13.96  104.44   13.56         0.56    3.50   46.67
     HBS   Haywood Bancshares, Inc. of NC*         15.40   97.57   14.21  100.76    9.80         0.60    3.48   53.57
     KNK   Kankakee Bancorp, Inc. of IL            13.33   89.50    8.81  104.42   13.98         0.48    1.85   24.62
     KYF   Kentucky First Bancorp of KY            17.57  111.97   19.66  111.97   17.81         0.50    3.85   67.57
     NBN   Northeast Bancorp of ME*                11.81  116.47    8.71  126.47   11.94         0.21    1.95   23.08
     NEP   Northeast PA Fin. Corp of PA              NM    94.55   16.81   94.55   27.78         0.00    0.00     NM
     PDB   Piedmont Bancorp, Inc. of NC            14.85  112.69   18.66  112.69   15.36         0.48    5.30     NM
     SSB   Scotland Bancorp, Inc. of NC(8)         25.57  141.33   35.26  141.33   25.57         0.20    1.78   45.45
     SZB   SouthFirst Bancshares of AL             24.24   95.52    9.49   97.92   27.12         0.60    3.75     NM
     SRN   Southern Banc Company of AL             28.98   84.44   14.92   85.06   28.98         0.35    2.75     NM
     SSM   Stone Street Bancorp of NC              18.76   92.43   25.25   92.43   18.76         0.46    2.99   56.10
     TSH   Teche Holding Company of LA             11.90   79.99   11.07   79.99   12.09         0.50    3.39   40.32
     FTF   Texarkana Fst. Fin. Corp of AR          11.68  140.59   20.35  140.59   12.04         0.64    2.78   32.49
     THR   Three Rivers Fin. Corp. of MI           15.40   99.39   12.75   99.73   17.01         0.40    2.73   42.11
     WSB   Washington SB, FSB of MD                10.63   78.27    6.85   78.27   15.18         0.10    2.35   25.00
     WFI   Winton Financial Corp. of OH            11.68  190.76   13.86  194.04   15.48         0.25    2.02   23.58

     NASDAQ Listed OTC Companies
     ---------------------------
     FBCV  1st Bancorp of Vincennes IN(8)          22.40  174.08   15.85  177.18     NM          0.27    0.70   15.61
     FBER  1st Bergen Bancorp of NJ(8)             27.11  159.91   18.99  159.91   27.11         0.28    1.24   33.73
     AFED  AFSALA Bancorp, Inc. of NY(8)           23.05  122.75   13.99  122.75   21.13         0.28    1.58   36.36
     ALBK  ALBANK Fin. Corp. of Albany NY(8)       18.99  222.86   21.09  277.54   19.04         0.84    1.28   24.35
     AMFC  AMB Financial Corp. of IN                 NM    91.74   10.26   91.74   20.29         0.32    2.29     NM
     ASBP  ASB Financial Corp. of OH               18.28  135.62   16.89  135.62   18.56         0.40    3.37   61.54
     ABBK  Abington Bancorp of MA*                 12.30  159.90   10.18  175.39   16.24         0.20    1.27   15.63
     AABC  Access Anytime Bancorp of NM              NM    97.66    7.77   97.66     NM          0.00    0.00    0.00
     AFBC  Advance Fin. Bancorp of WV              17.54   99.31   12.98   99.31   20.25         0.32    2.23   39.02

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

                                                       Exhibit IB (continued)
                                                Weekly Thrift Market Line - Part Two
                                                    Prices As Of November 6, 1998

                                                                Key Financial Ratios                           Asset Quality Ratios
                                               ----------------------------------------------------------    -----------------------
                                                        Tang.      Reported Earnings       Core Earnings
                                               Equity/ Equity/  ----------------------    ---------------      NPAs   Resvs/  Resvs/
     Financial Institution                     Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans
     ---------------------                     ------- ------- ------- ------- -------    ------- -------    ------- ------- -------
                                                  (%)     (%)     (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)
     NASDAQ Listed OTC Companies (continued)
     ---------------------------------------
     ALBC  Albion Banc Corp. of Albion NY        8.49     8.49    0.54    6.24    6.18       0.50    5.88       0.47   72.86    0.44
     ABCL  Alliance Bancorp, Inc. of IL          8.74     8.66    0.75    8.29    5.28       0.92   10.18       0.17  175.47    0.45
     ALLB  Alliance Bank MHC of PA (19.9)       10.81    10.81    0.73    6.67    4.40       0.73    6.67       0.89   54.73    0.91
     AHCI  Ambanc Holding Co., Inc. of NY*      10.84    10.84    0.34    3.00    2.73       0.42    3.75       0.61  123.86    1.26
     ASBI  Ameriana Bancorp of IN               12.16    11.94    0.98    8.54    6.78       0.82    7.15       0.56   54.99    0.43
     ABCW  Anchor Bancorp Wisconsin of WI        6.36     6.26    1.11   17.39    6.53       0.97   15.09        NA      NA     1.22
     ANDB  Andover Bancorp, Inc. of MA*          8.20     8.20    1.19   14.70    7.48       1.16   14.34       0.31  238.74    0.99
     ASFC  Astoria Financial Corp. of NY         7.16     5.21    0.80   10.43    6.73       0.74    9.56       0.37   81.42    0.76
     AVND  Avondale Fin. Corp. of IL(8)          8.36     8.36   -0.91  -11.02  -13.98      -0.62   -7.53       1.29   84.31    2.96
     BCSB  BCSB Bankcorp MHC of MD (38.6)       16.27    16.27    0.80    4.95    3.55       0.80    4.95       0.34   88.87    0.56
     BKCT  Bancorp Connecticut of CT*            9.89     9.89    1.43   13.91    7.47       1.21   11.72       0.61  181.32    2.10
     BPLS  Bank Plus Corp. of CA                 4.32     3.97    0.19    4.16   10.24       0.28    6.30       1.75   69.27    1.79
     BNKU  Bank United Corp. of TX               5.01     4.57    0.89   17.76    8.83       0.81   16.29       0.62   55.77    0.44
     BWFC  Bank West Fin. Corp. of MI           12.83    12.83    0.49    3.63    3.46       0.51    3.74       0.57   28.07    0.23
     BANC  BankAtlantic Bancorp of FL            6.79     5.25    0.83   13.30    8.11       0.37    5.99       0.83  101.92    1.20
     BKUNA BankUnited Fin. Corp. of FL           5.11     4.27    0.28    6.60    5.06       0.13    3.15       0.46   37.03    0.21
     BVCC  Bay View Capital Corp. of CA          6.90     4.44    0.36    5.41    4.42       0.57    8.63        NA      NA     1.06
     FSNJ  Bayonne Banchsares of NJ(8)          13.69    13.69    0.73    5.33    3.26       0.73    5.33       0.71   62.50    0.96
     BFSB  Bedford Bancshares, Inc. of VA       13.26    13.26    1.23    8.87    5.22       1.21    8.76       0.21  232.62    0.60
     BFFC  Big Foot Fin. Corp. of IL            17.27    17.27    0.55    3.12    3.48       0.41    2.32       0.16   87.72    0.26
     BYFC  Broadway Fin. Corp. of CA             9.50     9.50    0.45    4.56    7.29       0.28    2.79       1.15   68.56    0.97
     BRKL  Brookline Bncp MHC of MA(47.0)       32.99    32.99    2.07    8.28    4.20       2.00    7.97       0.33  467.25    2.39
     CBES  CBES Bancorp, Inc. of MO             11.65    11.65    0.85    5.95    6.41       0.55    3.88        NA      NA     0.54
     CITZ  CFS Bancorp, Inc. of IN              17.41    17.41    0.58    3.31    3.60       0.64    3.68       0.67   42.30    0.81
     CFSB  CFSB Bancorp of Lansing MI            7.82     7.82    1.37   17.55    5.90       1.22   15.71       0.19  304.47    0.62
     CKFB  CKF Bancorp of Danville KY           21.44    21.44    1.30    5.93    6.24       1.17    5.32       0.84   26.94    0.25
     CNSB  CNS Bancorp, Inc. of MO              22.90    22.90    0.89    3.67    4.73       0.70    2.91       0.23  184.72    0.61
     CNYF  CNY Financial Corp of NY*            27.23    27.23    0.47    1.74    2.63       1.06    3.91       1.28   74.83    1.43
     CSBF  CSB Financial Group Inc of IL        23.20    21.89    0.76    3.28    4.45       0.74    3.20       1.13   34.83    0.69
     CBCI  Calumet Bancorp of Chicago IL(8)     17.73    17.73    1.95   11.64   10.05       1.96   11.72       1.22   99.48    1.57
     CAFI  Camco Fin. Corp. of OH                9.90     9.30    1.26   13.00    7.81       0.91    9.41       0.72   39.75    0.34
     CMRN  Cameron Fin. Corp. of MO             19.87    19.87    1.14    5.47    6.12       1.12    5.36       1.06   67.46    0.87
     CFNC  Carolina Fincorp of NC*              13.50    13.50    0.93    4.48    7.00       1.05    5.04       0.13  303.47    0.51
     CASB  Cascade Financial Corp. of WA         7.08     7.08    0.86   12.32    6.69       0.72   10.34       0.48  193.12    1.08
     CATB  Catskill Fin. Corp. of NY*           21.55    21.55    1.29    5.56    6.59       1.26    5.43       0.20  302.80    1.40
     CAVB  Cavalry Bancorp of TN                28.83    28.83    1.59    6.34    3.52       1.16    4.62        NA      NA      NA
     CNIT  Cenit Bancorp of Norfolk VA           7.91     7.33    0.90   12.59    6.64       0.83   11.60       0.19  316.10    0.75
     CEBK  Central Co-Op. Bank of MA*            9.75     8.88    0.85    8.64    9.16       0.63    6.45       0.40  188.70    1.00
     CENB  Century Bancorp, Inc. of NC(8)       19.34    19.34    1.20    4.68    7.04       1.18    4.63       0.47  119.57    0.78
     COFI  Charter One Financial of OH           7.58     7.15    1.00   13.71    4.89       1.28   17.47       0.40  142.90    0.82
     CVAL  Chester Valley Bancorp of PA          8.66     8.66    0.99   11.50    5.07       0.92   10.61       0.31  283.81    1.22
     CLAS  Classic Bancshares, Inc. of KY       14.87    12.79    0.73    4.88    5.00       0.93    6.18       0.29  216.16    0.92
     CBSA  Coastal Bancorp of Houston TX         3.85     3.35    0.52   14.57   11.20       0.54   14.92        NA      NA     0.71
     CFCP  Coastal Fin. Corp. of SC              5.89     5.89    1.21   19.85    5.78       0.97   15.96       0.48  188.30    1.31
     CFKY  Columbia Financial of KY             32.02    32.02    0.64    2.94    2.14       0.64    2.94       0.21  122.95    0.48
     CMSB  Commonwealth Bancorp Inc of PA        8.38     6.57    0.52    5.85    5.35       0.34    3.78       0.46   91.32    0.66
     CMSV  Commty. Svgs, MHC of FL (48.5)(8)    10.85    10.85    0.70    6.35    4.41       0.65    5.85       0.27  133.22    0.52
     CFTP  Community Fed. Bancorp of MS         22.27    22.27    1.24    4.91    4.47       1.07    4.24       0.28   78.26    0.41
     CFFC  Community Fin. Corp. of VA           14.09    14.04    1.00    7.33    5.80       0.96    7.02       1.30   48.66    0.71
     CIBI  Community Inv. Bancorp of OH          8.93     8.93    0.86    8.07    6.09       0.86    8.07        NA      NA      NA
     COOP  Cooperative Bancshares of NC          7.99     7.99    0.63    8.10    5.94       0.58    7.48       0.86   32.97    0.35
     CRZY  Crazy Woman Creek Bncorp of WY       23.43    23.43    1.24    5.15    5.35       1.24    5.15        NA      NA      NA
     CRSB  Crusader Holding Corp of PA          11.50    10.90    2.28   32.12    8.16       2.09   29.47       0.67   63.39    0.50
     DNFC  D&N Financial Corp. of MI             5.60     5.21    0.84   15.34    8.14       0.68   12.38       0.50  109.80    0.83
     DCBI  Delphos Citizens Bancorp of OH       22.47    22.47    1.48    5.93    4.95       1.48    5.93        NA      NA      NA
     DCOM  Dime Community Bancorp of NY*        10.33     8.98    0.91    7.69    4.83       0.88    7.44       0.33  209.19    1.17


                                                              Pricing Ratios                      Dividend Data(6)
                                                  -----------------------------------------      -----------------------
                                                                          Price/  Price/        Ind.   Divi-
                                                  Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
     Financial Institution                       Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
     ---------------------                       ------- ------- ------- ------- -------      ------- ------- -------
                                                    (X)     (%)     (%)     (%)     (x)          ($)     (%)     (%)
     NASDAQ Listed OTC Companies (continued)
     ---------------------------------------
     ALBC  Albion Banc Corp. of Albion NY          16.18   98.57    8.37   98.57   17.19         0.12    1.45   23.53
     ABCL  Alliance Bancorp, Inc. of IL            18.94  121.31   10.60  122.31   15.43         0.44    2.30   43.56
     ALLB  Alliance Bank MHC of PA (19.9)          22.72  147.51   15.95  147.51   22.72         0.36    2.64   60.00
     AHCI  Ambanc Holding Co., Inc. of NY*           NM   110.18   11.95  110.18   29.33         0.24    1.49   54.55
     ASBI  Ameriana Bancorp of IN                  14.74  122.95   14.95  125.18   17.60         0.64    3.71   54.70
     ABCW  Anchor Bancorp Wisconsin of WI          15.31  257.50   16.37  261.59   17.63         0.20    1.01   15.50
     ANDB  Andover Bancorp, Inc. of MA*            13.37  184.55   15.13  184.55   13.71         0.72    2.22   29.63
     ASFC  Astoria Financial Corp. of NY           14.85  140.53   10.07  193.14   16.21         0.80    1.66   24.69
     AVND  Avondale Fin. Corp. of IL(8)              NM    85.98    7.19   85.98     NM          0.00    0.00     NM
     BCSB  BCSB Bankcorp MHC of MD (38.6)          28.14  139.15   22.64  139.15   28.14         0.00    0.00    0.00
     BKCT  Bancorp Connecticut of CT*              13.39  177.45   17.56  177.45   15.89         0.54    3.18   42.52
     BPLS  Bank Plus Corp. of CA                    9.77   39.90    1.72   43.44    6.46         0.00    0.00    0.00
     BNKU  Bank United Corp. of TX                 11.33  189.20    9.48  207.28   12.35         0.64    1.56   17.68
     BWFC  Bank West Fin. Corp. of MI              28.91  104.28   13.37  104.28   28.03         0.24    2.59     NM
     BANC  BankAtlantic Bancorp of FL              12.32  127.18    8.64  164.47   27.34         0.10    1.14   14.08
     BKUNA BankUnited Fin. Corp. of FL             19.75   84.45    4.31  101.05     NM          0.00    0.00    0.00
     BVCC  Bay View Capital Corp. of CA            22.62   97.69    6.74  151.76   14.18         0.40    2.11   47.62
     FSNJ  Bayonne Banchsares of NJ(8)               NM   148.72   20.36  148.72     NM          0.25    1.60   49.02
     BFSB  Bedford Bancshares, Inc. of VA          19.16  163.53   21.68  163.53   19.41         0.32    2.17   41.56
     BFFC  Big Foot Fin. Corp. of IL               28.72   89.05   15.38   89.05     NM          0.00    0.00    0.00
     BYFC  Broadway Fin. Corp. of CA               13.71   60.67    5.76   60.67   22.37         0.20    2.35   32.26
     BRKL  Brookline Bncp MHC of MA(47.0)          23.83  133.37   43.99  133.37   24.76         0.20    1.58   37.74
     CBES  CBES Bancorp, Inc. of MO                15.60   93.36   10.88   93.36   23.94         0.48    2.82   44.04
     CITZ  CFS Bancorp, Inc. of IN                 27.78   91.91   16.00   91.91   25.00         0.32    3.20     NM
     CFSB  CFSB Bancorp of Lansing MI              16.96  291.82   22.83  291.82   18.95         0.52    2.14   36.36
     CKFB  CKF Bancorp of Danville KY              16.02   96.31   20.65   96.31   17.88         0.54    3.51   56.25
     CNSB  CNS Bancorp, Inc. of MO                 21.12   83.16   19.05   83.16   26.63         0.30    2.45   51.72
     CNYF  CNY Financial Corp of NY*                 NM    66.25   18.04   66.25   16.96         0.00    0.00    0.00
     CSBF  CSB Financial Group Inc of IL           22.45   74.06   17.18   78.47   22.98         0.00    0.00    0.00
     CBCI  Calumet Bancorp of Chicago IL(8)         9.95  109.09   19.34  109.09    9.89         0.00    0.00    0.00
     CAFI  Camco Fin. Corp. of OH                  12.80  148.31   14.68  157.82   17.70         0.41    2.60   33.33
     CMRN  Cameron Fin. Corp. of MO                16.34   91.56   18.19   91.56   16.67         0.28    1.70   27.72
     CFNC  Carolina Fincorp of NC*                 14.29   99.13   13.39   99.13   12.70         0.24    3.00   42.86
     CASB  Cascade Financial Corp. of WA           14.94  171.73   12.17  171.73   17.81         0.00    0.00    0.00
     CATB  Catskill Fin. Corp. of NY*              15.17   86.76   18.69   86.76   15.52         0.37    2.74   41.57
     CAVB  Cavalry Bancorp of TN                   28.40  146.93   42.36  146.93     NM          0.20    1.01   28.57
     CNIT  Cenit Bancorp of Norfolk VA             15.06  185.37   14.66  200.10   16.35         0.44    2.30   34.65
     CEBK  Central Co-Op. Bank of MA*              10.92   91.08    8.88  100.00   14.62         0.32    1.86   20.25
     CENB  Century Bancorp, Inc. of NC(8)          14.21   91.59   17.71   91.59   14.36         0.68    5.04   71.58
     COFI  Charter One Financial of OH             20.46  256.26   19.41  271.59   16.06         0.56    1.93   39.44
     CVAL  Chester Valley Bancorp of PA            19.72  207.87   17.99  207.87   21.37         0.44    1.57   30.99
     CLAS  Classic Bancshares, Inc. of KY          20.00   95.06   14.13  110.54   15.79         0.32    2.13   42.67
     CBSA  Coastal Bancorp of Houston TX            8.93  120.35    4.63  138.17    8.72         0.32    1.71   15.24
     CFCP  Coastal Fin. Corp. of SC                17.29  318.42   18.76  318.42   21.51         0.28    1.51   26.17
     CFKY  Columbia Financial of KY                  NM    92.49   29.61   92.49     NM          0.28    2.14     NM
     CMSB  Commonwealth Bancorp Inc of PA          18.71  118.64    9.94  151.28   28.94         0.32    2.09   39.02
     CMSV  Commty. Svgs, MHC of FL (48.5)(8)       22.65  140.45   15.24  140.45   24.60         0.90    3.93     NM
     CFTP  Community Fed. Bancorp of MS            22.35  110.65   24.64  110.65   25.88         0.32    2.17   48.48
     CFFC  Community Fin. Corp. of VA              17.25  121.89   17.18  122.38   18.01         0.32    2.61   45.07
     CIBI  Community Inv. Bancorp of OH            16.43  140.42   12.54  140.42   16.43         0.24    2.09   34.29
     COOP  Cooperative Bancshares of NC            16.83  128.35   10.26  128.35   18.24         0.00    0.00    0.00
     CRZY  Crazy Woman Creek Bncorp of WY          18.67   95.56   22.39   95.56   18.67         0.40    2.58   48.19
     CRSB  Crusader Holding Corp of PA             12.25  196.04   22.55  206.97   13.35         0.00    0.00    0.00
     DNFC  D&N Financial Corp. of MI               12.28  171.85    9.63  184.70   15.22         0.20    0.95   11.70
     DCBI  Delphos Citizens Bancorp of OH          20.21  128.12   28.79  128.12   20.21         0.24    1.26   25.53
     DCOM  Dime Community Bancorp of NY*           20.70  164.28   16.96  188.86   21.40         0.48    1.90   39.34

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

                             Exhibit IB (continued)
                      Weekly Thrift Market Line - Part Two
                          Prices As Of November 6, 1998

                                                                Key Financial Ratios                           Asset Quality Ratios
                                               ----------------------------------------------------------    -----------------------
                                                        Tang.      Reported Earnings       Core Earnings
                                               Equity/ Equity/  ----------------------     --------------      NPAs   Resvs/  Resvs/
     Financial Institution                     Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans
     ---------------------                     ------- ------- ------- ------- -------    ------- -------    ------- ------- -------
                                                  (%)     (%)     (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)
     NASDAQ Listed OTC Companies (continued)
     ---------------------------------------
     ESBF  ESB Financial Corp of PA              7.20     6.42    0.69    9.08    6.44       0.69    9.08       0.60   83.44    1.34
     EGLB  Eagle BancGroup of IL                11.29    11.29    0.41    3.49    3.25       0.08    0.70       1.08   52.94    0.81
     EBSI  Eagle Bancshares of Tucker GA         6.92     6.92    0.88   11.78    7.95       0.85   11.46       1.20   49.97    0.78
     ETFS  East Texas Fin. Serv. of TX          17.29    17.29    0.53    3.02    3.90       0.45    2.58       0.41   46.61    0.38
     ESBK  Elmira Svgs Bank (The) of NY*         6.43     6.43    0.47    7.39    6.73       0.55    8.73       0.75   90.35    0.86
     EMLD  Emerald Financial Corp. of OH         8.51     8.41    1.13   14.11    5.89       1.03   12.84       0.33     NA      NA
     EFBC  Empire Federal Bancorp of MT         36.22    36.22    1.45    3.95    4.97       1.45    3.95       0.01     NA     0.41
     EFBI  Enterprise Fed. Bancorp of OH(8)      9.96     9.71    0.78    6.96    2.17       0.67    5.95        NA      NA     0.32
     EQSB  Equitable FSB of Wheaton MD           5.40     5.40    0.95   18.23   11.95       0.55   10.66       0.29     NA      NA
     FCBF  FCB Fin. Corp. of Neenah WI          14.47    14.47    1.24    8.45    5.31       0.92    6.26       0.22  327.68    0.98
     FFDF  FFD Financial Corp. of OH            17.39    17.39    1.07    4.76    4.39       0.75    3.36       0.09  329.27    0.38
     FFLC  FFLC Bancorp of Leesburg FL          12.51    12.51    1.03    7.97    6.94       1.03    7.97       0.19  276.11    0.60
     FFWC  FFW Corporation of Wabash IN          9.41     8.66    0.99   10.40    8.39       0.87    9.12       0.43  112.60    0.70
     FFYF  FFY Financial Corp. of OH            12.92    12.92    1.24    9.26    6.38       1.21    9.06       0.51   82.43    0.56
     FMCO  FMS Financial Corp. of NJ             6.08     6.03    0.85   13.59    7.30       0.85   13.59        NA      NA     1.09
     FFHH  FSF Financial Corp. of MN            10.23    10.05    0.75    7.05    6.83       0.68    6.44       0.19  127.62    0.36
     FBCI  Fidelity Bancorp of Chicago IL       10.60    10.58    0.19    1.80    1.48       0.60    5.67       0.24   45.86    0.14
     FSBI  Fidelity Bancorp, Inc. of PA          7.09     7.09    0.74   10.76    8.29       0.72   10.54       0.17  330.68    1.05
     FFFL  Fidelity Bcsh MHC of FL (47.9)        6.15     5.98    0.65    8.98    5.00       0.52    7.18       0.27   78.51    0.34
     FFED  Fidelity Fed. Bancorp of IN           3.81     3.81   -0.32   -5.38   -4.89      -0.26   -4.40       0.40  384.49    1.91
     FFOH  Fidelity Financial of OH             12.66    11.31    0.88    7.11    6.16       0.84    6.77        NA      NA     0.40
     FIBC  Financial Bancorp, Inc. of NY(8)      9.16     9.12    0.95   10.72    4.67       0.92   10.35        NA      NA      NA
     SBFL  Fingr Lakes Fin.MHC OF NY(33.1        8.14     8.14    0.41    4.75    2.52       0.33    3.76       0.50   90.60    0.89
     FBSI  First Bancshares, Inc. of MO         14.14    13.57    1.10    7.90    6.38       1.10    7.90       1.24   24.67    0.36
     FBBC  First Bell Bancorp of PA              9.88     9.88    1.09   10.34    7.87       1.08   10.26       0.08  121.66    0.14
     FSTC  First Citizens Corp of GA            10.09     8.07    1.91   19.64    7.86       1.73   17.77       1.17   86.37    1.39
     FCME  First Coastal Corp. of ME*            8.95     8.95    0.80    8.29    9.47       0.72    7.47       0.24  650.60    2.55
     FDEF  First Defiance Fin.Corp. of OH       17.74    17.74    0.94    4.96    4.51       0.90    4.74       0.29  171.18    0.62
     FESX  First Essex Bancorp of MA*            7.73     5.70    0.85   11.56    7.94       0.77   10.41       0.53  173.68    1.50
     FFSX  First FSB MHC Sxld of IA(46.3)(8)     7.62     6.14    0.68    8.43    5.39       0.66    8.22       0.34  138.99    0.65
     FFES  First Fed of E. Hartford CT           7.45     7.45    0.60    8.60    8.47       0.64    9.07       0.28  101.38    1.36
     BDJI  First Fed. Bancorp. of MN            10.46    10.46    0.70    6.62    5.40       0.71    6.70       0.18  202.30    0.78
     FFBH  First Fed. Bancshares of AR          14.71    14.71    1.00    6.71    5.66       0.99    6.65       0.85   20.75    0.23
     FTFC  First Fed. Capital Corp. of WI        7.50     7.14    1.20   17.20    6.32       0.82   11.80        NA      NA      NA
     FFKY  First Fed. Fin. Corp. of KY          13.35    12.67    1.61   11.89    5.56       1.54   11.42       0.53   84.73    0.52
     FFBZ  First Federal Bancorp of OH           7.95     7.95    0.82   10.74    4.55       0.78   10.14       0.54  190.00    1.19
     FFCH  First Fin. Holdings Inc. of SC        6.80     6.80    0.91   14.12    6.16       0.90   13.89       0.71   97.86    0.81
     FFHS  First Franklin Corp. of OH            8.99     8.97    0.81    8.84    8.15       0.67    7.39       0.66   69.48    0.71
     FGHC  First Georgia Hold. Corp of GA        8.15     7.62    1.17   14.29    4.82       1.17   14.29       1.65   37.32    0.71
     FFSL  First Independence Corp. of KS        9.73     9.73    0.75    7.72    8.95       0.75    7.72       1.07   49.47    0.70
     FISB  First Indiana Corp. of IN             9.38     9.28    1.14   12.20    6.78       0.74    7.89       1.11  127.56    1.65
     FKAN  First Kansas Financial of KS         19.73    19.47    0.67    3.42    4.54       0.66    3.34       0.05  327.59    0.43
     FKFS  First Keystone Fin. Corp of PA        6.50     6.50    0.74   11.05    7.38       0.66    9.83       1.30   32.19    0.86
     FLKY  First Lancaster Bncshrs of KY        26.28    26.28    1.03    3.61    4.06       1.03    3.61       1.60   23.31    0.42
     FLFC  First Liberty Fin. Corp. of GA        7.76     7.10    0.68    9.04    3.19       0.75    9.97       0.77  132.28    1.51
     CASH  First Midwest Fin., Inc. of IA       10.18     9.09    0.71    6.60    6.65       0.64    5.93       1.94   37.96    1.19
     FMBD  First Mutual Bancorp Inc of IL(8)    15.10    11.84    0.42    2.95    2.65       0.27    1.93       0.34  115.35    0.50
     FMSB  First Mutual SB of Bellevue WA*       7.23     7.23    1.08   14.96    9.37       0.91   12.59       0.05     NA     1.39
     FNGB  First Northern Cap. Corp of WI       10.62    10.62    1.00    9.10    6.22       0.91    8.27       0.08  578.49    0.55
     FWWB  First Savings Bancorp of WA          13.02    12.06    1.20    8.69    5.09       1.11    8.07       0.43  164.95    1.03
     FSFF  First SecurityFed Fin of IL          27.20    27.12    1.13    5.03    3.82       1.69    7.50       0.34  170.99    0.94
     FSLA  First Source Bancorp of NJ           20.89    20.23    1.22    8.46    5.10       1.14    7.88       0.30  184.63    1.03
     SOPN  First Svgs Bancorp of NC             22.86    22.86    1.76    7.70    6.17       1.76    7.70       0.09  220.74    0.28
     FBNW  FirstBank Corp of Clarkston WA       15.63    15.63    1.08    7.37    5.97       0.61    4.18       0.39  160.81    0.78
     FFDB  FirstFed Bancorp, Inc. of AL          9.89     9.13    0.90    9.30    7.14       0.90    9.30       1.41   41.95    0.90
     FSPT  FirstSpartan Fin. Corp. of SC        22.67    22.67    1.42    5.64    4.94       1.34    5.31       0.36  125.28    0.55


                                                              Pricing Ratios                      Dividend Data(6)
                                                  -----------------------------------------      -----------------------
                                                                          Price/  Price/        Ind.   Divi-
                                                  Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
     Financial Institution                       Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
     ---------------------                       ------- ------- ------- ------- -------      ------- ------- -------
                                                    (X)     (%)     (%)     (%)     (x)          ($)     (%)     (%)
     NASDAQ Listed OTC Companies (continued)
     ---------------------------------------
     ESBF  ESB Financial Corp of PA                15.53  133.22    9.59  149.25   15.53         0.36    2.25   34.95
     EGLB  Eagle BancGroup of IL                     NM   110.13   12.43  110.13     NM          0.00    0.00    0.00
     EBSI  Eagle Bancshares of Tucker GA           12.58  140.34    9.72  140.34   12.93         0.64    3.41   42.95
     ETFS  East Texas Fin. Serv. of TX             25.61   76.25   13.18   76.25     NM          0.20    1.90   48.78
     ESBK  Elmira Svgs Bank (The) of NY*           14.86  106.95    6.88  106.95   12.57         0.64    2.91   43.24
     EMLD  Emerald Financial Corp. of OH           16.99  223.14   18.98  225.79   18.66         0.16    1.41   23.88
     EFBC  Empire Federal Bancorp of MT            20.13   82.46   29.87   82.46   20.13         0.34    2.64   53.13
     EFBI  Enterprise Fed. Bancorp of OH(8)          NM   288.40   28.72  295.77     NM          1.00    2.11     NM
     EQSB  Equitable FSB of Wheaton MD              8.37  137.40    7.42  137.40   14.31         0.00    0.00    0.00
     FCBF  FCB Fin. Corp. of Neenah WI             18.83  146.45   21.19  146.45   25.39         0.88    3.09   58.28
     FFDF  FFD Financial Corp. of OH               22.79  141.55   24.62  141.55     NM          0.30    1.94   44.12
     FFLC  FFLC Bancorp of Leesburg FL             14.41  113.85   14.24  113.85   14.41         0.36    2.21   31.86
     FFWC  FFW Corporation of Wabash IN            11.92  118.14   11.12  128.42   13.60         0.42    2.71   32.31
     FFYF  FFY Financial Corp. of OH               15.67  144.05   18.62  144.05   16.01         0.90    2.98   46.63
     FMCO  FMS Financial Corp. of NJ               13.70  176.37   10.72  177.62   13.70         0.12    1.20   16.44
     FFHH  FSF Financial Corp. of MN               14.65  104.63   10.71  106.51   16.02         0.50    3.25   47.62
     FBCI  Fidelity Bancorp of Chicago IL            NM   118.54   12.56  118.73   21.39         0.40    1.80     NM
     FSBI  Fidelity Bancorp, Inc. of PA            12.07  122.98    8.72  122.98   12.32         0.36    2.06   24.83
     FFFL  Fidelity Bcsh MHC of FL (47.9)          20.00  173.19   10.65  178.29   25.00         1.00    4.35     NM
     FFED  Fidelity Fed. Bancorp of IN               NM   187.50    7.14  187.50     NM          0.00    0.00     NM
     FFOH  Fidelity Financial of OH                16.23  114.25   14.46  127.86   17.04         0.32    2.35   38.10
     FIBC  Financial Bancorp, Inc. of NY(8)        21.41  220.80   20.22  221.58   22.17         0.50    1.33   28.41
     SBFL  Fingr Lakes Fin.MHC OF NY(33.1            NM   183.12   14.91  183.12     NM          0.24    2.09     NM
     FBSI  First Bancshares, Inc. of MO            15.66  118.18   16.72  123.22   15.66         0.12    0.92   14.46
     FBBC  First Bell Bancorp of PA                12.71  131.34   12.98  131.34   12.81         0.40    2.56   32.52
     FSTC  First Citizens Corp of GA               12.73  220.13   22.22  275.32   14.07         0.36    1.29   16.36
     FCME  First Coastal Corp. of ME*              10.56   84.15    7.53   84.15   11.73         0.00    0.00    0.00
     FDEF  First Defiance Fin.Corp. of OH          22.17  115.56   20.50  115.56   23.22         0.36    2.46   54.55
     FESX  First Essex Bancorp of MA*              12.59  139.98   10.82  189.64   13.98         0.56    3.15   39.72
     FFSX  First FSB MHC Sxld of IA(46.3)(8)       18.54  150.64   11.48  186.97   19.02         0.48    2.16   40.00
     FFES  First Fed of E. Hartford CT             11.81   94.83    7.06   94.83   11.18         0.68    2.67   31.48
     BDJI  First Fed. Bancorp. of MN               18.52  118.02   12.34  118.02   18.29         0.00    0.00    0.00
     FFBH  First Fed. Bancshares of AR             17.66  115.29   16.96  115.29   17.81         0.28    1.39   24.56
     FTFC  First Fed. Capital Corp. of WI          15.81  250.86   18.81  263.56   23.04         0.28    1.74   27.45
     FFKY  First Fed. Fin. Corp. of KY             17.97  207.70   27.72  218.77   18.71         0.60    2.18   39.22
     FFBZ  First Federal Bancorp of OH             22.00  227.15   18.05  227.15   23.29         0.16    1.35   29.63
     FFCH  First Fin. Holdings Inc. of SC          16.22  214.30   14.57  214.30   16.50         0.48    2.45   39.67
     FFHS  First Franklin Corp. of OH              12.27  110.29    9.92  110.66   14.67         0.30    2.22   27.27
     FGHC  First Georgia Hold. Corp of GA          20.73  276.87   22.56  296.17   20.73         0.00    0.00    0.00
     FFSL  First Independence Corp. of KS          11.17   83.20    8.10   83.20   11.17         0.30    2.86   31.91
     FISB  First Indiana Corp. of IN               14.75  172.49   16.17  174.25   22.81         0.48    2.17   32.00
     FKAN  First Kansas Financial of KS            22.02   75.26   14.85   76.28   22.51         0.00    0.00    0.00
     FKFS  First Keystone Fin. Corp of PA          13.56  146.65    9.53  146.65   15.24         0.20    1.25   16.95
     FLKY  First Lancaster Bncshrs of KY           24.64   88.66   23.30   88.66   24.64         0.60    4.59     NM
     FLFC  First Liberty Fin. Corp. of GA            NM   243.05   18.87  265.75   28.45         0.30    1.41   44.12
     CASH  First Midwest Fin., Inc. of IA          15.03   99.82   10.16  111.81   16.71         0.48    2.93   44.04
     FMBD  First Mutual Bancorp Inc of IL(8)         NM   109.45   16.53  139.60     NM          0.32    1.84   69.57
     FMSB  First Mutual SB of Bellevue WA*         10.68  159.73   11.55  159.73   12.68         0.20    1.56   16.67
     FNGB  First Northern Cap. Corp of WI          16.08  144.46   15.34  144.46   17.69         0.36    2.91   46.75
     FWWB  First Savings Bancorp of WA             19.64  171.34   22.30  184.87   21.15         0.36    1.64   32.14
     FSFF  First SecurityFed Fin of IL             26.19   98.79   26.87   99.07   17.57         0.00    0.00    0.00
     FSLA  First Source Bancorp of NJ              19.61  104.23   21.77  107.61   21.05         0.18    2.09   40.91
     SOPN  First Svgs Bancorp of NC                16.20  122.86   28.08  122.86   16.20         1.00    4.35   70.42
     FBNW  FirstBank Corp of Clarkston WA          16.75  106.07   16.58  106.07   29.55         0.36    2.22   37.11
     FFDB  FirstFed Bancorp, Inc. of AL            14.02  126.54   12.52  137.04   14.02         0.28    3.03   42.42
     FSPT  FirstSpartan Fin. Corp. of SC           20.25  121.21   27.48  121.21   21.51         0.80    2.31   46.78

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

                             Exhibit IB (continued)
                      Weekly Thrift Market Line - Part Two
                          Prices As Of November 6, 1998

                                                                Key Financial Ratios                           Asset Quality Ratios
                                               ----------------------------------------------------------    -----------------------
                                                        Tang.     Reported Earnings       Core Earnings
                                               Equity/ Equity/  ----------------------    ---------------      NPAs   Resvs/  Resvs/
     Financial Institution                     Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans
     ---------------------                     ------- ------- ------- ------- -------    ------- -------    ------- ------- -------
                                                  (%)     (%)     (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)
     NASDAQ Listed OTC Companies (continued)
     ---------------------------------------
     FLAG  Flag Financial Corp of GA             8.89     8.89    0.88    9.49    3.25       0.61    6.57       1.33   65.46    1.22
     FLGS  Flagstar Bancorp, Inc of MI           5.55     5.40    1.41   23.50    8.22       1.41   23.50       2.26   20.60    0.53
     FFIC  Flushing Fin. Corp. of NY*           12.00    11.55    0.91    7.10    5.38       0.93    7.26       0.22  262.60    0.95
     FBHC  Fort Bend Holding Corp. of TX(8)      7.15     6.76    0.66   10.00    4.53       0.43    6.58        NA      NA      NA
     FTSB  Fort Thomas Fin. Corp. of KY         16.07    16.07    1.18    7.42    7.03       1.18    7.42       1.93   30.61    0.65
     FKKY  Frankfort First Bancorp of KY        16.55    16.55    1.21    7.18    6.58       1.21    7.18       0.15   50.76    0.08
     FTNB  Fulton Bancorp, Inc. of MO           23.15    23.15    1.07    4.44    4.00       0.82    3.43       0.51  171.86    1.05
     GUPB  GFSB Bancorp, Inc of Gallup NM       11.54    11.54    0.78    6.14    5.50       0.78    6.14       0.70   44.69    0.51
     GSLA  GS Financial Corp. of LA             36.03    36.03    1.14    2.73    3.35       0.99    2.38       0.12  260.11    0.74
     GOSB  GSB Financial Corp. of NY*           23.87    23.87    0.49    1.84    1.97       0.83    3.13       0.07     NA      NA
     GBNK  Gaston Fed Bncp MHC of NC(47.0       20.28    20.28    0.73    5.92    2.29       0.66    5.39       0.50  132.06    0.96
     GFCO  Glenway Financial Corp. of OH         9.63     9.56    0.90    9.53    6.21       0.90    9.53       0.32  119.55    0.45
     GTPS  Great American Bancorp of IL         15.60    15.60    0.72    3.89    4.61       0.72    3.89       0.12  331.46    0.47
     PEDE  Great Pee Dee Bancorp of SC          46.01    46.01    1.89    4.14    4.63       1.89    4.14       0.48  107.27    0.62
     GSFC  Green Street Fin. Corp. of NC        34.90    34.90    1.59    4.49    5.21       1.59    4.49       0.07  216.10    0.19
     GFED  Guaranty Fed Bancshares of MO        23.19    23.19    1.26    5.10    4.18       1.26    5.10       0.29  278.91    0.99
     HCBBE HCB Bancshares of Camden AR          17.25    17.04    0.33    1.99    2.86       0.33    1.99       0.44  150.91    1.38
     HEMT  HF Bancorp of Hemet CA                7.92     6.83   -0.02   -0.23   -0.18       0.02    0.31        NA      NA      NA
     HFFC  HF Financial Corp. of SD              9.83     9.83    1.06   10.98   10.14       0.91    9.44       0.93  151.01    1.74
     HMNF  HMN Financial, Inc. of MN             9.76     8.96    0.79    6.41    6.93       0.56    4.49       0.10  405.75    0.62
     HALL  Hallmark Capital Corp. of WI          7.63     7.63    0.66    8.86    7.45       0.62    8.30       0.37     NA      NA
     HRBF  Harbor Federal Bancorp of MD         12.78    12.78    0.79    6.25    4.51       0.77    6.05       0.69   33.35    0.34
     HARB  Harbor Florida Bancshrs of FL        19.52    19.34    1.39    8.87    4.98       1.32    8.40       0.37  237.31    1.23
     HFSA  Hardin Bancorp of Hardin MO          10.30    10.30    0.72    6.61    5.89       0.58    5.34       0.15  144.56    0.41
     HARL  Harleysville SB of PA                 6.41     6.41    0.97   14.71    7.14       0.97   14.71        NA      NA     0.79
     HFGI  Harrington Fin. Group of IN           3.39     3.39   -0.91  -21.02  -17.12      -0.25   -5.67       0.16   57.76    0.27
     HARS  Harris Fin. MHC of PA (24.9)          7.93     7.20    0.80    9.83    3.16       0.57    7.05       0.65   60.95    0.96
     HFFB  Harrodsburg 1st Fin Bcrp of KY       26.54    26.54    1.36    5.09    5.33       1.36    5.09       0.55   66.83    0.48
     HHFC  Harvest Home Fin. Corp. of OH        11.35    11.35    0.62    5.35    4.58       0.62    5.35       0.09  144.19    0.25
     HAVN  Haven Bancorp of Woodhaven NY         5.27     5.05    0.42    7.51    5.76       0.40    7.20       0.40  147.03    1.01
     HTHR  Hawthorne Fin. Corp. of CA            3.97     3.97    1.00   22.67   20.39       1.09   24.78       5.28   22.92    1.31
     HMLK  Hemlock Fed. Fin. Corp. of IL        15.14    15.14    0.92    5.35    6.11       0.91    5.29        NA      NA     0.82
     HBSC  Heritage Bancorp, Inc of SC          31.48    31.48    1.12    5.60    4.11       1.12    5.60       0.44   57.25    0.38
     HFWA  Heritage Financial Corp of WA        22.78    20.75    1.16    5.53    3.57       0.71    3.40       0.10  886.55    1.25
     HCBC  High Country Bancorp of CO           18.18    18.18    0.84    5.51    5.12       0.84    5.51       0.41  181.40    0.91
     HBNK  Highland Bancorp of CA                7.00     7.00    1.46   19.23   10.51       1.27   16.75       1.65   96.78    2.01
     HIFS  Hingham Inst. for Sav. of MA*         9.48     9.48    1.24   13.00    8.59       1.22   12.82       0.20  340.32    0.86
     HBEI  Home Bancorp of Elgin IL(8)          24.16    24.16    0.71    2.74    2.79       0.71    2.74       0.24  122.58    0.34
     HBFW  Home Bancorp of Fort Wayne IN        11.92    11.92    0.85    6.84    4.62       0.83    6.68       0.10  402.90    0.43
     HCFC  Home City Fin. Corp. of OH           13.65    13.65    1.26    7.45    8.08       1.26    7.45        NA      NA     0.65
     HOMF  Home Fed Bancorp of Seymour IN        9.61     9.38    1.48   16.28    8.54       1.13   12.39       0.72   83.53    0.72
     HWEN  Home Financial Bancorp of IN         17.63    17.63    0.92    5.28    6.62       0.70    4.05        NA      NA     0.91
     HLFC  Home Loan Financial Corp of OH       37.72    37.72    1.50    4.75    3.66       1.50    4.75       0.06     NA      NA
     HPBC  Home Port Bancorp, Inc. of MA*        8.87     8.87    1.46   15.19    7.75       1.65   17.18       0.11     NA     1.41
     HSTD  Homestead Bancorp, Inc. of LA        21.66    21.66    0.75    3.46    4.36       0.75    3.46       0.27  119.47    0.69
     HFBC  HopFed Bancorp of KY                 26.78    26.78    1.22    8.52    4.00       1.22    8.52       0.11  107.86    0.23
     HZFS  Horizon Fin'l. Services of IA         9.44     9.44    0.66    6.84    5.36       0.79    8.16       1.03   37.74    0.62
     HRZB  Horizon Financial Corp. of WA*       15.30    15.30    1.55    9.96    8.29       1.56   10.05       0.03     NA     0.87
     HRBT  Hudson River Bancorp Inc of NY       26.74    26.74    0.90    3.36    3.90       1.03    3.85        NA      NA     2.20
     ITLA  ITLA Capital Corp of CA*             10.43    10.41    1.43   13.81   11.01       1.43   13.81        NA      NA     1.90
     ICBC  Independence Comm Bnk Cp of NY       20.07    18.95   -0.81   -4.22   -3.87       0.68    3.58       0.69  116.06    1.29
     IFSB  Independence FSB of DC                7.96     7.27    1.98   26.14   34.12       1.57   20.76       1.32   19.24    0.42
     INBI  Industrial Bancorp of OH             16.00    16.00    1.50    9.13    5.71       1.50    9.13       0.35  138.50    0.55
     IWBK  Interwest Bancorp of WA               7.03     6.44    0.82   11.73    5.01       0.70    9.91       0.64   83.89    0.90
     IPSW  Ipswich SB of Ipswich MA*             5.50     5.50    1.14   21.03    8.80       0.97   17.78       0.71   99.04    0.91
     JXVL  Jacksonville Bancorp of TX           14.45    14.45    1.34    9.15    8.70       1.34    9.15       0.62   78.01    0.63


                                                              Pricing Ratios                      Dividend Data(6)
                                                  -----------------------------------------      -----------------------
                                                                          Price/  Price/        Ind.   Divi-
                                                  Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
     Financial Institution                       Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
     ---------------------                       ------- ------- ------- ------- -------      ------- ------- -------
                                                    (X)     (%)     (%)     (%)     (x)          ($)     (%)     (%)
     NASDAQ Listed OTC Companies (continued)
     ---------------------------------------
     FLAG  Flag Financial Corp of GA                 NM   281.69   25.04  281.69     NM          0.24    2.00   61.54
     FLGS  Flagstar Bancorp, Inc of MI             12.16  256.23   14.21  263.29   12.16         0.32    1.20   14.55
     FFIC  Flushing Fin. Corp. of NY*              18.60  132.23   15.87  137.34   18.18         0.24    1.50   27.91
     FBHC  Fort Bend Holding Corp. of TX(8)        22.07  200.98   14.36  212.49     NM          0.40    1.63   36.04
     FTSB  Fort Thomas Fin. Corp. of KY            14.23  102.99   16.55  102.99   14.23         0.25    2.20   31.25
     FKKY  Frankfort First Bancorp of KY           15.20  110.09   18.22  110.09   15.20         0.80    5.16     NM
     FTNB  Fulton Bancorp, Inc. of MO              25.00  111.26   25.76  111.26     NM          0.30    1.82   45.45
     GUPB  GFSB Bancorp, Inc of Gallup NM          18.17  111.81   12.90  111.81   18.17         0.30    2.20   40.00
     GSLA  GS Financial Corp. of LA                29.89   85.88   30.95   85.88     NM          0.28    2.04   60.87
     GOSB  GSB Financial Corp. of NY*                NM    96.14   22.95   96.14   29.76         0.12    0.88   44.44
     GBNK  Gaston Fed Bncp MHC of NC(47.0            NM   157.99   32.05  157.99     NM          0.20    1.39   60.61
     GFCO  Glenway Financial Corp. of OH           16.10  148.44   14.30  149.61   16.10         0.44    2.32   37.29
     GTPS  Great American Bancorp of IL            21.71   97.23   15.17   97.23   21.71         0.44    2.67   57.89
     PEDE  Great Pee Dee Bancorp of SC             21.61   89.22   41.05   89.22   21.61         0.36    2.82   61.02
     GSFC  Green Street Fin. Corp. of NC           19.20   89.47   31.22   89.47   19.20         0.48    3.62   69.57
     GFED  Guaranty Fed Bancshares of MO           23.92  114.76   26.62  114.76   23.92         0.32    2.57   61.54
     HCBBE HCB Bancshares of Camden AR               NM    60.55   10.44   61.27     NM          0.24    2.74     NM
     HEMT  HF Bancorp of Hemet CA                    NM   127.57   10.10  147.84     NM          0.00    0.00     NM
     HFFC  HF Financial Corp. of SD                 9.86  108.86   10.70  108.86   11.48         0.36    2.57   25.35
     HMNF  HMN Financial, Inc. of MN               14.43  106.30   10.38  115.89   20.59         0.24    1.71   24.74
     HALL  Hallmark Capital Corp. of WI            13.42  112.04    8.55  112.04   14.33         0.00    0.00    0.00
     HRBF  Harbor Federal Bancorp of MD            22.19  136.88   17.49  136.88   22.89         0.52    2.39   53.06
     HARB  Harbor Florida Bancshrs of FL           20.09  131.89   25.75  133.14   21.23         0.26    2.31   46.43
     HFSA  Hardin Bancorp of Hardin MO             16.97  110.25   11.35  110.25   21.02         0.60    3.24   55.05
     HARL  Harleysville SB of PA                   14.00  192.40   12.34  192.40   14.00         0.48    1.65   23.08
     HFGI  Harrington Fin. Group of IN               NM   148.49    5.03  148.49     NM          0.12    1.35     NM
     HARS  Harris Fin. MHC of PA (24.9)              NM   296.46   23.52  326.51     NM          0.22    1.31   41.51
     HFFB  Harrodsburg 1st Fin Bcrp of KY          18.75   96.33   25.56   96.33   18.75         0.40    2.77   51.95
     HHFC  Harvest Home Fin. Corp. of OH           21.83  117.22   13.30  117.22   21.83         0.44    3.20   69.84
     HAVN  Haven Bancorp of Woodhaven NY           17.35  122.83    6.48  128.21   18.09         0.30    1.76   30.61
     HTHR  Hawthorne Fin. Corp. of CA               4.90  101.26    4.02  101.26    4.49         0.00    0.00    0.00
     HMLK  Hemlock Fed. Fin. Corp. of IL           16.38   91.94   13.92   91.94   16.57         0.32    2.25   36.78
     HBSC  Heritage Bancorp, Inc of SC             24.34   90.42   28.46   90.42   24.34         0.30    1.62   39.47
     HFWA  Heritage Financial Corp of WA           27.98  126.39   28.80  138.78     NM          0.18    1.46   40.91
     HCBC  High Country Bancorp of CO              19.55   77.79   14.14   77.79   19.55         0.40    3.72   72.73
     HBNK  Highland Bancorp of CA                   9.52  185.77   13.01  185.77   10.92         0.50    1.41   13.40
     HIFS  Hingham Inst. for Sav. of MA*           11.64  142.74   13.53  142.74   11.81         0.27    1.59   18.49
     HBEI  Home Bancorp of Elgin IL(8)               NM    99.93   24.15   99.93     NM          0.40    2.86     NM
     HBFW  Home Bancorp of Fort Wayne IN           21.63  149.15   17.78  149.15   22.15         0.32    1.17   25.40
     HCFC  Home City Fin. Corp. of OH              12.38  106.73   14.57  106.73   12.38         0.36    2.77   34.29
     HOMF  Home Fed Bancorp of Seymour IN          11.71  177.65   17.08  182.09   15.38         0.40    1.67   19.51
     HWEN  Home Financial Bancorp of IN            15.12   78.22   13.79   78.22   19.70         0.10    1.54   23.26
     HLFC  Home Loan Financial Corp of OH          27.31   94.16   35.52   94.16   27.31         0.20    1.49   40.82
     HPBC  Home Port Bancorp, Inc. of MA*          12.91  186.86   16.58  186.86   11.42         0.80    3.37   43.48
     HSTD  Homestead Bancorp, Inc. of LA           22.92   79.33   17.18   79.33   22.92         0.20    2.42   55.56
     HFBC  HopFed Bancorp of KY                    25.00  124.48   33.33  124.48   25.00         0.30    1.67   41.67
     HZFS  Horizon Fin'l. Services of IA           18.66  129.53   12.23  129.53   15.63         0.18    1.44   26.87
     HRZB  Horizon Financial Corp. of WA*          12.06  117.20   17.93  117.20   11.96         0.44    3.23   38.94
     HRBT  Hudson River Bancorp Inc of NY          25.61   86.07   23.01   86.07   22.34         0.00    0.00    0.00
     ITLA  ITLA Capital Corp of CA*                 9.08  117.43   12.25  117.68    9.08         0.00    0.00    0.00
     ICBC  Independence Comm Bnk Cp of NY            NM   108.39   21.75  114.75     NM          0.12    0.88     NM
     IFSB  Independence FSB of DC                   2.93   74.11    5.90   81.13    3.69         0.25    2.04    5.98
     INBI  Industrial Bancorp of OH                17.53  157.80   25.25  157.80   17.53         0.60    3.06   53.57
     IWBK  Interwest Bancorp of WA                 19.96  234.09   16.46  255.71   23.62         0.56    2.17   43.41
     IPSW  Ipswich SB of Ipswich MA*               11.36  217.77   11.99  217.77   13.44         0.16    1.28   14.55
     JXVL  Jacksonville Bancorp of TX              11.49  103.18   14.91  103.18   11.49         0.50    3.35   38.46

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

                                                       Exhibit IB (continued)
                                                Weekly Thrift Market Line - Part Two
                                                    Prices As Of November 6, 1998

                                                                Key Financial Ratios                           Asset Quality Ratios
                                               ----------------------------------------------------------    -----------------------
                                                        Tang.      Reported Earnings       Core Earnings
                                               Equity/ Equity/  ----------------------     --------------      NPAs   Resvs/  Resvs/
     Financial Institution                     Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans
     ---------------------                     ------- ------- ------- ------- -------    ------- -------    ------- ------- -------
                                                  (%)     (%)     (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)
     NASDAQ Listed OTC Companies (continued)
     ---------------------------------------
     JXSB  Jcksnville SB,MHC of IL (45.6)       10.80    10.80    0.57    5.41    3.77       0.34    3.24       0.79   59.47    0.59
     JSBA  Jefferson Svgs Bancorp of MO          9.56     7.67    0.78    8.70    6.08       0.69    7.72       0.74   72.40    0.73
     KSBK  KSB Bancorp of Kingfield ME*          7.78     6.77    1.08   13.94    9.67       1.08   13.94        NA      NA     1.15
     KFBI  Klamath First Bancorp of OR          14.07    12.96    0.95    6.55    5.37       0.92    6.34        NA      NA     0.29
     LSBI  LSB Fin. Corp. of Lafayette IN        8.41     8.41    0.85    9.93    6.41       0.73    8.51        NA      NA     0.79
     LVSB  Lakeview Financial of NJ              9.53     6.39    1.75   16.93    9.88       0.75    7.24       0.56  135.74    1.54
     LARK  Landmark Bancshares, Inc of KS       13.07    13.07    1.06    7.68    7.61       0.90    6.47       0.25  196.35    0.66
     LARL  Laurel Capital Group of PA           11.09    11.09    1.43   13.36    7.37       1.47   13.74       0.27  309.56    1.19
     LSBX  Lawrence Savings Bank of MA*         12.07    12.07    2.58   24.91   15.70       2.54   24.56       0.27  357.94    1.76
     LFED  Leeds Fed Bksr MHC of MD (36.3       16.29    16.29    1.13    6.89    4.27       1.13    6.89       0.83   28.70    0.38
     LXMO  Lexington B&L Fin. Corp. of MO       16.06    14.98    0.78    3.83    5.39       0.78    3.83       0.48  130.50    0.95
     LIBB  Liberty Bancorp MHC of NJ (47)       13.75    13.75    0.57    4.26    3.79       0.57    4.26       0.38   80.19    0.44
     LFCO  Life Financial Corp of CA(8)         16.18    16.18    3.00   20.55   30.27       3.15   21.59       2.27   20.25    0.75
     LFBI  Little Falls Bancorp of NJ           10.91    10.15    0.57    5.18    4.84       0.56    5.11        NA      NA      NA
     LOGN  Logansport Fin. Corp. of IN          17.51    17.51    1.46    7.83    7.20       1.47    7.90       0.24  112.44    0.36
     MAFB  MAF Bancorp, Inc. of IL               7.80     6.98    1.09   14.00    6.73       1.04   13.34       0.52   83.69    0.54
     MBLF  MBLA Financial Corp. of MO           13.70    13.70    0.86    6.67    7.95       0.85    6.58       0.45   74.68    0.50
     MECH  MECH Financial Inc of CT*             9.71     9.71    0.96    9.69    6.04       0.96    9.63       0.51  259.89    2.05
     MFBC  MFB Corp. of Mishawaka IN             9.96     9.96    0.79    6.78    7.24       0.81    6.96       0.04  372.13    0.18
     MSBF  MSB Financial, Inc of MI             16.51    16.51    1.53    9.21    6.07       1.30    7.79       1.51   33.14    0.54
     MARN  Marion Capital Holdings of IN        18.12    17.72    1.14    5.69    5.81       1.14    5.69       0.82  129.18    1.23
     MRKF  Market Fin. Corp. of OH              27.62    27.62    0.98    3.00    3.31       0.98    3.00       0.31   30.41    0.16
     MASB  MassBank Corp. of Reading MA*        11.81    11.66    1.17   10.24    7.85       1.01    8.83       0.16  166.21    0.82
     MFLR  Mayflower Co-Op. Bank of MA*          9.24     9.10    1.13   11.81    6.89       0.98   10.25       0.61  134.79    1.54
     MDBK  Medford Bancorp, Inc. of MA*          9.09     8.64    1.08   11.89    8.30       1.01   11.21       0.17  360.57    1.18
     MWBX  MetroWest Bank of MA*                 7.44     7.44    1.24   16.82    7.86       1.21   16.51       0.46  345.13    2.28
     METF  Metropolitan Fin. Corp. of OH         3.74     3.46    0.70   18.02    8.65       0.61   15.50       1.45   42.45    0.77
     MIFC  Mid Iowa Financial Corp. of IA(8)     9.93     9.92    1.02   10.90    5.75       1.01   10.76       0.14  161.58    0.43
     MCBN  Mid-Coast Bancorp of ME               8.02     8.02    0.70    8.30    7.39       0.61    7.21       0.69   79.42    0.70
     MWBI  Midwest Bancshares, Inc. of IA        7.36     7.36    0.88   12.32    9.77       0.76   10.67       0.54   54.65    0.49
     MFFC  Milton Fed. Fin. Corp. of OH         11.17    11.17    0.67    5.75    4.79       0.54    4.64       0.41   70.20    0.39
     MBSP  Mitchell Bancorp, Inc. of NC(8)      39.23    39.23    1.23    3.03    3.06       1.23    3.03       1.54   34.72    0.72
     MBBC  Monterey Bay Bancorp of CA           10.77     9.85    0.31    2.74    2.65       0.31    2.74       0.55  112.07    1.08
     MONT  Montgomery Fin. Corp. of IN          16.88    16.88    0.92    5.12    5.90       0.92    5.12        NA      NA     0.19
     MSBK  Mutual SB, FSB of Bay City MI         6.06     6.06   -1.22  -21.64  -23.87      -0.39   -7.01       0.10  312.68    0.55
     MYST  Mystic Financial of MA*              17.74    17.74    0.82    5.37    5.01       0.77    5.03       0.12  540.93    0.88
     NHTB  NH Thrift Bancshares of NH            8.14     7.11    0.90   11.39    7.77       0.84   10.56       1.00   95.48    1.21
     NSLB  NS&L Bancorp, Inc of Neosho MO       18.47    18.35    0.68    3.55    4.62       0.67    3.49       0.19   41.67    0.14
     NSSY  NSS Bancorp of CT(8)*                 8.46     8.25    0.79    9.48    4.36       0.69    8.35       0.63  131.72    1.27
     NMSB  Newmil Bancorp, Inc. of CT*           9.35     9.35    0.87    9.34    6.41       0.67    7.15       0.75  179.97    2.87
     NBCP  Niagara Bancorp of NY MHC(45.4*      18.22    18.22    0.69    4.92    2.64       1.04    7.38       0.26  199.97    1.06
     NBSI  North Bancshares of Chicago IL       10.61    10.61    0.37    3.13    3.00       0.32    2.69        NA      NA     0.26
     FFFD  North Central Bancshares of IA       14.86    12.92    1.32    8.91    8.03       1.31    8.79       0.19  424.53    1.03
     NEIB  Northeast Indiana Bncrp of IN        13.05    13.05    1.19    8.56    7.70       1.19    8.56       0.41  159.71    0.73
     NWSB  Northwest Bcrp MHC of PA (30.8        8.50     7.64    0.92   10.14    3.75       0.90    9.91       0.52  116.00    0.79
     NWEQ  Northwest Equity Corp. of WI         12.10    12.10    1.27   10.71    8.39       1.15    9.72       1.71   28.61    0.60
     NTMG  Nutmeg FS&LA of CT                    6.06     6.06    0.84   14.08    7.25       0.44    7.44       1.30   35.79    0.53
     OHSL  OHSL Financial Corp. of OH           10.84    10.84    0.86    7.94    5.93       0.80    7.37        NA      NA      NA
     OCFC  Ocean Fin. Corp. of NJ               13.71    13.64    0.91    6.22    6.22       0.91    6.22       0.41  113.75    0.80
     OTFC  Oregon Trail Fin. Corp. of OR        22.76    22.76    1.15    5.28    6.26       1.15    5.28       0.20  181.83    0.60
     OFCP  Ottawa Financial Corp. of MI          8.22     6.74    0.89   10.38    6.00       0.79    9.25       0.50   79.48    0.46
     PFFB  PFF Bancorp of Pomona CA              7.59     7.51    0.60    6.81    6.88       0.57    6.50       1.03   82.38    1.32
     PSFI  PS Financial of Chicago IL           26.77    26.77    1.00    3.18    3.95       1.73    5.53       0.41   50.85    0.37
     PSBI  PSB Bancorp Inc. of PA*              19.81    19.81    0.78    3.93    4.81       0.78    3.93       1.46   16.02    0.46
     PVFC  PVF Capital Corp. of OH               7.20     7.20    1.22   17.04    9.11       1.14   15.93       0.96   64.83    0.72
     PBCI  Pamrapo Bancorp, Inc. of NJ          12.45    12.40    1.18    9.26    6.80       1.13    8.91       1.56   38.29    1.03


                                                              Pricing Ratios                      Dividend Data(6)
                                                  -----------------------------------------      -----------------------
                                                                          Price/  Price/        Ind.   Divi-
                                                  Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
     Financial Institution                       Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
     ---------------------                       ------- ------- ------- ------- -------      ------- ------- -------
                                                    (X)     (%)     (%)     (%)     (x)          ($)     (%)     (%)
     NASDAQ Listed OTC Companies (continued)
     ---------------------------------------
     JXSB  Jcksnville SB,MHC of IL (45.6)          26.50  140.81   15.20  140.81     NM          0.30    2.26   60.00
     JSBA  Jefferson Svgs Bancorp of MO            16.46  136.23   13.03  169.79   18.54         0.28    1.74   28.57
     KSBK  KSB Bancorp of Kingfield ME*            10.34  144.13   11.21  165.66   10.34         0.24    1.75   18.05
     KFBI  Klamath First Bancorp of OR             18.63  122.21   17.19  132.64   19.23         0.36    2.01   37.50
     LSBI  LSB Fin. Corp. of Lafayette IN          15.61  149.75   12.59  149.75   18.21         0.40    1.36   21.16
     LVSB  Lakeview Financial of NJ                10.12  169.22   16.13  252.31   23.65         0.25    1.27   12.89
     LARK  Landmark Bancshares, Inc of KS          13.13  107.24   14.02  107.24   15.60         0.60    2.89   37.97
     LARL  Laurel Capital Group of PA              13.57  170.71   18.93  170.71   13.19         0.60    3.16   42.86
     LSBX  Lawrence Savings Bank of MA*             6.37  140.48   16.95  140.48    6.46         0.00    0.00    0.00
     LFED  Leeds Fed Bksr MHC of MD (36.3          23.44  158.06   25.75  158.06   23.44         0.56    3.73     NM
     LXMO  Lexington B&L Fin. Corp. of MO          18.55   75.81   12.18   81.27   18.55         0.30    2.61   48.39
     LIBB  Liberty Bancorp MHC of NJ (47)          26.35  111.30   15.31  111.30   26.35         0.00    0.00    0.00
     LFCO  Life Financial Corp of CA(8)             3.30   62.69   10.14   62.69    3.14         0.00    0.00    0.00
     LFBI  Little Falls Bancorp of NJ              20.68  107.53   11.73  115.63   20.95         0.24    1.49   30.77
     LOGN  Logansport Fin. Corp. of IN             13.89  111.03   19.45  111.03   13.76         0.44    2.93   40.74
     MAFB  MAF Bancorp, Inc. of IL                 14.85  201.04   15.68  224.64   15.59         0.28    1.11   16.47
     MBLF  MBLA Financial Corp. of MO              12.58   85.09   11.66   85.09   12.75         0.60    3.16   39.74
     MECH  MECH Financial Inc of CT*               16.55  153.11   14.87  153.11   16.65         0.60    2.24   37.04
     MFBC  MFB Corp. of Mishawaka IN               13.82  100.24    9.98  100.24   13.46         0.34    1.62   22.37
     MSBF  MSB Financial, Inc of MI                16.48  148.08   24.44  148.08   19.48         0.30    2.00   32.97
     MARN  Marion Capital Holdings of IN           17.22  105.63   19.14  107.99   17.22         0.88    3.78   65.19
     MRKF  Market Fin. Corp. of OH                   NM   109.65   30.29  109.65     NM          0.28    2.26   68.29
     MASB  MassBank Corp. of Reading MA*           12.75  125.60   14.83  127.20   14.77         1.08    2.77   35.29
     MFLR  Mayflower Co-Op. Bank of MA*            14.52  165.30   15.27  167.70   16.72         0.80    3.30   47.90
     MDBK  Medford Bancorp, Inc. of MA*            12.05  141.59   12.87  149.02   12.79         0.40    2.39   28.78
     MWBX  MetroWest Bank of MA*                   12.73  200.57   14.92  200.57   12.96         0.20    2.86   36.36
     METF  Metropolitan Fin. Corp. of OH           11.56  191.62    7.16  206.73   13.44         0.00    0.00    0.00
     MIFC  Mid Iowa Financial Corp. of IA(8)       17.41  177.88   17.67  178.11   17.63         0.08    0.58   10.13
     MCBN  Mid-Coast Bancorp of ME                 13.52  112.24    9.01  112.24   15.57         0.20    2.42   32.79
     MWBI  Midwest Bancshares, Inc. of IA          10.24  117.75    8.67  117.75   11.82         0.36    2.77   28.35
     MFFC  Milton Fed. Fin. Corp. of OH            20.90  119.15   13.31  119.15   25.93         0.60    4.29     NM
     MBSP  Mitchell Bancorp, Inc. of NC(8)           NM    97.84   38.38   97.84     NM          0.80    5.20     NM
     MBBC  Monterey Bay Bancorp of CA                NM   103.93   11.19  113.61     NM          0.12    0.96   36.36
     MONT  Montgomery Fin. Corp. of IN             16.94   85.57   14.45   85.57   16.94         0.22    2.10   35.48
     MSBK  Mutual SB, FSB of Bay City MI             NM    90.69    5.49   90.69     NM          0.00    0.00     NM
     MYST  Mystic Financial of MA*                 19.97   92.87   16.47   92.87   21.34         0.20    1.62   32.26
     NHTB  NH Thrift Bancshares of NH              12.86  140.87   11.47  161.22   13.87         0.60    3.38   43.48
     NSLB  NS&L Bancorp, Inc of Neosho MO          21.67   77.06   14.24   77.57   22.03         0.50    3.85     NM
     NSSY  NSS Bancorp of CT(8)*                   22.94  215.61   18.24  221.04   26.04         0.52    1.04   23.85
     NMSB  Newmil Bancorp, Inc. of CT*             15.59  140.18   13.11  140.18   20.37         0.36    2.85   44.44
     NBCP  Niagara Bancorp of NY MHC(45.4*           NM   129.91   23.66  129.91   25.29         0.12    1.05   40.00
     NBSI  North Bancshares of Chicago IL            NM   115.05   12.21  115.05     NM          0.40    3.33     NM
     FFFD  North Central Bancshares of IA          12.46  110.42   16.41  126.99   12.64         0.32    1.81   22.54
     NEIB  Northeast Indiana Bncrp of IN           12.99  112.94   14.73  112.94   12.99         0.36    2.18   28.35
     NWSB  Northwest Bcrp MHC of PA (30.8          26.67  258.06   21.95  287.08   27.27         0.16    1.33   35.56
     NWEQ  Northwest Equity Corp. of WI            11.92  123.80   14.98  123.80   13.14         0.68    3.78   45.03
     NTMG  Nutmeg FS&LA of CT                      13.79  190.17   11.53  190.17   26.09         0.20    1.67   22.99
     OHSL  OHSL Financial Corp. of OH              16.87  130.11   14.10  130.11   18.18         0.50    3.57   60.24
     OCFC  Ocean Fin. Corp. of NJ                  16.06  104.55   14.33  105.06   16.06         0.48    3.21   51.61
     OTFC  Oregon Trail Fin. Corp. of OR           15.96   83.75   19.06   83.75   15.96         0.24    1.81   28.92
     OFCP  Ottawa Financial Corp. of MI            16.67  173.85   14.29  211.98   18.70         0.40    1.74   28.99
     PFFB  PFF Bancorp of Pomona CA                14.53  107.82    8.18  108.99   15.22         0.00    0.00    0.00
     PSFI  PS Financial of Chicago IL              25.31   94.32   25.25   94.32   14.56         0.52    4.89     NM
     PSBI  PSB Bancorp Inc. of PA*                 20.78   81.72   16.19   81.72   20.78         0.00    0.00    0.00
     PVFC  PVF Capital Corp. of OH                 10.98  172.63   12.44  172.63   11.74         0.00    0.00    0.00
     PBCI  Pamrapo Bancorp, Inc. of NJ             14.70  134.37   16.73  134.99   15.28         1.12    4.79   70.44

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

                                                       Exhibit IB (continued)
                                                Weekly Thrift Market Line - Part Two
                                                    Prices As Of November 6, 1998


                                                                  Key Financial Ratios                         Asset Quality Ratios
                                               ----------------------------------------------------------    -----------------------
                                                        Tang.     Reported Earnings       Core Earnings
                                               Equity/ Equity/ -----------------------    ---------------      NPAs   Resvs/  Resvs/
     Financial Institution                     Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans
     ---------------------                     ------- ------- ------- ------- -------    ------- -------    ------- ------- -------
                                                  (%)     (%)     (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)
     NASDAQ Listed OTC Companies (continued)
     ---------------------------------------
     PFED  Park Bancorp of Chicago IL           20.33    20.33    0.92    4.28    4.78       0.93    4.34       0.07  390.63    0.67
     PVSA  Parkvale Financial Corp of PA         7.48     7.44    1.08   13.97    8.63       1.06   13.74       0.43  272.64    1.51
     PBHC  Pathfinder BC MHC of NY (45.2)*      11.89    10.15    0.74    6.28    4.93       0.63    5.33       1.40   32.66    0.69
     PEEK  Peekskill Fin. Corp. of NY           21.57    21.57    0.98    4.06    4.77       1.00    4.12       0.75   46.50    1.32
     PFSB  PennFed Fin. Services of NJ           6.66     5.84    0.76   11.00    9.02       0.72   10.38       0.46   39.60    0.26
     PWBK  Pennwood Bancorp, Inc. of PA         17.27    17.27    0.59    3.29    3.59       0.65    3.62       1.44   58.95    1.15
     PBKB  People's Bancshares of MA*            3.78     3.62    0.73   17.53    7.98       0.28    6.65        NA      NA     0.92
     TSBS  Peoples Bancorp Inc of NJ(8)*        39.22    38.06    1.30    5.03    2.55       1.25    4.85       0.84   55.53    0.84
     PFDC  Peoples Bancorp of Auburn IN         14.96    14.96    1.45    9.60    6.59       1.45    9.60        NA      NA     0.35
     PBCT  Peoples Bank, MHC of CT (41.2)*       8.91     7.46    1.22   13.50    5.86       0.73    8.08       0.59  177.88    1.64
     PFFC  Peoples Fin. Corp. of OH             17.34    17.34    1.15    6.30    6.45       0.53    2.93        NA      NA     0.30
     PHBK  Peoples Heritage Fin Grp of ME*       7.41     6.16    0.94   12.97    3.84       1.26   17.41        NA      NA     1.28
     PSFC  Peoples Sidney Fin. Corp of OH       18.52    18.52    1.18    4.96    4.06       1.18    4.96       0.91   44.42    0.45
     PERM  Permanent Bancorp, Inc. of IN         8.58     7.00    0.59    6.31    4.96       0.56    6.00       0.18  223.89    0.75
     PCBC  Perry Co. Fin. Corp. of MO           18.47    18.47    0.98    5.17    5.11       0.97    5.12        NA      NA     0.16
     PHFC  Pittsburgh Home Fin Corp of PA        6.93     6.86    0.70    8.13    7.93       0.62    7.21       1.20   38.73    0.81
     PFSL  Pocahontas Bancorp of AR             14.44    14.00    0.68    7.04    4.42       0.68    7.04       0.26  159.98    0.88
     PTRS  Potters Financial Corp of OH          8.53     8.53    0.76    8.64    7.07       0.68    7.77       0.32  541.52    2.35
     PHSB  Ppls Home SB, MHC of PA (45.0)       12.37    12.37    0.72    5.58    3.96       0.66    5.10       0.21  252.66    1.29
     PRBC  Prestige Bancorp of PA                8.98     8.98    0.46    4.55    5.36       0.44    4.42       0.40   72.32    0.41
     PFNC  Progress Financial Corp. of PA        6.92     6.18    0.82   14.39    5.55       0.74   12.90        NA      NA     1.19
     PROV  Provident Fin. Holdings of CA         9.96     9.96    0.68    6.05    6.83       0.24    2.18       0.67  112.01    0.88
     PULB  Pulaski Bk,SB MHC of MO (29.8)(8)    13.42    13.42    1.11    8.38    4.94       0.91    6.88       0.98   39.77    0.51
     PLSK  Pulaski SB, MHC of NJ (47.0)         11.77    11.77    0.51    4.32    3.95       0.54    4.61       0.62   85.06    0.97
     PULS  Pulse Bancorp of S. River NJ(8)       8.44     8.44    1.04   12.60    6.20       1.04   12.60        NA      NA     1.27
     QCFB  QCF Bancorp of Virginia MN           17.49    17.49    1.72    9.92    7.96       1.67    9.62       0.08     NA     1.92
     QCBC  Quaker City Bancorp of CA             8.87     8.87    0.87   10.00    8.13       0.81    9.31       0.83  103.46    1.07
     QCSB  Queens County Bancorp of NY*          8.67     8.67    1.54   15.23    3.95       1.52   14.97       0.44  125.66    0.63
     RARB  Raritan Bancorp of Raritan NJ(8)*     7.74     7.66    1.00   13.30    4.89       0.96   12.83       0.30  294.38    1.23
     RELY  Reliance Bancorp, Inc. of NY          7.44     5.12    0.82   10.05    7.74       0.81    9.95       0.40   90.40    0.92
     RELI  Reliance Bancshares Inc of WI(8)     52.92    52.92    1.28    2.56    2.49       1.22    2.45       0.47   85.79    0.65
     RCBK  Richmond County Fin Corp of NY       19.48    19.42    0.52    2.99    1.76       1.40    8.08       0.24  191.44    1.01
     RIVR  River Valley Bancorp of IN           13.63    13.45    0.93    7.10    7.13       0.82    6.23       0.55  158.30    1.03
     RVSB  Riverview Bancorp of WA              23.08    22.36    1.69    8.33    5.65       1.60    7.87       0.28  137.60    0.63
     RSLN  Roslyn Bancorp, Inc. of NY*          15.43    15.35    1.29    7.43    6.21       1.23    7.10       0.16  412.78    1.89
     SCCB  S. Carolina Comm. Bnshrs of SC       19.62    19.62    0.88    3.88    5.19       0.88    3.88       1.87   32.63    0.81
     SFED  SFS Bancorp of Schenectady NY(8)     12.30    12.30    0.66    5.30    4.37       0.64    5.13        NA      NA     0.63
     SGVB  SGV Bancorp of W. Covina CA           6.82     6.74    0.42    5.55    5.78       0.41    5.41       0.79   40.46    0.46
     SISB  SIS Bancorp, Inc. of MA(8)*           7.14     7.14    0.73   10.11    3.78       0.91   12.58       0.26  488.24    2.66
     SWCB  Sandwich Bancorp of MA(8)*            8.39     8.16    0.97   11.94    4.38       0.92   11.31       0.57  138.76    1.16
     SKAN  Skaneateles Bancorp Inc of NY*        6.91     6.76    0.60    8.67    7.85       0.56    8.03       1.58   64.65    1.29
     SKBOD Skibo Fin Corp MHC of PA(45.0)       16.80    16.80    0.57    3.38    1.98       0.68    4.08       0.59   64.19    0.80
     SOBI  Sobieski Bancorp of S. Bend IN       13.91    13.91    0.62    4.31    4.90       0.60    4.19       0.08  315.79    0.31
     SFFS  Sound Bancorp MHC of NY (44.1)       19.05    19.05    1.20    6.29    6.30       1.20    6.29       0.52   72.34    0.77
     SSFC  South Street Fin. Corp. of NC*       16.92    16.92    0.45    2.28    2.63       0.45    2.28       0.23   91.68    0.40
     SBAN  SouthBanc Shares Inc. of SC          20.75    20.75    0.86    6.72    3.10       0.91    7.16       0.37  153.09    0.99
     SCBS  Southern Commun. Bncshrs of AL       17.34    17.34    1.21    7.33    5.77       1.21    7.33       0.19  602.29    1.69
     SMBC  Southern Missouri Bncrp of MO        15.47    15.47    0.67    4.11    4.30       0.70    4.29       1.49   55.70    1.08
     SVRN  Sovereign Bancorp, Inc. of PA         5.51     4.86    0.57   11.75    3.67       0.70   14.63        NA      NA     1.18
     STFR  St. Francis Cap. Corp. of WI          7.46     6.68    0.77    9.82    6.56       0.75    9.53        NA      NA     0.85
     SPBC  St. Paul Bancorp, Inc. of IL          9.60     9.56    1.08   11.84    5.79       1.04   11.36        NA      NA     0.88
     SFFC  StateFed Financial Corp. of IA       17.91    17.91    1.15    6.51    6.84       1.15    6.51       1.55   14.83    0.30
     SFIN  Statewide Fin. Corp. of NJ            9.72     9.70    0.79    8.16    7.45       0.75    7.83       0.47   95.71    0.89
     STSA  Sterling Financial Corp. of WA        5.38     2.37    0.36    6.67    5.33       0.51    9.57       0.57  118.79    1.06
     ROSE  T R Financial Corp. of NY*            6.36     6.36    1.05   16.77    7.10       0.88   14.07       0.49   76.53    0.65
     THRD  TF Financial Corp. of PA              7.55     6.46    0.60    7.06    6.23       0.54    6.31       0.30   99.86    0.92


                                                              Pricing Ratios                      Dividend Data(6)
                                                  -----------------------------------------      -----------------------
                                                                          Price/  Price/        Ind.   Divi-
                                                  Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
     Financial Institution                       Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
     ---------------------                       ------- ------- ------- ------- -------      ------- ------- -------
                                                    (X)     (%)     (%)     (%)     (x)          ($)     (%)     (%)
     NASDAQ Listed OTC Companies (continued)
     ---------------------------------------
     PFED  Park Bancorp of Chicago IL              20.90   88.40   17.98   88.40   20.61         0.00    0.00    0.00
     PVSA  Parkvale Financial Corp of PA           11.59  157.67   11.79  158.40   11.79         0.48    2.31   26.82
     PBHC  Pathfinder BC MHC of NY (45.2)*         20.28  124.85   14.85  146.26   23.89         0.20    1.86   37.74
     PEEK  Peekskill Fin. Corp. of NY              20.97   90.21   19.46   90.21   20.65         0.36    2.64   55.38
     PFSB  PennFed Fin. Services of NJ             11.08  120.62    8.04  137.68   11.75         0.16    1.17   13.01
     PWBK  Pennwood Bancorp, Inc. of PA            27.83   97.46   16.84   97.46   25.30         0.28    2.52   70.00
     PBKB  People's Bancshares of MA*              12.54  212.56    8.04  222.09     NM          0.76    3.65   45.78
     TSBS  Peoples Bancorp Inc of NJ(8)*             NM   116.90   45.85  120.48     NM          0.10    0.91   35.71
     PFDC  Peoples Bancorp of Auburn IN            15.18  143.23   21.43  143.23   15.18         0.48    2.41   36.64
     PBCT  Peoples Bank, MHC of CT (41.2)*         17.07  213.32   19.01  254.69   28.50         0.92    3.23   55.09
     PFFC  Peoples Fin. Corp. of OH                15.49  101.01   17.52  101.01     NM          0.60    5.45     NM
     PHBK  Peoples Heritage Fin Grp of ME*         26.07  240.41   17.80  289.20   19.42         0.44    2.22   57.89
     PSFC  Peoples Sidney Fin. Corp of OH          24.64  154.69   28.65  154.69   24.64         0.28    1.65   40.58
     PERM  Permanent Bancorp, Inc. of IN           20.16  122.19   10.48  149.70   21.19         0.24    1.92   38.71
     PCBC  Perry Co. Fin. Corp. of MO              19.55   98.65   18.22   98.65   19.75         0.50    2.53   49.50
     PHFC  Pittsburgh Home Fin Corp of PA          12.61  105.07    7.29  106.23   14.22         0.24    1.66   20.87
     PFSL  Pocahontas Bancorp of AR                22.65  103.66   14.97  106.97   22.65         0.24    2.65   60.00
     PTRS  Potters Financial Corp of OH            14.14  121.74   10.39  121.74   15.73         0.28    2.00   28.28
     PHSB  Ppls Home SB, MHC of PA (45.0)          25.22  137.76   17.04  137.76   27.60         0.28    1.91   48.28
     PRBC  Prestige Bancorp of PA                  18.66   86.83    7.80   86.83   19.20         0.20    1.51   28.17
     PFNC  Progress Financial Corp. of PA          18.03  172.85   11.96  193.58   20.12         0.16    1.15   20.78
     PROV  Provident Fin. Holdings of CA           14.64   89.73    8.94   89.73     NM          0.00    0.00    0.00
     PULB  Pulaski Bk,SB MHC of MO (29.8)(8)       20.26  164.53   22.08  164.53   24.68         1.10    5.71     NM
     PLSK  Pulaski SB, MHC of NJ (47.0)            25.29  106.55   12.54  106.55   23.71         0.30    2.64   66.67
     PULS  Pulse Bancorp of S. River NJ(8)         16.13  195.00   16.45  195.00   16.13         0.80    2.85   45.98
     QCFB  QCF Bancorp of Virginia MN              12.56  126.69   22.16  126.69   12.95         0.00    0.00    0.00
     QCBC  Quaker City Bancorp of CA               12.31  117.13   10.38  117.13   13.22         0.00    0.00    0.00
     QCSB  Queens County Bancorp of NY*            25.35     NM    37.54     NM    25.78         0.80    2.67   67.80
     RARB  Raritan Bancorp of Raritan NJ(8)*       20.47  256.04   19.83  258.68   21.21         0.60    1.71   35.09
     RELY  Reliance Bancorp, Inc. of NY            12.92  130.75    9.73  189.87   13.04         0.72    2.67   34.45
     RELI  Reliance Bancshares Inc of WI(8)          NM   103.10   54.56  103.10     NM          0.00    0.00    0.00
     RCBK  Richmond County Fin Corp of NY            NM   123.24   24.01  123.63   21.07         0.24    1.56     NM
     RIVR  River Valley Bancorp of IN              14.02   96.53   13.16   97.78   15.96         0.22    1.47   20.56
     RVSB  Riverview Bancorp of WA                 17.71  127.25   29.36  131.31   18.75         0.24    1.88   33.33
     RSLN  Roslyn Bancorp, Inc. of NY*             16.11  124.51   19.21  125.12   16.87         0.40    2.24   36.04
     SCCB  S. Carolina Comm. Bnshrs of SC          19.29   83.18   16.32   83.18   19.29         0.64    4.74     NM
     SFED  SFS Bancorp of Schenectady NY(8)        22.89  119.90   14.75  119.90   23.64         0.32    1.47   33.68
     SGVB  SGV Bancorp of W. Covina CA             17.31   96.91    6.61   98.11   17.76         0.00    0.00    0.00
     SISB  SIS Bancorp, Inc. of MA(8)*             26.49  242.64   17.33  242.64   21.29         0.64    1.44   38.10
     SWCB  Sandwich Bancorp of MA(8)*              22.81  256.21   21.50  263.58   24.09         1.40    2.51   57.14
     SKAN  Skaneateles Bancorp Inc of NY*          12.73  106.10    7.33  108.44   13.75         0.28    2.04   25.93
     SKBOD Skibo Fin Corp MHC of PA(45.0)            NM   171.09   28.74  171.09     NM          0.20    1.65     NM
     SOBI  Sobieski Bancorp of S. Bend IN          20.42   86.10   11.98   86.10   21.01         0.32    2.21   45.07
     SFFS  Sound Bancorp MHC of NY (44.1)          15.87   99.80   19.02   99.80   15.87         0.00    0.00    0.00
     SSFC  South Street Fin. Corp. of NC*            NM   113.70   19.24  113.70     NM          0.40    4.77     NM
     SBAN  SouthBanc Shares Inc. of SC               NM   112.87   23.42  112.87     NM          0.48    2.40     NM
     SCBS  Southern Commun. Bncshrs of AL          17.33  125.48   21.76  125.48   17.33         0.30    2.31   40.00
     SMBC  Southern Missouri Bncrp of MO           23.26  103.08   15.94  103.08   22.33         0.50    2.99   69.44
     SVRN  Sovereign Bancorp, Inc. of PA           27.25  227.76   12.54  258.32   21.88         0.08    0.55   15.09
     STFR  St. Francis Cap. Corp. of WI            15.25  149.47   11.15  167.06   15.72         0.64    1.57   23.88
     SPBC  St. Paul Bancorp, Inc. of IL            17.26  195.18   18.73  195.91   18.00         0.60    2.85   49.18
     SFFC  StateFed Financial Corp. of IA          14.62   92.50   16.57   92.50   14.62         0.20    2.11   30.77
     SFIN  Statewide Fin. Corp. of NJ              13.43  111.99   10.88  112.15   14.01         0.52    3.20   42.98
     STSA  Sterling Financial Corp. of WA          18.75  117.19    6.30  265.79   13.07         0.00    0.00    0.00
     ROSE  T R Financial Corp. of NY*              14.09  220.20   14.01  220.20   16.79         0.88    2.65   37.29
     THRD  TF Financial Corp. of PA                16.06  119.99    9.06  140.27   17.95         0.48    2.43   39.02

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

                                                       Exhibit IB (continued)
                                                Weekly Thrift Market Line - Part Two
                                                    Prices As Of November 6, 1998


                                                                Key Financial Ratios                           Asset Quality Ratios
                                               ----------------------------------------------------------    -----------------------
                                                        Tang.     Reported Earnings       Core Earnings
                                               Equity/ Equity/ -----------------------    ---------------      NPAs   Resvs/  Resvs/
     Financial Institution                     Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans
     ---------------------                     ------- ------- ------- ------- -------    ------- -------    ------- ------- -------
                                                  (%)     (%)     (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)
     NASDAQ Listed OTC Companies (continued)
     ---------------------------------------
     THTL  Thistle Group Holdings of PA         27.80    27.80    1.37    4.91    5.89       1.37    4.91       0.22   98.57    0.76
     TSBK  Timberland Bancorp of WA             32.35    32.35    1.80    9.17    5.07       1.68    8.53        NA      NA     0.86
     TRIC  Tri-County Bancorp of WY             16.74    16.74    1.05    6.57    6.32       0.99    6.24       0.03     NA     0.94
     TWIN  Twin City Bancorp, Inc. of TN        12.67    12.67    1.02    7.92    6.47       0.82    6.41       0.37   27.12    0.14
     USAB  USABancshares, Inc of PA*             9.74     9.68    0.59    6.21    3.41       0.73    7.64       1.08   49.32    0.90
     UCBC  Union Community Bancorp of IN        40.02    40.02    1.44    5.52    3.87       1.44    5.52       0.33   99.15    0.40
     UCFC  United Community Fin. of OH          32.31    32.31    1.50    4.65    4.14       1.50    4.65       0.51   72.00    0.95
     UBMT  United Fin. Corp. of MT              14.74    14.25    1.12    7.57    5.57       1.09    7.40       0.42  156.46    1.02
     UTBI  United Tenn. Bancshares of TN        27.03    27.03    1.36    9.53    5.74       1.36    9.53       0.57  148.60    1.27
     WHGB  WHG Bancshares of MD                 15.28    15.28    0.58    3.18    3.83       0.58    3.18       0.65   41.31    0.46
     WSFS  WSFS Financial Corp. of DE*           5.96     5.93    1.13   19.24    8.00       1.09   18.56       1.17  128.88    3.15
     WVFC  WVS Financial Corp. of PA            11.10    11.10    1.20   10.72    6.52       1.30   11.60        NA      NA     1.19
     WRNB  Warren Bancorp of Peabody MA*        10.59    10.59    1.61   15.02    8.27       1.52   14.23       0.90  116.78    1.56
     WSBI  Warwick Community Bncrp of NY*       20.99    20.99    0.32    1.46    1.32       1.08    4.93       0.69   67.04    0.80
     WFSL  Washington Federal, Inc. of WA       13.61    12.66    1.98   14.88    8.11       1.91   14.40       0.52   81.10    0.57
     WAYN  Wayne Svgs Bks MHC of OH (48.2        9.53     9.53    0.71    7.52    3.44       0.64    6.80        NA      NA     0.35
     WCFB  Wbstr Cty FSB MHC of IA (45.6)       23.41    23.41    1.40    5.95    3.71       1.40    5.95       0.07  534.72    0.69
     WBST  Webster Financial Corp. of CT         6.17     5.29    0.75   13.27    5.67       0.77   13.52       0.39  159.51    1.14
     WEFC  Wells Fin. Corp. of Wells MN         13.55    13.55    1.22    8.42    8.72       1.11    7.67        NA      NA      NA
     WEBK  West Essex MHC of NJ (42.2)          13.43    13.43    0.34    2.51    2.70       0.34    2.51       1.10   54.38    1.60
     WCBI  WestCo Bancorp, Inc. of IL(8)        15.06    15.06    1.42    9.21    5.50       1.41    9.16       0.56   50.90    0.36
     WSTR  WesterFed Fin. Corp. of MT           11.15     9.16    0.71    6.63    7.07       0.69    6.47       0.52   94.24    0.74
     WOFC  Western Ohio Fin. Corp. of OH        14.52    13.58    0.07    0.51    0.55       0.06    0.43       1.29   74.24    1.36
     WEHO  Westwood Hmstd Fin Corp of OH        19.51    19.51    0.76    3.32    3.90       1.05    4.62       0.29   82.74    0.26
     FFWD  Wood Bancorp of OH                   13.57    13.57    1.43   11.15    6.72       1.16    9.02       0.16  243.12    0.48
     YFCB  Yonkers Fin. Corp. of NY             10.30    10.30    0.89    6.80    7.79       0.80    6.18       0.28  123.06    0.66
     YFED  York Financial Corp. of PA            8.89     8.89    0.84    9.54    5.77       0.66    7.56       2.25   31.83    0.90


                                                               Pricing Ratios                      Dividend Data(6)
                                                   -----------------------------------------      -----------------------
                                                                           Price/  Price/        Ind.   Divi-
                                                   Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
     Financial Institution                        Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
     ---------------------                        ------- ------- ------- ------- -------      ------- ------- -------
                                                     (X)     (%)     (%)     (%)     (x)          ($)     (%)     (%)
     NASDAQ Listed OTC Companies (continued)
     ---------------------------------------
     THTL  Thistle Group Holdings of PA             16.98   83.41   23.19   83.41   16.98         0.20    2.22   37.74
     TSBK  Timberland Bancorp of WA                 19.72  103.32   33.43  103.32   21.21         0.24    1.71   33.80
     TRIC  Tri-County Bancorp of WY                 15.82  100.48   16.82  100.48   16.67         0.44    3.52   55.70
     TWIN  Twin City Bancorp, Inc. of TN            15.45  121.79   15.43  121.79   19.10         0.40    2.91   44.94
     USAB  USABancshares, Inc of PA*                29.35  116.49   11.34  117.20   23.84         0.00    0.00    0.00
     UCBC  Union Community Bancorp of IN            25.81   85.30   34.14   85.30   25.81         0.38    3.13     NM
     UCFC  United Community Fin. of OH              24.14  112.27   36.28  112.27   24.14         0.00    0.00    0.00
     UBMT  United Fin. Corp. of MT                  17.96  136.01   20.05  140.74   18.37         1.00    4.12   74.07
     UTBI  United Tenn. Bancshares of TN            17.44   89.52   24.20   89.52   17.44         0.00    0.00    0.00
     WHGB  WHG Bancshares of MD                     26.09   82.64   12.63   82.64   26.09         0.32    2.67   69.57
     WSFS  WSFS Financial Corp. of DE*              12.50  228.44   13.61  229.33   12.96         0.12    0.68    8.45
     WVFC  WVS Financial Corp. of PA                15.34  163.16   18.11  163.16   14.17         0.60    4.03   61.86
     WRNB  Warren Bancorp of Peabody MA*            12.09  178.79   18.94  178.79   12.76         0.36    3.92   47.37
     WSBI  Warwick Community Bncrp of NY*             NM   110.28   23.15  110.28   22.47         0.16    1.11     NM
     WFSL  Washington Federal, Inc. of WA           12.33  179.41   24.41  192.86   12.74         0.92    3.44   42.40
     WAYN  Wayne Svgs Bks MHC of OH (48.2           29.11  213.78   20.37  213.78     NM          0.62    2.92     NM
     WCFB  Wbstr Cty FSB MHC of IA (45.6)           26.98  158.14   37.01  158.14   26.98         0.80    4.71     NM
     WBST  Webster Financial Corp. of CT            17.65  186.99   11.54  218.15   17.32         0.44    1.58   27.85
     WEFC  Wells Fin. Corp. of Wells MN             11.47  109.84   14.89  109.84   12.59         0.60    3.58   41.10
     WEBK  West Essex MHC of NJ (42.2)                NM    92.94   12.48   92.94     NM          0.00    0.00    0.00
     WCBI  WestCo Bancorp, Inc. of IL(8)            18.18  170.43   25.67  170.43   18.28         0.68    2.00   36.36
     WSTR  WesterFed Fin. Corp. of MT               14.15   91.52   10.20  111.42   14.48         0.54    2.96   41.86
     WOFC  Western Ohio Fin. Corp. of OH              NM    96.37   13.99  103.03     NM          1.00    4.60     NM
     WEHO  Westwood Hmstd Fin Corp of OH            25.61  102.84   20.06  102.84   18.42         0.40    3.81     NM
     FFWD  Wood Bancorp of OH                       14.89  156.80   21.29  156.80   18.40         0.36    2.72   40.45
     YFCB  Yonkers Fin. Corp. of NY                 12.84   92.29    9.50   92.29   14.14         0.32    2.29   29.36
     YFED  York Financial Corp. of PA               17.34  158.45   14.08  158.45   21.88         0.50    2.72   47.17

                                    EXHIBIT 2

                 Pro Forma Analysis Sheet: Fully Converted Basis

                                                                       EXHIBIT 2

                            PRO FORMA ANALYSIS SHEET
                           Revere Federal Savings Bank
                          Prices as of November 6, 1998

                                                                  Peer Group    Massachusetts Companies    SAIF-Insured Institutions
                                                    Subject @   ---------------  -----------------------  --------------------------
    Price Multiple                       Symbol     Midpoint     Mean   Median       Mean     Median         Mean          Median
    --------------                       ------     --------     ----   ------       ----     ------         ----          ------
    Price/Reported Earnings Multiple =    P/E     17.87      x 19.55x   18.97x     15.72x     12.73x       17.58x          16.98x
    Price/Core Earnings Multiple     =    P/CE    17.87      x 20.60x   19.48x     19.66x     14.30x       18.25x          17.85x
    Price/Book Ratio                 =    P/B     59.31%       85.49%   83.18%    113.57%    141.59%      128.99%         118.14%
    Price/Tangible Book Ratio        =    P/TB    59.31%       86.64%   84.71%    115.77%    149.02%      134.50%         121.79%
    Price/Assets Ratio               =    P/A      7.84%       19.51%   18.99%      9.28%     14.83%       16.24%          14.92%

    Valuation Parameters
    --------------------
    Pre-Conv. Reported Earnings(Y)             $291,000                   ESOP Stock Purchases (E)            8.00% (5)
    Pre-Conversion Core Earnings               $291,000                   Cost of ESOP Borrowings (S)         0.00% (4)
    Pre-Conversion Book Value (B)            $6,484,000                   ESOP Amortization (T)               10.00 years
    Pre-Conv. Tang. Book Value (B)           $6,484,000                   RRP Amount (M)                      4.00%
    Pre-Conversion Assets (A)               $89,468,000                   RRP Vesting (N)                      5.00 years (5)
    Reinvestment Rate (2)(R)                      3.28%                   Percentage Sold (PCT)             100.00%
    Est. Conversion Expenses (3)(X)               5.85%
    Tax rate (TAX)                               39.00%

    Calculation of Pro Forma Value After Conversion
    -----------------------------------------------
    1.    V=                P/E * (Y)                                            V=        $7,500,000
            --------------------------------------------------------------
            1 - P/E * PCT * ((1-X-E-M-F)*R - (1-TAX)*E/T - (1-TAX)*M/N)

    2.    V=              P/B * (B+Z)                                            V=        $7,500,000
            ---------------------------
            1 - P/B * PCT * (1-X-E-M-F)

    3.    V=              P/A * (A+Z)                                            V=        $7,500,000
            ---------------------------
            1 - P/A * PCT * (1-X-E-M-F)

                                                                                                                  Aggregate
                                                 Shares Sold to   Price Per    Gross Offering   Total Shares    Market Value
    Conclusion                                      Public          Share       Proceeds          Issued      of Stock Issued
    -----------                                     ------          -----       --------          ------      ---------------
    Minimum                                        637,500          10.00      $6,375,000         637,500         6,375,000
    Midpoint                                       750,000          10.00       7,500,000         750,000         7,500,000
    Maximum                                        862,500          10.00       8,625,000         862,500         8,625,000
    Supermaximum                                   991,875          10.00       9,918,750         991,875         9,918,750

----------
(1)  Pricing ratios shown reflect the midpoint value.
(2)  Net return reflects a reinvestment rate of 5.37 percent,  and a tax rate of
     39.00 percent.
(3)  Offering expenses shown at estimated midpoint value.
(4)  No cost is applicable since holding company will fund the ESOP loan.
(5) ESOP and MRP amortize over 10 years and 5 years, respectively; amortization tax effected at 39.00 percent.

                                   EXHIBIT 3

         Pro Forma Effect of Conversion Proceeds: Fully Converted Basis

                                    Exhibit 3
                     PRO FORMA EFFECT OF CONVERSION PROCEEDS
                             Revere Federal Savings
                                 At the Minimum

1.   Offering Proceeds                                                                                                $6,375,000
     Less: Estimated Offering Expenses                                                                                   425,952
                                                                                                                      ----------
     Net Conversion Proceeds                                                                                          $5,949,048

2.   Estimated Additional Income from Conversion Proceeds

     Net Conversion Proceeds                                                                                          $5,949,048
     Less: Non-Cash Stock Purchases (1)                                                                                  765,000
                                                                                                                      ----------
     Net Proceeds Reinvested                                                                                          $5,184,048
     Estimated net incremental rate of return                                                                               3.28%
                                                                                                                      ----------
     Earnings Increase                                                                                                $  169,814
       Less: Estimated cost of ESOP borrowings (2)                                                                             0
       Less: Amortization of ESOP borrowings (3)                                                                          31,110
       Less: Recognition Plan Vesting (4)                                                                                 31,110
                                                                                                                      ----------
     Net Earnings Increase                                                                                            $  107,594

                                                                                                        Net
                                                                             Before                  Earnings             After
3.   Pro Forma Earnings                                                    Conversion                Increase           Conversion
                                                                           ----------                --------           ----------
     12 Months ended Sept. 30, 1998 (reported)                              $291,000                 $107,594           $398,594
     12 Months ended Sept. 30, 1998 (core)                                  $291,000                 $107,594           $398,594

                                                          Before            Net Cash                                      After
4.   Pro Forma Net Worth                                Conversion          Proceeds                                    Conversion
                                                        ----------          --------                                    ----------
     Sept. 30, 1998                                    $6,484,000           $5,184,048                                 $11,668,048
     Sept. 30, 1998 (Tangible)                         $6,484,000           $5,184,048                                 $11,668,048

                                                          Before            Net Cash                                      After
5.   Pro Forma Assets                                   Conversion          Proceeds                                    Conversion
                                                        ----------          --------                                    ----------
      Sept. 30, 1998                                    $89,468,000         $5,184,048                                 $94,652,048


(1) Includes ESOP and MRP stock purchases equal to 8.0 and 4.0 percent of the offering, respectively.
(2) ESOP stock purchases are internally financed by a loan from the holding company.
(3) ESOP borrowings are amortized over 10 years, amortization expense is tax-effected at a 39.00 percent rate.
(4)  MRP is amortized over 5 years, and amortization  expense is tax effected at
     39.00 percent.

                                    Exhibit 3
                     PRO FORMA EFFECT OF CONVERSION PROCEEDS
                             Revere Federal Savings
                                 At the Midpoint

1.   Offering Proceeds                                                                                                 $7,500,000
     Less: Estimated Offering Expenses                                                                                    438,473
                                                                                                                       ----------
     Net Conversion Proceeds                                                                                           $7,061,527


2.   Estimated Additional Income from Conversion Proceeds

     Net Conversion Proceeds                                                                                           $7,061,527
     Less: Non-Cash Stock Purchases (1)                                                                                   900,000
                                                                                                                       ----------
     Net Proceeds Reinvested                                                                                           $6,161,527
     Estimated net incremental rate of return                                                                                3.28%
                                                                                                                       ----------
     Earnings Increase                                                                                                 $  201,833
       Less: Estimated cost of ESOP borrowings (2)                                                                              0
       Less: Amortization of ESOP borrowings (3)                                                                           36,600
       Less: Recognition Plan Vesting (4)                                                                                  36,600
                                                                                                                       ----------
     Net Earnings Increase                                                                                             $  128,633

                                                                                                        Net
                                                                             Before                  Earnings             After
3.   Pro Forma Earnings                                                    Conversion                Increase           Conversion
                                                                           ----------                --------           ----------
     12 Months ended Sept. 30, 1998 (reported)                              $291,000                 $128,633            $419,633
     12 Months ended Sept. 30, 1998 (core)                                  $291,000                 $128,633            $419,633

                                                          Before            Net Cash                                      After
4.   Pro Forma Net Worth                                Conversion          Proceeds                                    Conversion
                                                        ----------          --------                                    ----------
     Sept. 30, 1998                                    $ 6,484,000         $6,161,527                                 $12,645,527
     Sept. 30, 1998 (Tangible)                         $ 6,484,000         $6,161,527                                 $12,645,527

                                                          Before            Net Cash                                      After
5.   Pro Forma Assets                                   Conversion          Proceeds                                    Conversion
                                                        ----------          --------                                    ----------
      Sept. 30, 1998                                   $89,468,000         $6,161,527                                 $95,629,527

(1) Includes ESOP and MRP stock purchases equal to 8.0 and 4.0 percent of the offering, respectively.
(2) ESOP stock purchases are internally financed by a loan from the holding company.
(3) ESOP borrowings are amortized over 10 years, amortization expense is tax-effected at a 39.00 percent rate.
(4)  MRP is amortized over 5 years, and amortization  expense is tax effected at
     39.00 percent.

                                    Exhibit 3
                     PRO FORMA EFFECT OF CONVERSION PROCEEDS
                             Revere Federal Savings
                                 At the Maximum

1.   Offering Proceeds                                                                                                 $8,625,000
     Less: Estimated Offering Expenses                                                                                    450,994
                                                                                                                       ----------
     Net Conversion Proceeds                                                                                           $8,174,006


2.   Estimated Additional Income from Conversion Proceeds
     Net Conversion Proceeds                                                                                           $8,174,006
     Less: Non-Cash Stock Purchases (1)                                                                                 1,035,000
                                                                                                                       ----------
     Net Proceeds Reinvested                                                                                           $7,139,006
     Estimated net incremental rate of return                                                                                3.28%
                                                                                                                       ----------
     Earnings Increase                                                                                                 $  233,852
       Less: Estimated cost of ESOP borrowings (2)                                                                              0
       Less: Amortization of ESOP borrowings (3)                                                                           42,090
       Less: Recognition Plan Vesting (4)                                                                                  42,090
                                                                                                                       ----------
     Net Earnings Increase                                                                                             $  149,672

                                                                                                        Net
                                                                             Before                  Earnings           After
3.   Pro Forma Earnings                                                    Conversion                Increase         Conversion
                                                                           ----------                --------         ----------
     12 Months ended Sept. 30, 1998 (reported)                              $291,000                 $149,672            $440,672
     12 Months ended Sept. 30, 1998 (core)                                  $291,000                 $149,672            $440,672

                                                          Before            Net Cash                                    After
4.   Pro Forma Net Worth                                Conversion          Proceeds                                  Conversion
                                                        ----------          --------                                  ----------
     Sept. 30, 1998                                    $ 6,484,000         $7,139,006                                 $13,623,006
     Sept. 30, 1998 (Tangible)                         $ 6,484,000         $7,139,006                                 $13,623,006

                                                          Before            Net Cash                                    After
5.   Pro Forma Assets                                   Conversion          Proceeds                                  Conversion
                                                        ----------          --------                                  ----------
      Sept. 30, 1998                                   $89,468,000         $7,139,006                                 $96,607,006

(1) Includes ESOP and MRP stock purchases equal to 8.0 and 4.0 percent of the offering, respectively.
(2) ESOP stock purchases are internally financed by a loan from the holding company.
(3) ESOP borrowings are amortized over 10 years, amortization expense is tax-effected at a 39.00 percent rate.
(4)  MRP is amortized over 5 years, and amortization  expense is tax effected at
     39.00 percent.

                                    Exhibit 3
                     PRO FORMA EFFECT OF CONVERSION PROCEEDS
                             Revere Federal Savings
                            At the Supermaximum Value

1.   Offering Proceeds                                                                                                 $9,918,750
     Less: Estimated Offering Expenses                                                                                    465,366
                                                                                                                       ----------
     Net Conversion Proceeds                                                                                           $9,453,384

2.   Estimated Additional Income from Conversion Proceeds
     Net Conversion Proceeds                                                                                           $9,453,384
     Less: Non-Cash Stock Purchases (1)                                                                                 1,190,250
                                                                                                                       ----------
     Net Proceeds Reinvested                                                                                           $8,263,134
     Estimated net incremental rate of return                                                                                3.28%
                                                                                                                       ----------
     Earnings Increase                                                                                                 $  270,675
       Less: Estimated cost of ESOP borrowings (2)                                                                              0
       Less: Amortization of ESOP borrowings (3)                                                                           48,404
       Less: Recognition Plan Vesting (4)                                                                                  48,404
                                                                                                                       ----------
     Net Earnings Increase                                                                                             $  173,868

                                                                                                        Net
                                                                             Before                  Earnings             After
3.   Pro Forma Earnings                                                    Conversion                Increase           Conversion
                                                                           ----------                --------           ----------
     12 Months ended Sept. 30, 1998 (reported)                               $291,000                $173,868            $464,868
     12 Months ended Sept. 30, 1998 (core)                                   $291,000                $173,868            $464,868

                                                          Before            Net Cash                                      After
4.    Pro Forma Net Worth                               Conversion          Proceeds                                    Conversion
                                                        ----------          --------                                    ----------
      Sept. 30, 1998                                   $ 6,484,000         $8,263,134                                 $14,747,134
      Sept. 30, 1998 (Tangible)                        $ 6,484,000         $8,263,134                                 $14,747,134

                                                          Before            Net Cash                                      After
5.    Pro Forma Assets                                  Conversion          Proceeds                                    Conversion
                                                        ----------          --------                                    ----------
      Sept. 30, 1998                                   $89,468,000         $8,263,134                                 $97,731,134


(1) Includes ESOP and MRP stock purchases equal to 8.0 and 4.0 percent of the offering, respectively.
(2) ESOP stock purchases are internally financed by a loan from the holding company.
(3) ESOP borrowings are amortized over 10 years, amortization expense is tax-effected at a 39.00 percent rate.
(4)  MRP is amortized over 5 years, and amortization  expense is tax effected at
     39.00 percent.

                                   EXHIBIT 4

               Pro Forma Analysis Sheet: Minority Stock Offering

                                    EXHIBIT 4
                            PRO FORMA ANALYSIS SHEET
                           Revere Federal Savings Bank
                          Prices as of November 6, 1998


                                                Subject @        Peer Group      Massachusetts Companies  SAIF-Insured Institutions
                                                            ------------------- ------------------------ --------------------------
    Price Multiple                      Symbol   Midpoint    Mean     Median     Mean         Median       Mean       Median
    --------------                      ------   --------    ----     ------     ----         ------       ----       ------
    Price/Reported Earnings Multiple =   P/E      21.94x     23.83x     25.22x   15.72x       12.73x      17.58x       16.98x
    Price/Core Earnings Multiple     =   P/CE     21.94x     24.97x     25.15x   19.66x       14.30x      18.25x       17.85x
    Price/Book Ratio                 =   P/B      82.90%    159.39%    147.51%  113.57%      141.59%     128.99%      118.14%
    Price/Tangible Book Ratio        =   P/TB     82.90%    165.43%    147.51%  115.77%      149.02%     134.50%      121.79%
    Price/Assets Ratio               =   P/A       8.15%     21.27%     19.02%    9.28%       14.83%      16.24%       14.92%

    Valuation Parameters
    --------------------
    Pre-Conv. Reported Earnings(Y)             $289,002                   ESOP Stock Purchases (E)             8.00% (5)
    Pre-Conversion Core Earnings               $289,002                   Cost of ESOP Borrowings (S)          0.00% (4)
    Pre-Conversion Book Value (B)            $6,384,000                   ESOP Amortization (T)               10.00 years
    Pre-Conv. Tang. Book Value (B)           $6,384,000                   RRP Amount (M)                       4.00%
    Pre-Conversion Assets (A)               $89,368,000                   RRP Vesting (N)                      5.00 years (5)
    Reinvestment Rate (2)(R)                       3.28%                  Percentage Sold (PCT)               47.00%
    Est. Conversion Expenses (3)(X)               12.44%
    Tax rate (TAX)                                39.00%

    Calculation of Pro Forma Value After Conversion

    1.    V=                P/E * (Y)                                            V=        $7,500,000
            --------------------------------------------------------------
            1 - P/E * PCT * ((1-X-E-M-F)*R - (1-TAX)*E/T - (1-TAX)*M/N)

    2.    V=              P/B * (B+Z)                                            V=        $7,500,000
            ---------------------------
            1 - P/B * PCT * (1-X-E-M-F)

    3.    V=              P/A * (A+Z)                                            V=        $7,500,000
            ---------------------------
            1 - P/A * PCT * (1-X-E-M-F)

                                                                                                        Aggregate
                             Shares Issued to  Shares Sold to Price Per  Gross Offering Total Shares  Market Value     Full Value
    Conclusion                     MHC             Public       Share       Proceeds        Issued   of Stock Issued   Total Shares
    -----------                    ---             ------       -----       --------        ------   ---------------   ------------
    Minimum                      337,875          299,625       10.00      $2,996,250      299,625      2,996,250        637,500
    Midpoint                     397,500          352,500       10.00       3,525,000      352,500      3,525,000        750,000
    Maximum                      457,125          405,375       10.00       4,053,750      405,375      4,053,750        862,500
    Supermaximum                 525,694          466,181       10.00       4,661,813      466,181      4,661,813        991,875

----------
(1)  Pricing ratios shown reflect the midpoint value.
(2)  Net return reflects a reinvestment rate of 5.37 percent,  and a tax rate of
     39.00 percent.
(3)  Offering expenses shown at estimated midpoint value.
(4)  No cost is applicable since holding company will fund the ESOP loan.
(5) ESOP and MRP amortize over 10 years and 5 years, respectively; amortization tax effected at 39.00 percent.

                                   EXHIBIT 5

        Pro Forma Effect of Conversion Proceeds: Minority Stock Offering

                                    Exhibit 5
                     PRO FORMA EFFECT OF CONVERSION PROCEEDS
                             Revere Federal Savings
                                 At the Minimum

1.     Offering Proceeds                                                                                               $2,996,250
       Less: Estimated Offering Expenses                                                                                  425,952
                                                                                                                       ----------
       Net Conversion Proceeds                                                                                         $2,570,298

2.     Estimated Additional Income from Conversion Proceeds
       Net Conversion Proceeds                                                                                         $2,570,298
       Less: Non-Cash Stock Purchases (1)                                                                                 359,550
       Net Proceeds Reinvested                                                                                         $2,210,748
       Estimated net incremental rate of return                                                                              3.28%
                                                                                                                       ----------
       Earnings Increase                                                                                               $   72,417
         Less: Estimated cost of ESOP borrowings (2)                                                                            0
         Less: Amortization of ESOP borrowings (3)                                                                         14,622
         Less: Recognition Plan Vesting (4)                                                                                14,622
                                                                                                                       ----------
       Net Earnings Increase                                                                                           $   43,174

                                                                                                     Net
                                                                               Before             Earnings             After
3.     Pro Forma Earnings                                                    Conversion           Increase           Conversion
                                                                             ----------           --------           ----------
       12 Months ended Sept. 30, 1998 (reported, tax-effected)                $289,002             $43,174           $332,176
       12 Months ended Sept. 30, 1998 (core, tax-effected)                    $289,002             $43,174           $332,176

                                                            Before            Net Cash                                 After
4.     Pro Forma Net Worth                                Conversion          Proceeds                               Conversion
                                                          ----------          --------                               ----------
       Sept. 30, 1998                                     $6,384,000          $2,210,748                             $8,594,748
       Sept. 30, 1998 (Tangible)                          $6,384,000          $2,210,748                             $8,594,748

                                                            Before            Net Cash                                 After
5.     Pro Forma Assets                                   Conversion          Proceeds                               Conversion
                                                          ----------          --------                               ----------
       Sept. 30, 1998                                     $89,368,000         $2,210,748                            $91,578,748


(1) Includes ESOP and MRP stock purchases equal to 8.0 and 4.0 percent of the offering, respectively.
(2) ESOP stock purchases are internally financed by a loan from the holding company.
(3) ESOP borrowings are amortized over 10 years, amortization expense is tax-effected at a 39.00 percent rate.
(4)  MRP is amortized over 5 years, and amortization  expense is tax effected at
     39.00 percent.

                                    Exhibit 5
                     PRO FORMA EFFECT OF CONVERSION PROCEEDS
                             Revere Federal Savings
                                 At the Midpoint


1.     Offering Proceeds                                                                                               $3,525,000
       Less: Estimated Offering Expenses                                                                                  438,473
                                                                                                                       ----------
       Net Conversion Proceeds                                                                                         $3,086,527

2.     Estimated Additional Income from Conversion Proceeds
       Net Conversion Proceeds                                                                                         $3,086,527
       Less: Non-Cash Stock Purchases (1)                                                                                 423,000
       Net Proceeds Reinvested                                                                                         $2,663,527
       Estimated net incremental rate of return                                                                              3.28%
                                                                                                                       ----------
       Earnings Increase                                                                                               $   87,249
         Less: Estimated cost of ESOP borrowings (2)                                                                            0
         Less: Amortization of ESOP borrowings (3)                                                                         17,202
         Less: Recognition Plan Vesting (4)                                                                                17,202
                                                                                                                       ----------
       Net Earnings Increase                                                                                           $   52,845

                                                                                                          Net
                                                                               Before                  Earnings           After
3.     Pro Forma Earnings                                                    Conversion                Increase         Conversion
                                                                             ----------                --------         ----------
       12 Months ended Sept. 30, 1998 (reported, tax-effected)                $289,002                  $52,845          $341,847
       12 Months ended Sept. 30, 1998 (core, tax-effected)                    $289,002                  $52,845          $341,847

                                                            Before            Net Cash                                    After
4.     Pro Forma Net Worth                                Conversion          Proceeds                                  Conversion
                                                          ----------          --------                                  ----------
       Sept. 30, 1998                                     $6,384,000         $2,663,527                                $9,047,527
       Sept. 30, 1998 (Tangible)                          $6,384,000         $2,663,527                                $9,047,527

                                                            Before            Net Cash                                    After
5.     Pro Forma Assets                                   Conversion          Proceeds                                  Conversion
                                                          ----------          --------                                  ----------
       Sept. 30, 1998                                     $89,368,000        $2,663,527                                $92,031,527


(1) Includes ESOP and MRP stock purchases equal to 8.0 and 4.0 percent of the offering, respectively.
(2) ESOP stock purchases are internally financed by a loan from the holding company.
(3) ESOP borrowings are amortized over 10 years, amortization expense is tax-effected at a 39.00 percent rate.
(4)  MRP is amortized over 5 years, and amortization  expense is tax effected at
     39.00 percent.

                                    Exhibit 5
                     PRO FORMA EFFECT OF CONVERSION PROCEEDS
                             Revere Federal Savings
                                 At the Maximum

1.     Offering Proceeds                                                                                              $4,053,750
       Less: Estimated Offering Expenses                                                                                 450,994
                                                                                                                      ----------
       Net Conversion Proceeds                                                                                        $3,602,756


2.     Estimated Additional Income from Conversion Proceeds

       Net Conversion Proceeds                                                                                        $3,602,756
       Less: Non-Cash Stock Purchases (1)                                                                                486,450
       Net Proceeds Reinvested                                                                                        $3,116,306
       Estimated net incremental rate of return                                                                             3.28%
                                                                                                                      ----------
       Earnings Increase                                                                                              $  102,081
         Less: Estimated cost of ESOP borrowings (2)                                                                           0
         Less: Amortization of ESOP borrowings (3)                                                                        19,782
         Less: Recognition Plan Vesting (4)                                                                               19,782
                                                                                                                      ----------
       Net Earnings Increase                                                                                          $   62,516


                                                                                                       Net
                                                                               Before               Earnings             After
3.     Pro Forma Earnings                                                    Conversion             Increase           Conversion
                                                                             ----------             --------           ----------
       12 Months ended Sept. 30, 1998 (reported, tax-effected)                $289,002               $62,516           $351,518
       12 Months ended Sept. 30, 1998 (core, tax-effected)                    $289,002               $62,516           $351,518

                                                            Before            Net Cash                                   After
4.     Pro Forma Net Worth                                Conversion          Proceeds                                 Conversion
                                                          ----------          --------                                 ----------
       Sept. 30, 1998                                     $6,384,000         $3,116,306                               $9,500,306
       Sept. 30, 1998 (Tangible)                          $6,384,000         $3,116,306                               $9,500,306

                                                            Before            Net Cash                                   After
5.     Pro Forma Assets                                   Conversion          Proceeds                                 Conversion
                                                          ----------          --------                                 ----------
       Sept. 30, 1998                                    $89,368,000         $3,116,306                              $92,484,306

(1) Includes ESOP and MRP stock purchases equal to 8.0 and 4.0 percent of the offering, respectively.
(2) ESOP stock purchases are internally financed by a loan from the holding company.
(3) ESOP borrowings are amortized over 10 years, amortization expense is tax-effected at a 39.00 percent rate.
(4)  MRP is amortized over 5 years, and amortization  expense is tax effected at
     39.00 percent.

                                    Exhibit 5
                     PRO FORMA EFFECT OF CONVERSION PROCEEDS
                             Revere Federal Savings
                            At the Supermaximum Value

1.     Offering Proceeds                                                                                          $4,661,813
       Less: Estimated Offering Expenses                                                                             465,366
                                                                                                                  ----------
       Net Conversion Proceeds                                                                                    $4,196,447

2.     Estimated Additional Income from Conversion Proceeds
       Net Conversion Proceeds                                                                                    $4,196,447
       Less: Non-Cash Stock Purchases (1)                                                                            559,418
       Net Proceeds Reinvested                                                                                    $3,637,029
       Estimated net incremental rate of return                                                                         3.28%
                                                                                                                  ----------
       Earnings Increase                                                                                          $  119,138
         Less: Estimated cost of ESOP borrowings (2)                                                                       0
         Less: Amortization of ESOP borrowings (3)                                                                    22,750
         Less: Recognition Plan Vesting (4)                                                                           22,750
                                                                                                                  ----------
       Net Earnings Increase                                                                                      $   73,639

                                                                                                       Net
                                                                               Before               Earnings             After
3.     Pro Forma Earnings                                                    Conversion             Increase           Conversion
                                                                             ----------             --------           ----------
       12 Months ended Sept. 30, 1998 (reported, tax-effected)                $289,002               $73,639           $362,641
       12 Months ended Sept. 30, 1998 (core, tax-effected)                    $289,002               $73,639           $362,641

                                                            Before            Net Cash                                   After
4.      Pro Forma Net Worth                               Conversion          Proceeds                                 Conversion
                                                          ----------          --------                                 ----------
        Sept. 30, 1998                                    $6,384,000         $3,637,029                              $10,021,029
        Sept. 30, 1998 (Tangible)                         $6,384,000         $3,637,029                              $10,021,029

                                                            Before            Net Cash                                   After
5.      Pro Forma Assets                                  Conversion          Proceeds                                 Conversion
                                                          ----------          --------                                 ----------
        Sept. 30, 1998                                   $89,368,000         $3,637,029                              $93,005,029


(1) Includes ESOP and MRP stock purchases equal to 8.0 and 4.0 percent of the offering, respectively.
(2) ESOP stock purchases are internally financed by a loan from the holding company.
(3) ESOP borrowings are amortized over 10 years, amortization expense is tax-effected at a 39.00 percent rate.
(4)  MRP is amortized over 5 years, and amortization  expense is tax effected at
     39.00 percent.

                                   EXHIBIT 6

                       Peer Group Core Earnings Analysis

                            CORE EARNINGS ANALYSIS
                        COMPARABLE INSTITUTION ANALYSIS
                 FOR THE TWELVE MONTHS ENDED SEPTEMBER 30, 1998

                                               NET INCOME     LESS: NET    TAX EFFECT
                                                TO COMMON   GAINS (LOSS)      @34%
                                              ------------ -------------- ------------
                                                 ($000)        ($000)        ($000)
Comparable Group
ALLB Alliance Bank MHC of PA (19.9) .........      1,977             0            0
BCSB BCSB Bankcorp MHC of MD (38.6)(P).......         --            --           --
BRKL Brookline Bncp MHC of MA (47.0)(1)......     15,539        -1,246          424
FFFL Fidelity Bcsh MHC of FL (47.9)(1) ......      7,805        -2,311          786
SBFL Fingr Lakes Fin.MHC OF NY (33.1) .......      1,032          -325          111
GBNK Gaston Fed Bncp MHC of NC (47.0)(1).          1,487          -236           80
HARS Harris Fin. MHC of PA (24.9) ...........     17,877        -7,629        2,594
JXSB Jcksnville SB,MHC of IL (45.6) .........        947          -570          194
LFED Leeds Fed Bksr MHC of MD (36.3)(1)......      3,307            -2            1
LIBB Liberty Bancorp MHC of NJ (47)(4) ......        728             0            0
NBCP Niagara Bancorp of NY MHC (45.4) .......      8,933         6,616       -2,249
NWSB Northwest Bcrp MHC of PA (30.8)(1) .....     21,322        -1,131          385
PBHC Pathfinder BC MHC of NY (45.2)(1) ......      1,460          -366          124
PBCT Peoples Bank, MHC of CT (41.2) .........    107,000       -65,300       22,202
PHSB Ppls Home SB, MHC of PA (45.0) .........      1,596          -203           69
PLSK Pulaski SB, MHC of NJ (47.0) ...........        949           111          -38
SKBOD Skibo Fin Corp MHC of PA (45.0)(1).....        826           260          -88
SFFS Sound Bancorp MHC of NY (44.1)(P) ......         --            --           --
WAYN Wayne Svgs Bks MHC of OH (48.2)(1)......      1,822          -270           92
WCFB Wbstr Cty FSB MHC of IA (45.6)(1) ......      1,332             0            0


                                                             ESTIMATED
                                               LESS: EXTD   CORE INCOME            ESTIMATED
                                                  ITEMS      TO COMMON    SHARES   CORE EPS
                                              ------------ ------------- -------- ----------
                                                 ($000)        ($000)     ($000)      ($)
Comparable Group
ALLB Alliance Bank MHC of PA (19.9) .........       0           1,977      3,274      0.60
BCSB BCSB Bankcorp MHC of MD (38.6)(P).......      --              --      6,117      0.36
BRKL Brookline Bncp MHC of MA (47.0)(1)......       0          14,717     29,095      0.51
FFFL Fidelity Bcsh MHC of FL (47.9)(1) ......       0           6,280      6,802      0.92
SBFL Fingr Lakes Fin.MHC OF NY (33.1) .......       0             818      3,570      0.23
GBNK Gaston Fed Bncp MHC of NC (47.0)(1).           0           1,331      4,497      0.30
HARS Harris Fin. MHC of PA (24.9) ...........       0          12,842     33,992      0.38
JXSB Jcksnville SB,MHC of IL (45.6) .........       0             571      1,908      0.30
LFED Leeds Fed Bksr MHC of MD (36.3)(1)......       0           3,306      5,196      0.64
LIBB Liberty Bancorp MHC of NJ (47)(4) ......       0             728      3,901      0.37
NBCP Niagara Bancorp of NY MHC (45.4) .......       0          13,300     29,756      0.45
NWSB Northwest Bcrp MHC of PA (30.8)(1) .....       0          20,576     46,865      0.44
PBHC Pathfinder BC MHC of NY (45.2)(1) ......       0           1,218      2,736      0.45
PBCT Peoples Bank, MHC of CT (41.2) .........       0          63,902     64,147      1.00
PHSB Ppls Home SB, MHC of PA (45.0) .........       0           1,462      2,760      0.53
PLSK Pulaski SB, MHC of NJ (47.0) ...........       0           1,022      2,108      0.48
SKBOD Skibo Fin Corp MHC of PA (45.0)(1).....       0             998      3,450      0.29
SFFS Sound Bancorp MHC of NY (44.1)(P) ......      --              --      5,212      0.63
WAYN Wayne Svgs Bks MHC of OH (48.2)(1).            0           1,644      2,487      0.66
WCFB Wbstr Cty FSB MHC of IA (45.6)(1) ......       0           1,332      2,114      0.63

----------
(P) Pro forma financial data reflective of new conversion.

(1) Financial information is for the quarter ending June 30, 1998.

(4) Figures are for two quarters of financial data, EPS figures are annualized.

Source: Audited and unaudited financial statements, corporate reports and offering circulars, and RP Financial, LC. calculations. The information provided in this table has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

                                   EXHIBIT 7

                         Firm Qualifications Statement

RP FINANCIAL, LC.
---------------------------------------
Financial Services Industry Consultants

                          FIRM QUALIFICATION STATEMENT

RP Financial provides financial and management consulting and valuation services to the financial services industry nationwide, particularly federally-insured financial institutions. RP Financial establishes long-term client relationships through its wide array of services, emphasis on quality and timeliness, hands-on involvement by our principals and senior consulting staff, and careful structuring of strategic plans and transactions. RP Financial's staff draws from backgrounds in consulting, regulatory agencies and investment banking, thereby providing our clients with considerable resources.

STRATEGIC AND CAPITAL PLANNING

RP Financial's strategic and capital planning services are designed to provide effective workable plans with quantifiable results. Through a program known as SAFE (Strategic Alternatives Financial Evaluations), RP Financial analyzes strategic options to enhance shareholder value or other established objectives. Our planning services involve conducting situation analyses; establishing mission statements, strategic goals and objectives; and identifying strategies for enhancement of franchise value, capital management and planning, earnings improvement and operational issues. Strategy development typically includes the following areas: capital formation and management, asset/liability targets, profitability, return on equity and market value of stock. Our proprietary financial simulation model provides the basis for evaluating the financial impact of alternative strategies and assessing the feasibility/compatibility of such strategies with regulations and/or other guidelines.

MERGER AND ACQUISITION SERVICES

RP  Financial's   merger  and  acquisition   (M&A)  services  include  targeting
candidates and potential acquirors, assessing acquisition merit, conducting detailed due diligence, negotiating and structuring transactions, preparing merger business plans and financial simulations, rendering fairness opinions and assisting in implementing post-acquisition strategies. Through our financial simulations, comprehensive in-house data bases, valuation expertise and regulatory knowledge, RP Financial's M&A consulting focuses on structuring transactions to enhance shareholder returns.

VALUATION SERVICES

RP Financial's extensive valuation practice includes valuations for a variety of purposes including mergers and acquisitions, mutual-to-stock conversions, ESOPs, subsidiary companies, mark-to-market transactions, loan and servicing portfolios, non-traded securities, core deposits, FAS 107 (fair market value disclosure), FAS 122 (loan servicing rights) and FAS 123 (stock options). Our principals and staff are highly experienced in performing valuation appraisals which conform with regulatory guidelines and appraisal industry standards. RP Financial is the nation's leading valuation firm for mutual-to-stock conversions of thrift institutions.

OTHER CONSULTING SERVICES AND DATA BASES

RP Financial offers a variety of other services including branching strategies, feasibility studies and special research studies, which are complemented by our quantitative and computer skills. RP Financial's consulting services are aided by its in-house data base resources for commercial banks and savings institutions and proprietary valuation and financial simulation models.

YEAR 2000 SERVICES

RP Financial, through a relationship with a computer research and development company with a proprietary methodology, offers Year 2000 advisory and conversion services to financial institutions which are more cost effective and less disruptive than most other providers of such service.

RP Financial's Key Personnel (Years of Relevant Experience)
  Ronald S. Riggins, Managing Director (18)
  William E. Pommerening, Managing Director (14)
  Gregory E. Dunn, Senior Vice President (16)
  James P. Hennessey, Senior Vice President (13)
  James J. Oren, Senior Vice President (11)